REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SEI TAX EXEMPT TRUST:

We have audited the accompanying statements of net assets of the Tax Free, California Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1996 and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. We have also audited the statement of operations of the Bainbridge Tax Exempt Portfolio of SEI Tax Exempt Trust for the period ended December 15, 1995, and the related statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatment. An audit includes examining, on a test basis, evidence supporting hte amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Free, California Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
October 11, 1996

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



TAX FREE PORTFOLIO

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 104.1%
ALABAMA -- 0.6%
   Tuscaloosa Industrial
     Development Board,
     Industrial Development
     Revenue, Field Container
     Corporation, VRDN,
     RB (A) (B) (C)
     3.550%, 09/07/96                                    $1,950           $1,950
                                                                          ------
ARKANSAS -- 0.3%
   Little Rock Unified
     School District, TRAN
     3.850%, 12/30/96                                     1,000            1,000
                                                                          ------
ARIZONA -- 1.5%
   Chandler Industrial
     Development Authority,
     Parsons Municipal Series
     Project, VRDN, RB (A) (B) (C)
     3.700%, 09/15/96                                     3,900            3,900
   Tucson Industrial Development
     Authority, Tucson City Center
     Parking, VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                     1,250            1,250
                                                                          ------
                                                                           5,150
                                                                          ------
CALIFORNIA -- 2.5%
   California School Cash
     Reserve Program Authority,
     Pool, Ser A, RAN
     4.750%, 07/02/97                                     5,000            5,036
   California State, Ser
     96-97, RAN
     4.500%, 06/30/97                                     2,500            2,511
   Western Placer, USD, TRAN
     4.700%, 09/05/96                                     1,000            1,000
                                                                          ------
                                                                           8,547
                                                                          ------
COLORADO -- 3.6%
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Woodstream Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     2,500            2,500
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Cambray Park,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     2,900            2,900

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Grants Plaza
     Project 91-A, VRDN,
     RB (A) (B) (C)
     3.525%, 09/07/96                                    $1,500           $1,500
   Denver City & County,
     Multi-Family Housing,
     Ogden Residence Project, Ser 85,
     VRDN, RB (A) (B) (C)
     3.950%, 09/01/96                                     2,965            2,965
   Fraser Industrial Development
     Revenue, Safeway Project,
     VRDN, RB (A) (B) (C)
     3.650%, 12/01/96                                     1,785            1,785
   Jefferson County Industrial
     Development Revenue,
     Southwest Medpro Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                        550             550
                                                                          ------
                                                                          12,200
                                                                          ------
DISTRICT OF COLUMBIA -- 1.9%
   District of Columbia, Washington,
     Ser B-1, VRDN, RB (A) (B) (C)
     3.950%, 09/07/96                                        600             600
   District of Columbia, Washington,
     Ser B-2, VRDN, RB (A) (B) (C)
     3.950%, 09/07/96                                      5,300           5,300
   District of Columbia, Washington,
     Ser B-3, VRDN, RB (A) (B) (C)
     3.950%, 09/07/96                                        500             500
                                                                          ------
                                                                           6,400
                                                                          ------
FLORIDA -- 3.9%
   Boca Raton Industrial
     Development Authority,
     Parking Garage, Ser 84-A,
     VRDN, RB (A) (B) (C)
     3.875%, 09/07/96                                      3,125           3,125
   Florida Housing Finance Agency,
     VRDN, RB (A) (B) (C)
     3.850%, 09/07/96                                      2,300           2,300
   Florida Housing Finance Authority,
     Sarasota Beneva Place, Ser C,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                      4,955           4,955
   Halifax Hospital Medical Center,
     Ser 96, TAN (C)
     3.800%, 04/15/97                                      2,000           2,001



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Pasco County Housing Facility
     Authority, Multi-Family
     Housing, Carlton Arms/
     Magnolia Valley, VRDN,
     RB (A) (B) (C)
     3.625%, 09/07/96                                   $ 1,000          $ 1,000
                                                                         -------
                                                                          13,381
                                                                         -------
GEORGIA -- 3.6%
   Dekalb County, Development
     Authority Revenue, Dart
     Container Project, VRDN,
     RB (A) (B) (C)
     3.850%, 09/07/96                                     1,000            1,000
   DeKalb County, Multi-Family
     Housing, Wood Terrace
     Apartments Project, Ser 95,
     VRDN, RB (A) (B)
     3.450%, 09/07/96                                       400              400
   Fulton County Development
     Authority, Robert W. Woodruff
     Arts Center,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     3,500            3,500
   Gordon Industrial Development
     Authority, Federal Paper Board
     Incorporated Project, Ser 92,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     2,000            2,000
   Newton, Industrial Development
     Revenue, H.B. Fuller Project,
     Ser 84, VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                     3,100            3,100
   Richmond County, Industrial
     Development Authority,
     Federal Paper Board Company
     Project, Ser 92,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     1,000            1,000
   Rome City, Ser 96, TAN, G.O.
     3.270%, 12/31/96                                     1,150            1,150
                                                                         -------
                                                                          12,150
                                                                         -------
ILLINOIS -- 7.0%
   Chicago O'Hare International
     Airport, American Airlines,
     Ser A, VRDN, RB (A)
     (B) (C)
     3.750%, 09/01/96                                       600              600
   Chicago Park District, Ser A, TAW
     5.000%, 10/30/96                                     1,000            1,002
   Chicago, Multi-Family Housing
     Authority, Waveland Project B,
     VRDN, RB (A) (B)(C)
     3.450%, 09/07/96                                     6,100            6,100


--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
East Peoria, Multi-Family
  Housing Revenue, Radnor
  East Project, VRDN, RB (A)
  (B) (C) 3.750%, 09/07/96                               $1,720           $1,720
Hoffman Estates, Park District,
  G.O. 4.000%, 12/01/96                                   1,815            1,815
Illinois State Development
  Financial Authority, Dart
  Container Project, VRDN,
  RB (A) (B) (C)
  3.548%, 09/07/96                                        1,300            1,300
   Illinois State Financial
     Development Authority,
     Diamond Star Motors Project,
     VRDN, RB (A) (B) (C)
     3.850%, 09/01/96                                     1,900            1,900
   Peoria Economic Development,
     North Point Shopping Center
     Project, VRDN, RB (A) (B) (C)
     3.700%, 12/01/96                                     2,395            2,395
   Skokie, Industrial Development
     Authority, Fashion Square
     Project, VRDN, RB (A) (B) (C)
     3.875%, 09/07/96                                     2,800            2,800
   Springfield, Community
     Improvement Revenue,
     Kent Family Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     1,000            1,000
   St. Clair County, Industrial
     Building Authority,
     Winchester Apartments Project,
     Ser 94, VRDN, RB (A) (B)
     3.900%, 09/07/96                                     3,000            3,000
                                                                          ------
                                                                          23,632
                                                                          ------
INDIANA -- 8.6%
   Bartholomew Consolidated
     Schools, TAW
     4.000%, 12/31/96                                     1,738            1,739
   East Chicago, School City TAW
     4.000%, 12/31/96                                     3,000            3,002
   Gary Environmental Improvement,
     US Steel, VRDN, RB (A) (B) (C)
     3.700%, 01/15/97                                     9,800            9,800
   Hamilton Southeastern
     Independent Schools,
     Consolidated School
     Building, BAN
     3.900%, 12/31/96                                       750              751



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Indiana Development Finance
     Authority, Industrial
     Development Revenue,
     Goodwill Industries Center
     Project, VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                   $ 1,400          $ 1,400
   Indiana Health Facilities Finance
     Authority, Lutherwood Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     1,000            1,000
   Lake County, Calumet Township,
     Ser 95, G.O.
     5.000%, 01/15/97                                     1,750            1,759
   Michigan City, TAW
     3.900%, 12/31/96                                     1,100            1,100
   Portage Township Schools, TAW
     4.150%, 12/31/96                                     1,350            1,352
   Portage, Economic Development
     Revenue, VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                       780              780
   South Bend Community School
     District, G.O.
     3.850%, 01/15/97                                       570              570
   Tri-Creek School District, TAW
     4.000%, 12/31/96                                     1,100            1,101
   Valpariso Community School
     District, TAW
     4.100%, 12/31/96                                     3,500            3,504
   Whitko Community School
     District, TAW
     4.000%, 12/31/96                                     1,490            1,491
                                                                         -------
                                                                          29,349
                                                                         -------
KANSAS -- 0.2%
   Salina, Central Mall Dillard,
     Ser 84, VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                       495              495
   Shawnee County, Ser 96-1, BAN
     4.800%, 03/01/97                                       280              280
                                                                         -------
                                                                             775
                                                                         -------
LOUISIANA -- 0.6%
   Ascension Parish, Pollution
     Control Revenue, BASF
     Wyandotte Corporation,
     VRDN, RB, (A) (B) (C)
     3.850%, 09/01/96                                     1,600            1,600
   Louisiana State Public Facilities
     Authority, Willis Knighton
     Medical Project, VRDN, RB
     AMBAC Insured (A) (B)
     3.400%, 09/07/96                                       600              600
                                                                         -------
                                                                           2,200
                                                                         -------


--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MAINE -- 0.6% Maine State, TAN,
     G.O. 4.500%, 06/27/97                               $2,000           $2,010
                                                                          ------
MARYLAND -- 5.2%
   Baltimore County, G.O., TECP
     3.500%, 10/02/96 (C)                                 2,000            2,000
   Howard County Multi-Family
     Housing, Sherwood Crossing
     Limited, Ser A, VRDN, RB,
     G.O. (A) (B)
     3.750%, 06/01/97                                     1,500            1,500
   Maryland State Health & Higher
     Education Facilities Authority,
     Kennedy Krieger, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                       400              400
   Maryland State Health & Higher
     Education Facilities Authority,
     Pooled Loan Program, Ser B,
     VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                      8,100           8,100
   Montgomery County, Multi-Family
     Housing Opportunities,
     Community Housing,
     VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                      5,000           5,000
   Prince Georges County Housing
     Authority, VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                        625             625
                                                                          ------
                                                                          17,625
                                                                          ------
MICHIGAN -- 1.0%
   Sterling Heights Economic
     Development, Sterling Shopping
     Center, VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                        500             500
   University of Michigan, University
     Revenue, Ser A, VRDN,
     RB (A) (B)
     3.850%, 09/01/96                                        800             800
   Wayne County, Sewer
     System, TECP (B) (C)
     3.650%, 09/27/96                                      2,000           2,000
                                                                          ------
                                                                           3,300
                                                                          ------
MINNESOTA -- 3.2%
   Bloomington Commercial
     Development Revenue, Park
     Project, VRDN, RB (A) (B) (C)
     3.770%, 09/07/96                                      3,150           3,150


STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Golden Valley Industrial
     Development Revenue, Graco
     Project, VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                    $ 1,620         $ 1,620
   Minneapolis, Highway
     Improvement, VRDN,
     G.O. (A) (B) (C)
     3.500%, 09/07/96                                      3,500           3,500
   Minnesota Housing Finance
     Agency, Single Family Mortgage,
     RB (A) (B) (C)
     3.500%, 12/12/96                                      1,575           1,575
   Minnesota School Districts,
     Tax & Aid Anticipation
     Borrowing Program 1996, Ser B, COP
     4.500%, 09/09/97                                        900             906
                                                                         -------
                                                                          10,751
                                                                         -------
MISSOURI -- 1.8%
   Kansas City Industrial
     Development Authority,
     Baptist Health System, Ser A,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                      5,975           5,975
                                                                         -------
NEVADA -- 2.8%
   Henderson, Public Improvement
     Trust, Multi-Family Housing,
     Pueblo Verde I & II-B Apartment
     Project, #1071, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                      9,500           9,500
                                                                         -------
NEW HAMPSHIRE -- 0.3%
   New Hampshire Higher Education
     & Health Facility Authority,
     Dartmouth College, RB (A) (B)
     3.800%, 06/01/97                                      1,080           1,080
                                                                         -------
NEW JERSEY -- 0.9%
   New Jersey Economic
     Development Authority,
     Cincinnati Gear Company,
     RB (A) (B) (C)
     3.600%, 10/01/96                                      1,405           1,405
   New Jersey State, G.O.,
     Pre-Refunded @ 101 (D)
     7.200%, 04/15/97                                      1,500           1,547
                                                                         -------
                                                                           2,952
                                                                         -------

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
NEW MEXICO -- 0.6%
   Albuquerque Industrial
     Development Revenue,
     Plastech Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                    $2,155           $2,155
                                                                          ------
NEW YORK -- 2.3%
   Nassau County, Ser A, RAN
     4.000%, 03/05/97                                     2,500            2,508
   North Hempstead, BAN
     4.250%, 05/29/97                                     2,000            2,006
   North Hempstead, Ser B, BAN
     3.850%, 02/27/97                                     1,000            1,002
   Ontario County Industrial
     Development Authority,
     Seneca Foods, RB (A) (B) (C)
     3.850%, 09/07/96                                     2,185            2,185
                                                                          ------
                                                                           7,701
                                                                          ------
NORTH CAROLINA -- 0.9%
   Beafort Industrial Facility,
     Pollution Control Revenue,
     Texas Gulf Corporation,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     3,000            3,000
                                                                          ------
NORTH DAKOTA -- 0.6%
   Fargo, Commercial Development
     Revenue, Cass Oil Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     2,200            2,200
                                                                          ------
OHIO -- 3.5%
   Brecksville-Broadview Heights
     School District, Ohio School
     Improvement, Ser 96, BAN
     3.900%, 01/17/97                                     1,000            1,001
   Cincinnati & Hamilton County
     Port Authority, CEI Realty
     Project, VRDN, G.O. (A) (B) (C)
     3.600%, 11/01/96                                       105              105
   Cleveland Waterworks Revenue,
     First Mortgage Improvement,
     Ser E, VRDN, RB,
     MBIA Insured,
     Pre-Refunded @ 101 (A) (D)
     7.625%, 01/01/97                                       485              501
   Highland County Industrial
     Development Revenue,
     Lancaster Colony Corporation,
     VRDN, RB (A) (C)
     3.150%, 09/07/96                                     1,000            1,000



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Montgomery County Economic
     Development Revenue, Wayne
     Town Center, VRDN, RB (A) (B) (C)
     3.550%, 10/01/96                                    $ 1,045         $ 1,045
   North Olmsted, BAN
     4.600%, 12/19/96                                      5,000           5,007
   Summit County Industrial
     Development Authority,
     SGS Tool Project, RB (A) (B) (C)
     3.700%, 11/01/96                                        190             190
   Summit County Industrial
     Development Revenue,
     Arlington Plaza Project,
     RB (A) (B) (C)
     3.150%, 09/07/96                                      2,285           2,285
   Toledo, Industrial Development
     Revenue, Countymark Cooperative
     Project, VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                        900             900
                                                                         -------
                                                                          12,034
                                                                         -------
OKLAHOMA -- 4.4%
   Bartlesville Development Authority,
     Heritage Villa Nursing Center,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      3,000           3,000
   Oklahoma County Industrial
     Development Authority, Baptist
     General Convention, Ser 89,
     VRDN, RB (A) (B) (C)
     3.850%, 09/01/96                                      2,500           2,500
   Oklahoma State Water Reserve Board
     State Loan Program Revenue, RB
     (A) (B)
     3.700%, 03/03/97                                      3,500           3,500
   Tulsa County Industrial
     Development Authority,
     Healthcare Revenue, Laureate
     Psychiatric Project, RB (A) (B)
     3.850%, 12/15/96                                      3,500           3,500
   Tulsa Parking Authority,
     Refunding First Mortgage
     Williams Project 84, Ser A,
     VRDN, RB (A) (B) (C)
     3.750%, 11/15/96                                      2,310           2,310
                                                                         -------
                                                                          14,810
                                                                         -------
OREGON -- 0.8%
   Port of Portland, Public Grain
     Elevator, Columbia Grain,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                      2,565           2,565
                                                                         -------

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
PENNSYLVANIA -- 19.2%
   Allegheny County Education
     Building Authority, University
     of Pittsburgh Project, Ser 85-B,
     VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                     $  950          $  950
   Allegheny County Hospital
     Development Authority, Ser 88-D,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                        600             600
   Berks County Industrial
     Development Authority, Rilsaw
     Industrial Project, Elf Aquitaine,
     VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                      2,400           2,400
   Bucks County Industrial
     Development Authority,
     Edgcomb Metals Project,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                      3,955           3,955
   Clarion County Industrial
     Development Authority,
     Specialized Development
     Meritcare, MTC Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      1,000           1,000
   Cumberland County Municipal
     Authority, United Methodist
     Homes Aging Project, VRDN,
     RB (A) (B) (C)
     3.680%, 09/07/96                                      2,000           2,000
   Delaware County Airport Facility,
     Airport Facility Revenue, UPS
     Project, Ser 85, VRDN, RB (A) (B)
     3.650%, 09/07/96                                      1,500           1,500
   Delaware County Industrial
     Development Authority, British
     Petroleum Project, Ser 95,
     VRDN, RB (A) (B)
     3.750%, 09/07/96                                        600             600
   Delaware County Industrial
     Development Authority,
     Scott Paper Project, Ser A,
     VRDN, RB (A) (B)
     3.400%, 09/07/96                                      1,000           1,000
   Emmaus General Authority
     Revenue, Subseries D-8,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                      7,000           7,000
   Langhorne Hospital Revenue
     Authority, Franciscan Health
     Systems Project, Ser C, VRDN,
     RB (A) (B) (C)
     3.650%, 09/07/96                                      1,300           1,300
  Finance Project, Ser F, VRDN,
  RB, AMBAC Insured (A) (B)
  3.350%, 09/07/96                                        1,000            1,000
Schuylkill County, Industrial
  Development Authority,
  Gilberton Power Project,
  VRDN, RB (A) (B) (C)
  3.500%, 09/07/96                                        1,200            1,200
Schuylkill County, Industrial
  Development Authority,
  Northeastern Power Project,
  VRDN, RB (A) (B) (C)
  3.850%, 09/01/96                                        3,100            3,100
Schuylkill County, Industrial
  Development Authority,
  Westwood Energy Project,
  VRDN, RB (A) (B) (C)
  3.950%, 09/01/96                                        2,900            2,900
Scranton-Lackawana, Health &
  Welfare Authority, University
  of Scranton Project, VRDN,
  RB (A) (B) (C)
  3.650%, 11/01/96                                          575              575
Shenango Valley Osteopathic
  Hospital Authority, Shenango
  Valley Medical Center, RB,
  Pre-Refunded  @ 102 (D)
  7.875%, 04/01/97                                        1,755            1,831
Temple University, University
  Funding, Ser 96, RAN
  4.625%, 05/20/97                                          500              503
York General Authority,
  Pooled Financing Revenue,
  VRDN, RB (A) (B) (C)
  3.500%, 09/07/96                                        5,000            5,000
                                                                         -------
                                                                          65,325
                                                                         -------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



TAX FREE PORTFOLIO--CONTINUED

----------------------------------------------------------------------------------
                                                         FACE
                                                      AMOUNT (000)    VALUE (000)
----------------------------------------------------------------------------------
  Montgomery County Higher
    Education & Health Facility
    Authority, Higher Education
    & Loan, Ser 96-A,
    VRDN, RB (A) (B) (C)
    3.650%, 09/07/96                                       $6,000           $6,000
  Moon Township Industrial
    Development Revenue,
    Executive Office Project,
    Ser 91-A, VRDN, RB (A) (B) (C)
    3.550%, 09/07/96                                          800              800
  North Umberland County,
    Industrial Development
    Authority, Atlas Development,
    VRDN, RB (A) (B) (C)
    3.550%, 09/07/96                                        1,025            1,025
  Northeastern Hospital &
    Education Authority, Allhealth
    Pooled Financing Program,
    VRDN, RB (A) (B) (C)
    3.600%, 09/07/96                                        3,500            3,500
  Pennsylvania Higher Education
    Facility, Thomas Jefferson
    University, Ser B, VRDN,
    RB (A) (B) (C)
    3.700%, 02/26/97                                        1,000            1,000
  Pennsylvania Higher Education
    Facility, Thomas Jefferson
    University, Ser C, VRDN,
    RB (A) (B) (C)
    3.700%, 01/01/97                                        1,500            1,500
  Pennsylvania Higher Education
    Facility, Allegheny College
    Project, VRDN, RB (A) (B) (C)
    3.500%, 09/07/96                                        1,000            1,000
  Pennsylvania Higher Education
    Facility, Carnegie Mellon
    University Project, Ser C,
    VRDN, RB (A) (B)
    3.750%, 09/01/96                                        2,500            2,500
  Pennsylvania State Turnpike
    Commission, Turnpike
    Revenue, Ser A, RB,
    Pre-Refunded @ 102 (D)
    7.875%, 12/01/96                                        2,000            2,061
  Philadelphia Industrial
    Development Authority,
    Multi-Family Housing,
    Harbor View Towers Project,
    VRDN, RB (A) (B) (C)
    3.800%, 09/07/96                                          280              280

----------------------------------------------------------------------------------
                                                         FACE
                                                      AMOUNT (000)    VALUE (000)
----------------------------------------------------------------------------------
  Philadelphia Redevelopment
    Authority, Pennsylvania
    School For The Deaf,
    VRDN, RB (A) (B) (C)
    3.700%, 09/07/96                                      $ 2,000          $ 2,000
  Philadelphia School
    District, TRAN
    4.500%, 06/30/97                                        1,500            1,507
  Philadelphia, Ser A, TRAN
    4.500%, 06/30/97                                        3,025            3,038
  Sayre Health Care Facilities
    Authority, Pennsylvania VHA
    Capital Finance Project, Ser A,
    VRDN, RB, AMBAC
    Insured (A) (B)
    3.350%, 09/07/96                                          700              700
  Sayre Health Care Facilities
    Authority, Pennsylvania Capital VHA
    Finance Project, Ser F, VRDN,
    RB, AMBAC Insured (A) (B)
    3.350%, 09/07/96                                        1,000            1,000
  Schuylkill County, Industrial
    Development Authority,
    Gilberton Power Project,
    VRDN, RB (A) (B) (C)
    3.500%, 09/07/96                                        1,200            1,200
  Schuylkill County, Industrial
    Development Authority,
    Northeastern Power Project,
    VRDN, RB (A) (B) (C)
    3.850%, 09/01/96                                        3,100            3,100
  Schuylkill County, Industrial
    Development Authority,
    Westwood Energy Project,
    VRDN, RB (A) (B) (C)
    3.950%, 09/01/96                                        2,900            2,900
  Scranton-Lackawana, Health &
    Welfare Authority, University
    of Scranton Project, VRDN,
    RB (A) (B) (C)
    3.650%, 11/01/96                                          575              575
  Shenango Valley Osteopathic
    Hospital Authority, Shenango
    Valley Medical Center, RB,
    Pre-Refunded  @ 102 (D)
    7.875%, 04/01/97                                        1,755            1,831
  Temple University, University
    Funding, Ser 96, RAN
    4.625%, 05/20/97                                          500              503
  York General Authority,
    Pooled Financing Revenue,
    VRDN, RB (A) (B) (C)
    3.500%, 09/07/96                                        5,000            5,000
                                                                           -------
                                                                            65,325
                                                                           -------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.5%
   Florence County Industrial
     Development Revenue,
     La-Z-Boy Chair Project,
     VRDN, RB (A) (B)
     3.671%, 09/07/96                                   $ 5,000          $ 5,000
                                                                         -------
TENNESSEE -- 0.9%
   Greenville Industrial Development
     Revenue, Pet Inc. Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     3,000            3,000
                                                                         -------
TEXAS -- 3.5%
   Brazo River, Hoffman-Laroche
     Project, Ser 85, VRDN,
     RB (A) (B) (C)
     3.525%, 09/07/96                                     1,000            1,000
   Harris County, Multi-Family
     Housing, Arbor II Project,
     VRDN, RB (A) (B)
     3.950%, 10/01/96                                     1,000            1,000
   Harris County, Multi-Family
     Housing, Glenhollow Project,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                     2,300            2,300
   Houston Health Facilities
     Development Authority,
     Corporate Revenue, Memorial
     Northwest Pavillion,
     VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                       845              845
   Texas State, TECP
     3.700%, 02/05/97                                     4,000            4,000
   Trinity River, Industrial
     Development Authority,
     Trinity River Project,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                     2,900            2,900
                                                                         -------
                                                                          12,045
                                                                         -------
UTAH -- 3.7%
   Castle Dale Industrial
     Development Revenue,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.850%, 02/01/97                                     1,475            1,475


--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Nephi Industrial Development
     Authority, Safeway Project,
     VRDN, RB (A) (B) (C)
     3.350%, 09/01/96                                   $ 1,260          $ 1,260
   Salt Lake City, Industrial
     Development Authority,
     Devereaux Partners Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     5,000            5,000
   Salt Lake City, Industrial
     Development Authority,
     Park View Plaza Project,
     VRDN, RB (A) (B) (C)
     3.720%, 09/07/96                                     3,625            3,625
   Tremonton City Industrial
     Development Revenue,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.650%, 12/01/96                                     1,075            1,075
                                                                         -------
                                                                          12,435
                                                                         -------
VERMONT -- 1.7%
   Vermont State Student Assistance
     Student Loan Bonds, Ser 85,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                     5,825            5,825
                                                                         -------
VIRGINIA -- 2.7%
   Fairfax County, Multi-Family
     Housing Revenue, Chase
     Commons Project, VRDN,
     RB (A) (B) (C)
     3.625%, 09/07/96                                     5,000            5,000
   Henrico County, Industrial
     Development Authority,
     Hermitage Project, VRDN,
     RB (A) (B) (C)
     3.900%, 09/01/96                                     2,100            2,100
   Stafford County, Industrial
     Development Authority,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.650%, 12/01/96                                     2,095            2,095
                                                                         -------
                                                                           9,195
                                                                         -------
WASHINGTON -- 0.2%
   Washington State, Ser 86-D, G.O.,
     Pre-Refunded @ 100 (D)
     7.800%, 09/01/96                                       800              800

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


TAX FREE PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
WEST VIRGINIA -- 2.9%
   Keyser Industrial Development
     Revenue, Keyser Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                   $ 2,050          $ 2,050
   West Virginia State Hospital
     Finance Authority, Hospital
     Revenue, VHA Mid-Atlantic,
     Ser B, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%, 09/07/96                                     1,600            1,600
   West Virginia State Hospital
     Finance Authority, Hospital
     Revenue, VHA Mid-Atlantic,
     Ser F, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%, 09/07/96                                     5,700            5,700
   West Virginia State Hospital
     Finance Authority, St. Joseph's
     Hospital Project, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                       500              500
                                                                         -------
                                                                           9,850
                                                                         -------
WISCONSIN -- 4.6%
   Beaver Dam, USD, TRAN
     4.140%, 08/27/97                                     1,000            1,000
   Burlington Area School District,
     TRAN
     4.220%, 08/29/97                                     1,000            1,002
   Kettle-Moraine School District,
     TRAN
     4.010%, 08/22/97                                     1,150            1,150
   LaCrosse Industrial Development
     Revenue, LaCrosse Properties,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                     5,355            5,355
   Mayville Area School
     District, BAN
     3.500%, 11/01/96                                     1,640            1,640
   Mount Horeb Area School
     District, BAN
     3.500%, 11/01/96                                     1,750            1,750
   Village of Menomonee, Industrial
     Development Revenue,
     Maysteel Corporation
     VRDN, RB (A) (B) (C)
     3.630%, 09/07/96                                     1,900            1,900
   Watertown, USD, TRAN
     3.975%, 10/25/96                                     2,000            2,000
                                                                         -------
                                                                          15,797
--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Total Municipal Bonds
   (Cost $353,664)                                                    $ 353,664
                                                                      ---------
Total Investments -- 104.1%
   (Cost $353,664)                                                      353,664
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET -- (4.1%)                             (13,752)
                                                                      ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
authorization -- no par value) based on
   340,065,680 outstanding shares of
   beneficial interest                                                  339,921
Portfolio Shares of Class D (unlimited
authorization -- no par value) based on
   5,951 outstanding shares of
   beneficial interest                                                        6
Undistributed Net Investment Income                                           3
Accumulated Net Realized Loss on
   Investments                                                              (18)
                                                                      ---------
Total Net Assets--100.0%                                              $ 339,912
                                                                      =========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A                               $    1.00
                                                                      =========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class D                               $    1.00
                                                                      =========


AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN   BOND ANTICIPATION NOTE
COP   CERTIFICATE OF PARTICIPATION
GO    GENERAL OBLIGATION
MBIA  MUNICIPAL BOND INVESTORS ASSURANCE
RAN   REVENUE ANTICIPATION NOTE
RB    REVENUE BOND SER SERIES
TAN   TAX ANTICIPATION NOTE
TAW   TAX ANTICIPATION WARRANT
TECP  TAX EXEMPT COMMERCIAL PAPER
TRAN  TAX & REVENUE ANTICIPATION NOTE
UPS   UNITED PARCEL SERVICE
USD   UNIFIED SCHOOL DISTRICT
VRDN  VARIABLE RATE DEMAND NOTE
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON AUGUST 31, 1996.
(B) PUT AND DEMAND FEATURE--THE MATURITY DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE LESSER OF THE MATURITY DATE OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY--THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CALIFORNIA TAX EXEMPT PORTFOLIO

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 104.2%
CALIFORNIA -- 104.2%
   Association of Bay Area
     Governments, Lucille Salter
     Packard Project, VRDN, RB,
     AMBAC Insured (A) (B)
     3.300%, 09/07/96                                     $1,100          $1,100
   Butte County, Office of
     Education, TRAN
     4.750%, 09/12/96                                      5,000           5,001
   California Education Facility
     Authority, Point Nazarene
     College, VRDN, RB (A) (B)
     3.250%, 09/07/96                                      4,000           4,000
   California Education Facility
     Authority, Stanford University,
     VRDN, RB (A) (B) (C)
     3.200%, 09/07/96                                      5,055           5,055
   California Health Facilities
     Finance Authority, Catholic
     Health Care, Ser A, VRDN,
     RB, MBIA Insured (A) (B)
     3.250%, 09/07/96                                      3,100           3,100
   California Health Facilities
     Finance Authority, Catholic
     Health Care, Ser B, VRDN,
     RB, MBIA Insured (A) (B)
     3.250%, 09/07/96                                      2,000           2,000
   California Health Facilities
     Finance Authority, Catholic
     Health Care, Ser C, VRDN,
     RB, MBIA Insured (A) (B)
     3.250%, 09/07/96                                      1,600           1,600
   California Health Facilities Finance
     Authority, Kaiser Permanente,
     Ser 93-A, VRDN, RB (A) (B)
     3.150%, 09/07/96                                      4,200           4,200
   California Health Facilities
     Finance Authority, Kaiser
     Permanente, Ser 93-B, VRDN,
     RB (A) (B)
     3.150%, 09/07/96                                      2,000           2,000
   California Health Facilities Finance
     Authority, Memorial Health
     Services, VRDN, RB (A) (B)
     3.150%, 09/07/96                                      2,300           2,300
   California Health Facilities Finance
     Authority, Santa Barbara Cottage,
     Ser B, VRDN, RB (A) (B) (C)
     3.150%, 09/07/96                                      2,900           2,900
   California Health Facilities Finance
     Authority, Scripps Memorial
     Hospital, Ser 91-B, VRDN, RB,
     MBIA Insured (A) (B)
     3.350%, 09/07/96                                      1,800           1,800

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   California Health Facilities
     Finance Authority, Sutter
     Health Facility, Ser 96-B, VRDN,
     RB, AMBAC Insured (A) (B)
     3.650%, 09/01/96                                  $ 5,600           $ 5,600
   California Pollution Control
     Finance Authority, Chevron
     USA Project, RB (A) (B)
     3.700%, 09/07/96                                    3,200             3,200
   California Pollution Control
     Finance Authority, Pacific
     Gas & Electric, TECP (C)
     3.500%, 09/09/96                                    3,500             3,500
     3.550%, 10/23/96                                    3,500             3,500
   California School Cash Reserve
     Program Authority, Pool
     Ser A, RAN, G.O.
     4.750%, 07/02/97                                    5,000             5,036
   California State Economic
     Development Financing
     Authority, KQED Inc. Project,
     VRDN, RB, (A) (B) (C)
     3.350%, 09/07/96                                    4,800             4,800
   California State Community
     Development Authority,
     North California Retirement,
     VRDN, RB, (A) (B) (C)
     3.750%, 09/07/96                                   18,000            18,000
   California State Community
     Development Authority,
     St. Joseph Health System,
     VRDN, COP, (A) (B)
     3.150%, 09/07/96                                    7,300             7,300
   California State Housing Finance
     Authority, Multi-Family
     Housing Revenue, Oakbrook
     Ridge Apartments, VRDN,
     RB (A) (B)
     3.300%, 09/07/96                                    4,830             4,830
   California State,
     Ser 96-97, RAN
     4.500%, 06/30/97                                    3,500             3,515
   City of Corona, Multi-Family
     Housing, County Hills
     Apartment Project, Ser 95-B,
     VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                    6,955             6,955
   Compton, COP, Capital Improvement
     Project, Pre-Refunded @ 102 (D)
     8.000%, 09/01/96                                      430               439

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


CALIFORNIA TAX EXEMPT PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
  Contra Costa County, Multi-
    Family Mortgage Revenue,
    VRDN, RB (A) (B)
    3.900%, 09/07/96                                    $ 3,500          $ 3,500
  Contra Costa County, Multi-
    Family Housing, Delta Square
    Project, Ser A, VRDN,
    RB (A) (B) (C)
    3.400%, 09/07/96                                      3,400            3,400
  Contra Costa, TRAN
    4.500%, 06/30/97                                      5,000            5,028
  Corona Redevelopment Agency,
    Crown Point Project, Ser 85,
    RB (A) (B) (C)
    4.000%, 05/01/97                                      7,740            7,740
  Downey Civic Center Project,
    COP, MBIA Insured
    4.000%, 02/01/97                                        280              280
  Dry Creek, Joint Elementry
    School District #1, Special Tax,
    G.O., CGIC Insured
    4.200%, 09/01/96                                        365              365
  Escondido, Multi-Family Housing
    Project, Heritage House Project,
    VRDN, RB (A) (B) (C)
    3.550%, 09/07/96                                      7,250            7,250
  Fairfield County, TRAN
    4.750%, 06/30/97                                      2,275            2,288
  Folsom Cordova, USD, TRAN
    4.750%, 10/18/96                                      6,500            6,506
  Folsom Public Finance Authority,
    Ser B, RB, Pre-Refunded
    @ 103 (D)
    7.900%, 10/01/96                                      1,000            1,033
  Fontana, Gaf Tax Exempt Bond
    Grantor Trust, Ser GA-7,
    VRDN, (A) (B) (C)
    3.650%, 09/07/96                                      6,325            6,325
  Irvine Ranch Water District, Ser B,
    VRDN, RB (A) (B) (C)
    3.700%, 09/01/96                                     15,900           15,900
  Irwindale Industrial Development
    Revenue, Toys "R" Us Project,
    VRDN, RB (A) (B) (C)
    3.625%, 09/07/96                                        500              500
  Kern County, Panama-Buena
    Vista Union School District,
    VRDN, RB (A) (B) (C)
    3.600%, 09/07/96                                      9,000            9,000
  Kern County, Public Facilities
    Project, Ser D, VRDN,
    RB (A) (B) (C)
    3.250%, 09/07/96                                      2,500            2,500

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
  Livermore Housing Authority,
    Multi-Family Housing,
    Refunding-Housing-Richards
    Manor A, VRDN, RB (A) (B) (C)
    3.550%, 09/07/96                                   $ 7,370           $ 7,370
  Long Beach Housing Authority,
    Channel Point Apartments,
    Ser A , VRDN, RB, (A) (B) (C)
    3.550%, 09/07/96                                     2,500             2,500
  Los Angeles, USD, Ser A, TRAN
    4.500%, 06/30/97                                     5,350             5,380
  Los Angeles County, Metropolitan
    Transportation Commission,
    TECP (C)
    3.600%, 12/05/96                                     4,000             4,000
  Los Angeles County, Pension
    Obligation, Ser A, VRDN, G.O.,
    AMBAC Insured (A) (B)
    3.200%, 09/07/96                                     7,300             7,300
  Los Angeles County, Pension
    Obligation, Ser B, VRDN, G.O.,
    AMBAC Insured (A) (B)
    3.200%, 09/07/96                                     1,000             1,000
  Los Angeles County, Pension
    Obligation, Ser C, VRDN, G.O.,
    AMBAC Insured (A) (B)
    3.200%, 09/07/96                                     5,000             5,000
  Los Angeles County, Community
    Redevelopment Agency,
    Willowbrook Project, VRDN,
    RB (A) (B) (C)
    3.450%, 09/07/96                                     1,600             1,600
  Los Angeles Department of
    Water & Power, Electric Plant
    Revenue, RB
    9.000%, 01/15/97                                       500               511
  Los Angeles Redevelopment
    Agency, Baldwin Hills Public
    Park, VRDN, RB (A) (B) (C)
    3.450%, 09/07/96                                       600               600
  Los Angeles Multi-Family Housing
    Revenue, Ser K, VRDN,
    RB (A) (B) (C)
    3.350%, 09/07/96                                    16,500            16,500
  Los Angeles Department of
    Airports, Airport Revenue,
    Ser B, RB, Pre-Refunded
    @ 102 (D)
    7.300%, 05/01/97                                     1,500             1,563
  Lucia Mar, USD # 87, Facilities
    Financing Project, RB,
    Pre-Refunded @ 102 (D)
    8.300%, 05/01/97                                       500               525
  Modesto, High School & City
    School District, VRDN,
    COP (A) (B) (C)
    3.400%, 09/07/96                                     2,880             2,880



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Monterey County, Finance
     Authority Revenue, Reclamation
     & Distribution Program,
     Ser 95-A, VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                    $5,000           $5,000
   Monterey Regional Waste
     Management Authority,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     3,500            3,500
   Moulton Niguel Water District,
     Improvement District # 6, Ser 1,
     RB, Pre-Refunded @ 102 (D)
     7.875%, 02/01/97                                     2,500            2,594
   New Haven, USD, RB, TRAN
     4.500%, 07/01/97                                     3,625            3,638
   Oakland, Revenue Assessment
     Bay Area Government, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                     2,275            2,275
   Ontario, TRAN
     4.500%, 06/30/97                                     6,495            6,521
   Orange County, Apartment
     Development Revenue, Radnor/
     Aragon Corporation Project-D,
     RB, (A) (B) (C)
     3.525%, 09/07/96                                     3,400            3,400
   Oxnard Redevelopment Agency,
     Channel Islands Business,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                     4,685            4,685
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-1, VRDN,
     COP (A) (B) (C)
     3.450%, 09/07/96                                     2,070            2,070
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-4, VRDN,
     COP (A) (B) (C)
     3.450%, 09/07/96                                     2,800            2,800
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-6, VRDN,
     COP (A) (B) (C)
     3.450%, 09/07/96                                       900              900
   Pasadena Historical Rehabilitation,
     Dodsworth Building Project,
     VRDN, RB (A) (B) (C)
     3.250%, 09/07/96                                     3,900            3,900
   Placer County, Loomis Union
     Elementary School District,
     TRAN
     4.450%, 09/04/97                                     1,170            1,176

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Placer County, Placer County
     Office of Education, TRAN
     4.450%, 09/04/97                                   $   475          $   477
   Placer County, Roseville City
     School District, TRAN
     4.450%, 09/04/97                                     1,350            1,357
   Placer County, Roseville Joint
     Union High School District,
     TRAN
     4.450%, 09/04/97                                       850              854
   Placer County, TRAN
     4.450%, 09/04/97                                     1,660            1,668
   Pomona Public Finance Authority,
     Southwest Pomona, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                     2,200            2,200
   Redlands Redevelopment Agency,
     Parking Lease, VRDN,
     RB (A) (B) (C)
     3.720%, 09/07/96                                     4,610            4,610
   Redlands Redevelopment
     Refunding Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.720%, 09/07/96                                    11,120           11,120
   Riverside County, Ser B, G.O.,
     TRAN (C)
     3.200%, 06/30/97                                     3,000            3,000
   Riverside County, Industrial
     Development Advanced
     Business Forms Project,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     1,950            1,950
   Roseville, Joint Union High School
     District, VRDN, COP (A) (B) (C)
     3.400%, 09/07/96                                     3,485            3,485
   Sacramento City Financing
     Authority, Gas Tax, Ser A, RB,
     AMBAC Insured
     6.500%, 12/01/96                                       535              539
   Sacramento County, TRAN
     4.750%, 10/04/96                                     1,500            1,501
   Sacramento Municipal Utility
     District, Electric Revenue, Ser S,
     RB, Pre-Refunded @ 102 (D)
     6.625%, 02/01/97                                     1,000            1,034
   San Bernardino County, County
     Center Refunding Project,
     VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                     6,200            6,200
   San Bernardino County, Glen Helen
     Blockbuster, Ser E,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     4,340            4,340

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


CALIFORNIA TAX EXEMPT PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   San Bernardino County,
     Industrial Development
     Authority, Sandpiper
     Investments Project, VRDN,
     RB (A) (B) (C)
     3.700%, 09/07/96                                    $3,400           $3,400
   San Bernardino County, Multi-
     Family Housing Revenue,
     Alta Loma Heritage Project,
     Ser A, VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                     1,264            1,264
   San Bernardino County, Multi-
     Family Housing Revenue,
     Gold West Apartments, Ser A,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                       500              500
   San Bernardino Industrial
     Development Revenue, Gate
     City Beverage District, VRDN,
     RB (A) (B) (C)
     3.700%, 09/07/96                                       515              515
   San Bernardino County, Multi-
     Family Revenue, VRDN,
     RB, (A) (B) (C)
     3.750%, 09/07/96                                     4,300            4,300
   San Diego County, Water Authority
     Revenue Center, Ser A, RB,
     Pre-Refunded @102  (D)
     7.000%, 05/01/97                                       225              234
   San Diego Multi-Family Housing
     Revenue, LA Cima Apartments
     Project, Ser K, VRDN,
     RB (A) (B) (C)
     3.250%, 09/07/96                                     1,550            1,550
   San Diego Water Authority, Water
     Revenue, Ser A, COP,
     Pre-Refunded @ 102 (D)
     7.300%, 05/01/97                                     1,900            1,981
   San Dimas Multi-Family Housing
     Revenue, Ser 88-A, VRDN,
     RB (A) (B) (C)
     3.570%, 09/07/96                                     5,670            5,670
   San Francisco, City & County, TRAN
     4.750%, 09/19/96                                     1,000            1,000
   San Jose, USD, Santa Clara
     County, TRAN
     4.500%, 08/05/97                                     3,000            3,015
   San Jose Finance Authority,
     Hayes Mansion Improvement
     Project B, VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     1,545            1,545
   San Marcos Industrial Development
     Authority, Amistar Project,
     VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                     4,500            4,500

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Santa Ana Housing Authority,
     Harbor Points Apartments,
     Ser 95-A, VRDN,
     RB (A) (B) (C)
     3.250%, 09/07/96                                   $ 2,650          $ 2,650
   Santa Clara, Electric Revenue,
     Ser A, VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                       860              860
   Santa Rosa, Wastewater Revenue,
     Subregional Wastewater Project A,
     RB, FGIC Insured
     4.000%, 09/01/96                                       890              890
   Simi Valley Multi-Family Housing,
     Lincoln Wood Ranch, VRDN,
     RB (A) (B) (C)
     3.450%, 09/07/96                                     9,700            9,700
   Simi Valley Public Finance
     Authority, Lease Revenue,
     VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                     9,000            9,000
   Simi Valley, West End Community
     Development Project,
     RB, Pre-Refunded @ 102 (D)
     7.550%, 09/01/96                                       500              510
   Solano County, USD, TRAN
     4.500%, 11/01/96                                     5,000            5,005
   Sonoma County, TRAN
     4.250%, 11/01/96                                     1,000            1,002
   Sonoma Valley, USD, TRAN
     4.500%, 07/03/97                                     3,000            3,014
   South California Public Power
     Authority, Transmission Project,
     Ser 91, RB, AMBAC
     Insured (A) (B)
     3.200%, 09/07/96                                     6,800            6,800
   Tracy, Hospital Revenue, Tracy
     Community Memorial Hospital,
     Ser A, RB, Pre-Refunded @ 102 (D)
     8.625%, 01/01/97                                     3,000            3,107
   University of California, Various
     Capital Projects, Ser B, COP,
     MBIA Insured
     3.950%, 09/01/96                                     1,000            1,000
   Upland Community Redevelopment
     Agency, Multi-Family Housing
     Revenue, Northwoods Project,
     Ser B, VRDN, RB (A) (B) (C)
     3.900%, 09/07/96                                     2,300            2,300
   Vacaville Multi-Family Housing,
     Quail Run Apartments, Ser 88-A,
     VRDN, RB (A) (B)
     3.300%, 09/07/96                                    10,100           10,100
   Visalia Convention Center,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                       100              100



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Visalia Convention Center,
     VRDN, COP (A) (B) (C)
     3.550%, 09/07/96                                 $   9,475        $   9,475
                                                                       ---------
Total Municipal Bonds
(Cost $411,856)                                                          411,856
                                                                       ---------
Total Investments -- 104.2%
   (Cost $411,856)                                                       411,856
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET -- (4.2%)                              (16,443)
                                                                       ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value)
   based on 44,720,592 outstanding
   shares of beneficial interest                                          44,721
Portfolio Shares of Class G (unlimited
   authorization -- no par value) based on
   350,731,620 outstanding shares
   of beneficial interest                                                350,731
Overdistributed Net Investment Income                                        (34)
Accumulated Net Realized Loss
   on Investments                                                             (5)
                                                                       ---------
 Total Net Assets--100.0%                                              $ 395,413
                                                                       =========
Net Asset Value, Offering Price and
   Redemption Price Per Share--Class A                                 $    1.00
                                                                       =========
Net Asset Value, Offering Price and
   Redemption Price Per Share--Class G                                 $    1.00
                                                                       =========

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CGIC  CAPITAL GUARANTY INSURANCE CORPORATION
COP   CERTIFICATE OF PARTICIPATION
FGIC  FINANCIAL GUARANTY INSURANCE CORPORATION
GO    GENERAL OBLIGATION
MBIA  MUNICIPAL BOND INVESTORS ASSURANCE
RAN   REVENUE ANTICIPATION NOTE
RB    REVENUE BOND
SER   SERIES
TECP  TAX EXEMPT COMMERCIAL PAPER
TRAN  TAX & REVENUE ANTICIPATION NOTE
USD   UNIFIED SCHOOL DISTRICT
VRDN  VARIABLE RATE DEMAND NOTE
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON AUGUST 31, 1996.
(B) PUT AND DEMAND FEATURE--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE LESSER OF THE MATURITY DATE
    OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT
    FROM A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY--THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.


INSTITUTIONAL TAX
FREE PORTFOLIO


--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 103.4%
ALABAMA -- 1.9%
   Birmingham Historical Reservation
     Authority, Tutwiler Hotel Project,
     VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                    $ 5,480         $ 5,480
   Birmingham Medical Clinic
     Revenue, St. Martins In The
     Pines Project, Ser 89, VRDN,
     RB (A) (B) (C)
     3.600%, 09/07/96                                      3,375           3,375
   Mobile Industrial Development,
     IB Chemical Company,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                      1,350           1,350
   Montgomery BMC Special Care
     Facilities Finance Authority,
     Baptist Medical Center, Ser A,
     VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                      5,000           5,000
   Russelville Industrial Development
     Revenue, Clark Pulley Project,
     Ser 94, VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                      1,675           1,675
                                                                         -------
                                                                          16,880
                                                                         -------
ALASKA -- 0.5%
   Alaska Industrial Development
     Export Authority, Safeway
     Incorporated Project, RB
     (A) (B) (C)
     3.650%, 12/01/96                                      4,580           4,580
                                                                         -------
ARIZONA -- 0.2%
   Maricopa County Industrial
     Development Authority,
     McLane Company Project,
     VRDN, RB (A) (B) (C)
     3.900%, 09/07/96                                        870             870
   Pinal County Industrial
     Development Authority,
     Pollution Control Project,
     VRDN, RB  (A) (B) (C)
     3.750%, 09/01/96                                        300             300
   Tucson Industrial Development
     Authority, Tucson City Center
     Parking, VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                        900             900
                                                                         -------
                                                                           2,070

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
ARKANSAS -- 1.6%
   Little Rock Southwest Hospital,
     Ser 88, VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                   $ 7,300          $ 7,300
   Little Rock USD, TRAN
     3.850%, 12/30/96                                     3,000            3,000
   Pine Bluff Industrial Development
     Revenue, Camden Wire Project,
     VRDN, RB, (A) (B) (C)
     3.550%, 09/07/96                                     3,700            3,700
                                                                         -------
                                                                          14,000
                                                                         -------
CALIFORNIA -- 3.7%
   California School Cash Reserve
     Pool, Ser A, RAN
     4.750%, 07/02/97                                    10,000           10,072
   California State, Ser 96-97,
     RAN
     4.500%, 06/30/97                                     6,000            6,025
   Placer Union High School
     District, TRAN
     4.700%, 09/05/96                                     3,000            3,000
   Redlands Redevelopment
     Agency, Parking Lease,
     VRDN, RB (A) (B) (C)
     3.720%, 09/07/96                                     1,900            1,900
   Redlands Redevelopment
     Refunding Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.720%, 09/07/96                                     8,880            8,880
   Rocklin USD, TRAN
     4.700%, 09/05/96                                     2,000            2,000
                                                                         -------
                                                                          31,877
                                                                         -------
COLORADO -- 1.7%
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Grants Plaza Project
     91-A, VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                       875              875
   Colorado State Health Facilities
     Authority, Rocky Mountain
     Project, VRDN, RB, (A) (B) (C)
     3.550%, 09/07/96                                     2,000            2,000
   Denver City & County Multi-
     Family Housing, Ogden
     Residence Project, VRDN,
     Ser 85-B, RB (A) (B) (C)
     3.950%, 09/01/96                                     5,485            5,485
   Denver City & County
     Revenue, Children's Hospital
     Association Project, Ser B,
     Pre-Refunded @ 101,
     FGIC Insured (D)
     8.000%, 10/01/96                                     1,350            1,368

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Englewood Industrial
     Development Revenue,
     Safeway Incorporated Project,
     VRDN, RB (A) (B) (C)
     3.650%, 12/01/96                                   $ 3,050          $ 3,050
   Idaho Springs Industrial
     Development Revenue, Safeway
     Incorporated Project, VRDN,
     RB (A) (B) (C)
     3.650%, 12/01/96                                     2,230            2,230
                                                                         -------
                                                                          15,008
                                                                         -------
DELAWARE -- 0.1%
   Delaware Economic Development
     Authority, Commercial
     Development, Congoleum
     Project, VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                     1,000            1,000
                                                                         -------
DISTRICT OF COLUMBIA -- 0.3%
   District of Columbia,  Washington,
     Ser B-1, VRDN, RB (A) (B) (C)
     3.950%, 09/01/96                                     2,500            2,500
                                                                         -------
FLORIDA -- 4.1%
   Boca Raton Industrial Development
     Revenue, Parking Garage Project,
     Ser 84-A, VRDN, RB (A) (B) (C)
     3.875%, 09/07/96                                     7,950            7,950
   Brevard County Housing Finance
     Authority, Park Village &
     Malobar Lakes Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                       900              900
   Broward County Multi-Family
     Housing, Parkview Partnership,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                     5,525            5,525
   Broward County Housing Finance
     Authority, Multi-Family Housing
     Revenue, Landings Inverray
     Apartments Project, VRDN,
     RB (A) (B) (C)
     3.550%, 09/07/96                                     1,000            1,000
   Florida Housing Finance Authority,
     Multi-Family Housing, Kings
     County Project, Ser D, VRDN,
     RB (A) (B) (C)
     3.525%, 09/07/96                                     1,000            1,000
   Florida Housing Finance Agency,
     Multi-Family Housing, Lakeside
     South Association, VRDN,
     RB (A) (B) (C)
     3.525%, 09/07/96                                     2,000            2,000



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Florida Housing Finance
     Authority, Sarasota Beneva
     Place Association, Ser C,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                   $ 3,645          $ 3,645
   Florida Housing Finance
     Authority, Ser 84, VRDN,
     RB (A) (B) (C)
     3.850%, 09/07/96                                     1,900            1,900
   Halifax Hospital Medical
     Center, Ser 96, TAN
     3.800%, 04/15/97                                     6,000            6,002
   Jacksonville Hospital Finance
     Authority, University Medical
     Center, VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                       800              800
   Jacksonville Industrial
     Development, University of
     Florida Health Science Center,
     Ser 89, VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                     1,000            1,000
   Jacksonville University Hospital
     Center Project,VRDN,
     RB (A) (B) (C)
     3.600%, 09/07/96                                       400              400
   Orange County Industrial
     Development Authority,
     Orlando International Drive
     Partnership Project, VRDN,
     RB (A) (B) (C)
     3.700%, 09/07/96                                     1,700            1,700
   Pasco City Housing Finance
     Authority, Multi-Family
     Housing, Carlton Arms of
     Magnolin Valley, Ser 85,
     VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                     2,000            2,000
                                                                         -------
                                                                          35,822
                                                                         -------
GEORGIA -- 6.9%
   Athens Multi-Family Housing,
     Georgian Apartments,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                     1,400            1,400
   Cobb County Multi-Family
     Housing, Tibairen Associates
     Project, Ser 85-D, VRDN,
     RB (A) (B) (C)
     3.600%, 09/07/96                                     8,600            8,600
   DeKalb County Industrial
     Development Revenue,
     Weyerhaeuser County Project,
     VRDN, RB (A) (B)
     3.548%, 09/07/96                                     3,500            3,500

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   DeKalb County Multi-Family
     Housing Revenue, Camden
     Brook Project, VRDN, RB (A) (B)
     3.450%, 09/07/96                                  $   500           $   500
   DeKalb County Multi-Family
     Housing, Terrace Club Project,
     Ser 93-B, VRDN, RB
     (A) (B) (C)
     3.600%, 09/07/96                                    4,430             4,430
   DeKalb County Multi-Family
     Housing, Wood Terrace
     Apartments Project, VRDN,
     RB (A) (B)
     3.450%, 09/07/96                                   13,400            13,400
   Downtown Athens Housing
     Development Authority,
     Georgian Apartments
     Association, VRDN,
     RB (A) (B) (C)
     3.900%, 09/07/96                                    1,000             1,000
   Evans County Industrial
     Development Authority,
     Sherman Utilities Structures,
     VRDN, RB (A) (B) (C)
     3.600%, 12/01/96                                      400               400
   Federal Paper Board Company,
     Tax-Exempt Bond Grantor
     Trust, VRDN, RB (A) (B) (C)
     3.900%, 09/07/96                                    7,200             7,200
   Glynn-Brunswick Memorial
     Hospital Authority, Georgia
     Southeast Georgia Project,
     VRDN, RB, MBIA
     Insured (A) (B) (C)
     3.350%, 09/07/96                                      500               500
   Gwinnett Housing Authority,
     Multi-Family Housing Revenue,
     VRDN, RB (A) (B)
     3.450%, 09/07/96                                    1,000             1,000
   Jefferson & Twiggs County
     Pollution Control, Nord Kaolin
     Project, VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                    1,220             1,220
   Marietta Housing Finance
     Authority, Multi-Family
     Housing, Franklin Walk
     Apartments Project,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                    5,240             5,240
   Rome, Ser 96, TAN, G.O.
     3.270%, 12/31/96                                    3,000             3,000
   Roswell Multi-Family Housing
     Revenue, Belcourt Limited
     Project, VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                    9,000             9,000
                                                                         -------
                                                                          60,390
                                                                         -------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
ILLINOIS -- 6.1%
   Chicago O'Hare International
     Airport, American Airlines,
     Ser A, VRDN, RB (A)
     (B) (C)
     3.750%, 09/01/96                                     $ 1,500           $ 1,500
   Chicago O'Hare International
     Airport, American Airlines,
     Ser D, VRDN, RB (A)
     (B) (C)
     3.750%, 09/01/96                                       1,000             1,000
   Chicago Tender Notes, Ser C (C)
     3.700%, 11/25/96                                      10,000            10,000
   Chicago Multi-Family Housing,
     Waveland Association Project,
     Ser A, VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                       8,400             8,400
   Chicago Multi-Family Housing,
     Waveland Association Project,
     Ser B, VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                         825               825
   Hazel Crest Hospital Facilities
     Refunding & Improvement,
     South Suburban Project,
     Pre-Refunded @ 102, RB (D)
     9.125%, 07/01/97                                         300               319
   Illinois Development Finance
     Authority, Pollution Control
     Revenue, Commonwealth Edison
     Project, Ser A, VRDN, RB,
     AMBAC Insured (A) (B) (C)
     3.550%, 09/07/96                                       9,300             9,300
   Illinois State Health Facility
     Authority, Lutheran Institution,
     Ser C, VRDN, RB (A) (B)
     3.500%, 09/07/96                                       1,000             1,000
   Illinois State Industrial
     Development, Miyano Machinery,
     VRDN, RB (A) (B) (C)
     4.000%, 09/07/96                                       4,250             4,250
   Kave, Cook, & Dupage Counties
     School District, Ser #46, G.O.,
     FGIC Insured
     6.300%, 01/01/97                                       1,000             1,010
   Northwest Mutual Life Tax Exempt
     Mortgage Trust, Illinois,
     VRDN, RB (A) (B) (C)
     4.500%, 02/15/97                                         485               485
   Orland Hills Mortgage Authority,
     Multi-Family Housing, Ser 88-A,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                       1,400             1,400
   Paxton Industrial Development
     Authority, Merck & Aircoil,
     VRDN, RB (A) (B)
     3.900%, 09/07/96                                         900               900

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Saint Clair Industrial Building
     Authority, Winchester
     Apartments Project, Ser 94,
     VRDN, RB (A) (B)
     3.900%, 09/07/96                                   $ 8,000          $ 8,000
   Springfield Multi-Family Housing,
     Oak Center Limited Project,
     VRDN, RB (A) (B)
     3.750%, 09/07/96                                     4,900            4,900
                                                                         -------
                                                                          53,289
                                                                         -------
INDIANA -- 5.0%
   Bartholomew Consolidated
     Schools, TAW
     4.000%, 12/31/96                                     6,417            6,422
   Beach Grove, TAW
     3.850%, 12/31/96                                     1,400            1,400
   East Chicago School City, TAW
     4.000%, 12/31/96                                     7,500            7,505
   Fort Wayne, Ser 83, VRDN,
     RB (A) (B) (C)
     3.625%, 09/07/96                                     4,750            4,750
   GAF Tax Exempt Bond Grantor
     Trust, Indiana, Ser A,
     VRDN, RB (A) (B) (C)
     4.050%, 09/07/96                                     2,520            2,520
   Gary Indiana, Environmental
     Improvement, United States
     Steel Corporation,
     VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                     3,000            3,000
   Kokomo Center Township, TAW
     4.250%, 12/31/96                                     4,963            4,969
   Merrillville Community School
     Corporation, TAW
     4.000%, 12/31/96                                     3,650            3,652
   Michigan City Economic
     Development, Marley Company
     Project, Ser 84, VRDN,
     RB (A) (B) (C)
     3.625%, 09/07/96                                     1,525            1,525
   Michigan City Economic
     Development, Marley Company
     Project, VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                     1,225            1,225
   Michigan City, TAW
     3.900%, 12/31/96                                     3,000            3,001
   Northwest Mutual Life Tax Exempt
     Mortgage Trust, VRDN,
     RB (A) (B) (C)
     4.500%, 02/15/97                                        55               55
   South Bend Community School
     Corporation, G.O.
     3.850%, 01/15/97                                     1,500            1,500
   Westfield-Washington School, TAW
     4.000%, 12/31/96                                     1,500            1,501
                                                                         -------
                                                                          43,025
                                                                         -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
KANSAS -- 0.9%
   Merriam Municipal Temporary
     Notes, Ser A, G.O.
     4.150%, 06/01/97                                    $2,100           $2,102
   Merriam Municipal Temporary
     Notes, Ser B, G.O.
     4.150%, 06/01/97                                     2,640            2,643
   Shawnee County, Ser 96-1,
     BAN, Callable 07/01/96 @ 100
     4.800%, 03/01/97                                       415              415
   Topeka Multi-Family Housing
     Revenue, Ser 85, VRDN,
     RB (A) (B) (C)
     3.400%, 09/07/96                                       870              870
   Wichita Pollution Control, CIC
     Industries Incorporated,
     VRDN, RB (A) (B) (C)
     3.875%, 09/07/96                                     1,590            1,590
                                                                          ------
                                                                           7,620
                                                                          ------
KENTUCKY -- 0.6%
   Covington Industrial Building
     Revenue, Atkins & Pearce
     Incorporated, Ser 95,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     1,770            1,770
   Georgetown Educational
     Institution Improvement,
     Georgetown College Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     2,000            2,000
   Newport City Multi-Family
     Housing Revenue, Hannaford
     Project, (A) (B)
     3.750%, 12/01/96                                     1,785            1,785
                                                                          ------
                                                                           5,555
                                                                          ------
LOUISIANA -- 0.7%
   Louisiana Water  Project, VRDN,
     RB (A) (B) (C)
     3.600%, 09/07/96                                     3,000            3,000
   New Orleans Industrial
     Development Bond, Spectrum
     Control Technology Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     2,000            2,000
   South Louisiana Port Common
     Marine Term Revenue Refunding,
     Occidental Petroleum Project,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                     1,000            1,000
                                                                          ------
                                                                           6,000
                                                                          ------

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MAINE -- 0.2%
   Portland Industrial Development
     Revenue, W.W. Grainger Project,
     Ser 85, VRDN, RB (A) (B) (C)
     3.800%, 09/07/96                                    $ 1,315         $ 1,315
                                                                         -------
MARYLAND -- 4.9%
   Annapolis Forest Gemini Facilities,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      2,450           2,450
   Baltimore County, TECP (C)
     3.500%, 10/02/96                                      6,000           6,000
   Baltimore County Pollution Control
     Revenue, Baltimore Gas and
     Electric Project, TECP
     3.550%, 10/03/96                                      6,000           6,000
   Baltimore Industrial Development
     Refunding Revenue, Field
     Container Corporation, VRDN,
     RB (A) (B) (C)
     3.550%, 09/07/96                                      1,200           1,200
   Howard County Maryland Multi-
     Family Housing Authority,
     Sherwood Crossing Limited
     Project, Ser A (A)
     3.750%, 06/01/97                                      2,500           2,500
   Hyattsville Industrial Development
     Revenue, Refunding Safeway
     Project, RB (A) (C)
     3.650%, 12/02/96                                      2,465           2,465
   Maryland State Health & Higher
     Education Facilities Authority,
     Greater Baltimore Medical,
     VRDN, RB  (A) (B) (C)
     3.600%, 09/07/96                                      1,000           1,000
   Maryland State Health & Higher
     Education Facilities Authority,
     North Arundel Project, Ser B,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                      2,000           2,000
   Maryland State Health & Higher
     Education Facilities Authority,
     Pooled Loan Program, Ser B,
     VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                      5,000           5,000
   Montgomery County Multi-
     Family Housing Opportunities,
     VRDN, RB (A) (B)
     3.650%, 09/07/96                                     13,000          13,000
   Prince George County Housing
     Authority, Laurel Oxford Project,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                        925             925
                                                                         -------
                                                                          42,540

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MICHIGAN -- 1.5%
   Benton Harbor School District,
     Student Aid Anticipation Notes
     4.000%, 03/31/97                                   $ 2,600          $ 2,601
   Birmingham Economic
     Development Corporation,
     Brown Street Project, Ser 83,
     VRDN, RB (A) (B) (C)
     3.875%, 09/07/96                                     1,195            1,195
   Detroit Downtown Development
     Authority, Millender Center
     Program Project, VRDN,
     RB (A) (B) (C)
     3.500%, 09/07/96                                     1,000            1,000
   McDonalds Tax-Exempt Mortgage
     Trust #1, VRDN, RB (A) (B) (C)
     4.250%, 02/15/97                                       533              533
   Michigan State Job Development
     Authority, VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                     1,300            1,300
   Michigan State Job Development
     Authority, Pollution Control
     Revenue, Ser 85, Mazda Motor
     Manufacturing Corporation #384,
     VRDN, RB (A) (B) (C)
     3.650%, 09/07/96                                       825              825
   Michigan State Strategic Fund
     Limited Obligation, Freezer
     Services of Michigan, Ser 93,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                       870              870
   Northwest Mutual Life Tax-Exempt
     Mortgage Trust, Michigan,
     VRDN, RB (A) (B) (C)
     4.500%, 02/15/97                                       135              135
   University of Michigan Hospital,
     Ser A, VRDN, RB (A) (B)
     3.850%, 09/01/96                                     4,300            4,300
                                                                         -------
                                                                          12,759
                                                                         -------
MINNESOTA -- 7.1%
   Bloomington Commercial
     Development, ATS II Project,
     VRDN, RB (A) (B) (C)
     3.795%, 09/07/96                                     4,125            4,125
   Bloomington Multi-Family
     Housing, Revenue Refunding,
     Hampshire Apartments Project,
     VRDN, RB (A) (B)
     3.620%, 09/07/96                                    15,000           15,000

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Brooklyn Center Development
  Project, Brookdale Office Park,
  Ser 84, VRDN, RB (A) (B) (C)
  3.620%, 09/07/96                                     $ 2,860           $ 2,860
Minneapolis, Ser A, VRDN,
  RB (A) (B) (C)
  3.500%, 09/07/96                                      17,700            17,700
Minneapolis, Various Purpose,
  Ser 95-B, VRDN,
  G.O. (A) (B) (C)
  3.500%, 09/07/96                                       2,050             2,050
Minneapolis, VRDN,
  G.O. (A) (B) (C)
  3.500%, 09/07/96                                       6,500             6,500
Minnesota School District Credit
  Enhancement, Tax & Aid
  Anticipation Borrowing Program,
  Ser 96-B, COP
  4.500%, 09/09/97                                       1,700             1,711
New Brighton Commercial
  Development Revenue, Business
  Center, VRDN, RB (A) (B)
  3.770%, 09/07/96                                       2,810             2,810
New Brighton Commercial
  Development Revenue,
  Venture I Project, Ser A,
  VRDN, RB (A) (B)
  3.770%, 09/07/96                                       1,740             1,740
Plymouth Industrial Development
  Revenue, Banner Engineering
  Project, VRDN, RB (A) (B) (C)
  3.650%, 09/07/96                                       1,800             1,800
Plymouth Refunding Revenue,
  Woodland Village Project,
  VRDN, RB (A) (B) (C)
  3.650%, 09/07/96                                       1,580             1,580
Saint Paul Housing &
  Redevelopment Authority,
  Lutheran Social Service Project,
  VRDN, RB (A) (B) (C)
  3.650%, 09/07/96                                         790               790
Saint Paul Housing &
  Redevelopment Authority,
  Multi-Family Housing,
  Kendrick Housing Project,
  VRDN, RB (A) (B) (C)
  4.950%, 09/07/96                                       3,360             3,360
                                                                         -------
                                                                          62,026
                                                                         -------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MISSISSIPPI -- 0.3%
   Desoto County Industrial
     Development Revenue,
     American Soap Company
     Project, VRDN, RB (A) (B) (C)
     4.867%, 09/07/96                                    $ 2,400         $ 2,400
                                                                         -------
MISSOURI -- 4.1%
   Howell County Industrial
     Development Authority,
     Safeway Incorporated Project,
     VRDN, RB (A) (B) (C)
     3.850%, 02/01/97                                      4,015           4,015
   Macon City Industrial
     Development Authority, Health
     Care Realty Macon Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      1,640           1,640
   Missouri State Health &
     Educational Facilities Authority,
     Health Care Project, VRDN,
     RB, MBIA Insured (A) (B) (C)
     3.500%, 09/07/96                                     18,400          18,400
   Saint Louis County Industrial
     Development Authority,
     Riverport Associates Project,
     VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                      2,900           2,900
   Saint Louis County Industrial
     Development Authority, Schnuck
     Markets Kirkwood Incorporated,
     VRDN, RB (A) (B) (C)
     3.625%, 09/07/96                                      3,350           3,350
   St. Louis Grantor Trust #1,
     Ser 96-A, COP (A) (B) (C)
     3.700%, 09/07/96                                      3,000           3,000
   West Plains Industrial
     Development Authority, West
     Plains Manor Project, VRDN,
     RB (A) (B) (C)
     3.750%, 09/07/96                                      2,200           2,200
                                                                         -------
                                                                          35,505
                                                                         -------
MONTANA -- 0.4%
   Great Falls Industrial Development
     Revenue, Safeway Incorporated
     Project (A) (B) (C)
     3.650%, 12/01/96                                      2,210           2,210

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Montana State Board of Investments,
     Municipal Finance Consolidation
     Act, Intercap Revolving Project,
     Ser 94, G.O. (A) (B)
     3.350%, 03/01/97                                     $1,000          $1,000
                                                                          ------
                                                                           3,210
                                                                          ------
NEBRASKA -- 0.0%
   Northwest Mutual Life Tax
     Exempt Mortgage Trust,
     VRDN, RB (A) (B) (C)
     4.500%, 02/15/97                                         44              44
                                                                          ------
NEVADA -- 0.2%
   Henderson Public Improvement
     Trust, Multi-Family Housing,
     Pueblo Verde I+II Apartment
     Project, Ser 95-A/95-B #1071,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                      1,900           1,900
                                                                          ------
NEW HAMPSHIRE -- 0.7%
   New Hampshire Education &
     Health Facilities Authority,
     Dartmouth Education Loan
     Project, VRDN, RB (A) (B)
     3.800%, 06/01/97                                      1,015           1,015
   New Hampshire Higher Education
     & Health Facilities, Dartmouth
     College, Mandatory
     Put 06/01/97 @ 100 (A) (B)
     3.750%, 06/01/97                                      2,500           2,500
   New Hampshire State Housing
     Finance Authority, Hampshire
     Estates MHJ Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      2,500           2,500
                                                                          ------
                                                                           6,015
                                                                          ------
NEW JERSEY -- 0.4%
   New Jersey State, G.O.,
     Pre-Refunded @ 101 (D)
     7.200%, 04/15/97                                      3,500           3,610
   Northwest Mutual Life Tax
     Exempt Mortgage Trust,
     VRDN, RB (A) (B) (C)
     4.500%, 02/15/97                                        243             243
                                                                          ------
                                                                           3,853
                                                                          ------
NEW MEXICO -- 0.6%
   Albuquerque Metropolitan
     Redevelopment, Springer Square
     Project, VRDN, RB (A) (B) (C)
     3.900%, 09/07/96                                      3,000           3,000

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Dona Ana County Industrial
     Development Authority,
     Foamex Products Incorporated
     Project, VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                   $ 2,100          $ 2,100
                                                                         -------
                                                                           5,100
                                                                         -------
NEW YORK -- 3.6%
   Monroe County Industrial
     Development Authority,
     Rochester District Project,
     VRDN, RB (A) (B) (C)
     3.450%, 09/07/96                                     2,200            2,200
   Nassau County, Ser A, RAN
     4.000%, 03/05/97                                     9,500            9,530
   Nassau Library System
     Project, RAN
     4.000%, 12/30/96                                     1,200            1,201
   New York State Job Development
     Authority, VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                     1,610            1,610
   New York State Power
     Authority, TECP (C)
     3.500%, 09/09/96                                     1,000            1,000
   North Hempstead, BAN
     4.250%, 05/29/97                                     5,000            5,014
   North Hempstead, Ser B, BAN
     3.850%, 02/27/97                                     2,500            2,504
   Ontario County Industrial
     Development Authority, Seneca
     Foods Project, Ser 92,
     VRDN, RB (A) (B)
     3.850%, 09/01/97                                     3,000            3,000
   Wayne County Industrial
     Development Authority, Seneca
     Foods Project, Ser 92,
     VRDN, RB (A) (B)
     3.850%, 09/07/96                                     5,060            5,060
                                                                         -------
                                                                          31,119
                                                                         -------
NORTH CAROLINA -- 2.5%
   North Carolina Medical Care
     Community, Hospital Revenue,
     Pooled Finance Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                    19,400           19,400
   Winston Salem, VRDN,
     COP (A) (B) (C)
     3.500%, 09/07/96                                     2,000            2,000
                                                                         -------
                                                                          21,400

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
NORTH DAKOTA -- 0.1%
   Fargo Kelly Inn, Fargo Project,
     Ser 93, VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                    $ 1,225         $ 1,225
                                                                         -------
OHIO -- 4.4%
   Brecksville-Broadview Heights
     School District, Ohio School
     Improvement, Ser 96, BAN
     3.900%, 01/17/97                                      2,500           2,503
   Cleveland Waterworks Revenue,
     Ser E, RB, Pre-Refunded @ 102,
     MBIA Insured (D)
     7.750%, 01/01/97                                      1,250           1,291
   Franklin County Industrial
     Development Revenue, Leveque
     & Associates Project, RB, (A) (C)
     3.650%, 12/01/96                                      1,445           1,445
   Highland County Industrial
     Development Revenue, Lancaster
     Colony Corporation, VRDN,
     RB (A) (C)
     3.150%, 09/01/96                                      2,000           2,000
   Marion County, Hospital Revenue,
     Pooled Lease Program, Ser 91,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      2,650           2,650
   McDonalds Tax-Exempt Mortgage
     Trust #1, VRDN, RB, Mandatory
     (A) (B) (C)
     4.250%, 02/15/97                                      2,489           2,489
   Montgomery County Educational
     Development Authority, ND
     Motels Project, Mandatory
     (A) (B) (C)
     3.800%, 12/15/96                                      1,650           1,650
   North Olmsted, BAN
     4.600%, 12/19/96                                     16,250          16,274
   Ohio Higher Education Facility
     Commission, Ashland University
     Project, Ser 95, VRDN,
     RB (A) (B) (C)
     3.550%, 09/07/96                                      2,820           2,820
   Scioto County Healthcare Facilities
     Revenue, Hillview Retirement
     Project, (A) (B)
     3.650%, 12/01/96                                      1,930           1,930
   Stark County Healthcare Facilities,
     Canton Christian Home Project,
     VRDN, RB, (A) (B) (C)
     3.150%, 09/01/96                                      1,380           1,380

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Stark County Healthcare Facilities,
     Canton Christian Home Project,
     VRDN, RB (A) (B) (C)
     3.350%, 09/15/96                                    $ 1,615         $ 1,615
                                                                         -------
                                                                          38,047
                                                                         -------
OKLAHOMA -- 4.5%
   Oklahoma City, Oklahoma
     University, Ser 65, VRDN,
     RB (A) (B) (C)
     3.650%, 09/07/96                                      7,500           7,500
   Oklahoma City, University City
     Project, Ser 85, VRDN,
     RB (A) (B) (C)
     3.650%, 09/07/96                                        400             400
   Oklahoma County Industrial
     Development Authority, Baptist
     General Convention Project,
     Ser 89, VRDN, RB, Optional Put
     09/01/96 @ 100 (A) (B) (C)
     3.850%, 09/01/96                                      6,225           6,225
   Oklahoma Mid-West Tax-Exempt
     Mortgage Bond Trust,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                        263             263
   Oklahoma State Water Revenue
     Board, State Loan Program
     Revenue, RB (A) (B) (C)
     3.700%, 03/03/97                                     10,000          10,000
   Tulsa County Industrial
     Development Authority,
     Healthcare Revenue Laureate
     Psychiatric Project, RB (A)
     3.850%, 12/15/96                                      8,500           8,500
   Tulsa Parking Authority,
     Refunding First Mortgage
     Williams Project 84, Ser A,
     VRDN, RB (A) (B) (C)
     3.750%, 11/15/96                                      3,000           3,000
   Tulsa Public Facilities Authority,
     Capital Improvement Project,
     Ser 87-B, VRDN, RB (A) (B) (C)
     3.800%, 11/15/96                                      2,910           2,910
                                                                         -------
                                                                          38,798
                                                                         -------
OREGON -- 0.7%
   Lane County Industrial
     Development Revenue,
     Weyerhaeuser Project,
     VRDN, RB  (A) (B)
     3.548%, 09/07/96                                      1,000           1,000
   Port of Portland, Public Grain
     Elevator Columbia,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                      4,945           4,945
                                                                         -------
                                                                           5,945
                                                                         -------

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
PENNSYLVANIA -- 14.0%
   Allegheny County Hospital
     Development Authority
     Revenue, South Hills Health
     System Project, Ser B (A) (B) (C)
     3.400%, 09/07/96                                    $ 1,850         $ 1,850
   Allegheny County, Hospital
     Development Presbyterian
     University, Ser B-1, VRDN,
     RB (A) (B) (C)
     3.500%, 09/01/96                                        200             200
   Bucks County Industrial
     Development Authority,
     Edgecomb Metals Project,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                      1,600           1,600
   Chester County Industrial
     Development Authority,
     The Woods Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      1,200           1,200
   Cumberland County Municipal
     Authority, United Methodist
     Homes Aging Project,
     VRDN, RB (A) (B) (C)
     3.620%, 09/07/96                                      3,735           3,735
   Delaware County, VRDN,
     RB (A) (B)
     3.400%, 09/07/96                                      3,500           3,500
   Delaware County Industrial
     Development Authority, British
     Petroleum Project, Ser 95,
     VRDN, RB (A) (B) (C)
     3.750%, 09/01/96                                        700             700
   Delaware County Industrial
     Development Authority,
     United Parcel Services Project,
     Ser 85, VRDN, RB (A) (B)
     3.650%, 09/01/96                                      2,000           2,000
   Delaware Valley, Regional
     Government Finance, Ser A,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                     11,100          11,100
   Emmaus General Authority,
     Local Government, Ser B,
     Goldman FGIC Insured,
     VRDN, RB (A) (B)
     3.550%, 09/07/96                                        900             900
   Emmaus General Authority,
     Local Government, Ser G-7,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                        200             200
   Emmaus General Authority,
     Local Government, Ser H-5 ,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                        600             600

STATEMENT OF NET ASSETS
================================================================================

SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Emmaus General Authority,
  Sub Ser B-11, VRDN,
  RB (A) (B) (C)
  3.600%, 09/07/96                                      $10,000          $10,000
Emmaus General Authority,
  Sub Ser D-8, VRDN,
  RB (A) (B) (C)
  3.600%, 09/07/96                                        3,000            3,000
Erie County, Senior Living Services
  Project, VRDN, RB (A) (B) (C)
  3.550%, 09/07/96                                        1,930            1,930
Langhorne Hospital Revenue
  Authority, Franciscan Health
  Systems Project, Ser C, VRDN,
  RB (A) (B) (C)
  3.650%, 09/01/96                                        1,520            1,520
McCandless Industrial
  Development Authority,
  Bradford Foundation Project,
  VRDN, RB (A) (B) (C)
  3.550%, 09/07/96                                        1,730            1,730
McDonalds Tax-Exempt Mortgage
  Trust, Pennsylvania #1,
  VRDN, RB (A) (C)
  4.250%, 02/15/97                                          533              533
Montgomery County Higher
  Education & Health Authority,
  Hospital Revenue, VRDN, RB,
  AMBAC Insured (A) (B)
  3.350%, 09/07/96                                        2,300            2,300
Montgomery County Higher
  Education & Health Authority,
  Hospital Revenue,
  VRDN, RB (A) (B) (C)
  3.650%, 09/07/96                                       20,000           20,000
Montgomery County, Industrial
  Development Authority, Ikea
  Property Project, VRDN,
  RB (A) (B) (C)
  3.550%, 09/07/96                                        3,300            3,300
Montgomery County, Industrial
  Development Authority,
  Plymouth Woods Project,
  VRDN, RB (A) (B) (C)
  3.550%, 09/07/96                                        4,500            4,500
Northeastern Hospital &
  Education Authority, Allhealth
  Pooled Finance  Program,
  VRDN, RB (A) (B) (C)
  3.600%, 09/07/96                                        5,000            5,000
Northwest Mutual Life Tax-Exempt
  Mortgage Trust,VRDN,
  RB, (A) (B) (C)
  4.500%, 02/15/97                                           99               99

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Pennsylvania Higher Education
  Facilities Authority, Thomas
  Jefferson University, Ser B,
  VRDN, RB, Put 02/26/97
  @ 100 (A) (B) (C)
  3.700%, 02/26/97                                       $1,000           $1,000
Pennsylvania Higher Education
  Facilities Authority, Thomas
  Jefferson University, Ser C,
  VRDN, RB (A) (B) (C)
  3.700%, 02/26/97                                        3,000            3,000
Pennsylvania Hospital & Higher
  Education Facility, Children's
  Hospital Project, VRDN,
  RB (A) (B) (C)
  3.750%, 09/01/96                                        1,000            1,000
Pennsylvania Intergovernmental
  Authority, Special Tax Revenue,
  Philadelphia  Funding Program,
  FGIC Insured
  5.000%, 06/15/97                                        2,700            2,727
Pennsylvania State Higher
  Education Facility, Carnegie
  Mellon University Project,
  Ser C, VRDN, RB (A) (B) (C)
  3.750%, 09/01/96                                          500              500
Philadelphia Redevelopment
  Authority, Pennsylvania
  School For The Deaf, VRDN,
  RB (A) (B) (C)
  3.700%, 09/07/96                                        1,095            1,095
Philadelphia School
  District, TRAN
  4.500%, 06/30/97                                        3,000            3,015
Philadelphia, Ser A, TRAN
  4.500%, 06/30/97                                        6,000            6,026
Schuykill County, VRDN,
  RB (A) (B) (C)
  3.950%, 09/01/96                                          200              200
Schuylkill County Industrial
  Development Authority,
  Northeastern Power Project,
  VRDN, RB (A) (B) (C)
  3.850%, 09/01/96                                        1,000            1,000
Shenango Valley Osteopathic
  Hospital Authority, Shenango
  Valley Medical Center Project,
  Pre-Refunded @ 102 (D)
  7.875%, 04/01/97                                        3,900            4,069
Temple University of The
  Commonwealth, University
  Funding Project, Ser 96, RB
  4.625%, 05/20/97                                        1,000            1,006

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Warren County, Warren General
     Hospital Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                  $    400         $    400
   York County Industrial
     Development, New Edgecomb
     Corporation Project,
     VRDN, RB (A) (B) (C)
     3.400%, 09/07/96                                     1,300            1,300
   York General Authority Pooled
     Revenue, VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                    14,000           14,000
                                                                        --------
                                                                         121,835
                                                                        --------
SOUTH CAROLINA -- 2.6%
   Charleston Center Tax Exempt
     Bond Grantor Trust #1,
     VRDN, RB (A) (B) (C)
     3.900%, 02/01/97                                     7,263            7,263
   Charleston Center Tax-Exempt
     Mortgage Bond Grantor Trust #2
     (A) (B) (C)
     3.700%, 11/01/96                                     4,000            4,000
   Charleston Center Tax-Exempt
     Bond Grantor Trust #4,
     VRDN, RB (A) (B) (C)
     3.700%, 12/01/96                                     7,267            7,267
   Charleston Center Tax-Exempt
     Bond Grantor Trust #5,
     VRDN, RB (A) (B) (C)
     3.150%, 09/01/96                                     4,035            4,035
                                                                        --------
                                                                          22,565
                                                                        --------
SOUTH DAKOTA -- 0.2%
   Watertown Industrial
     Development Authority,
     Ramkota Project, Ser 93,
     VRDN, RB (A) (B) (C)
     3.750%, 09/07/96                                     1,315            1,315
                                                                        --------
TENNESSEE -- 1.0%
   GAF Tax-Exempt Bond Grantor
     Trust, Ser A, VRDN, RB (A) (B) (C)
     4.100%, 09/07/96                                     4,480            4,480
   Nashville Metropolitan
     Government, Toys "R" Us Project,
     Ser 84, VRDN, RB (A)
     (B) (C)
     3.750%, 09/07/96                                     1,030            1,030
   Shelby County Health Education
     Housing, Metropolitan
     Government Industrial
     Development, Rhodes College,
     VRDN, RB (A) (B) (C)
     3.850%, 09/07/96                                     3,000            3,000
                                                                        --------
                                                                           8,510
                                                                        --------

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
TEXAS -- 4.4%
   Arlington Industrial Development
     Revenue, Dallas-Fort Worth
     Newspaper, Ser 85,
     VRDN, RB (A) (B) (C)
     3.900%, 09/07/96                                    $ 6,200         $ 6,200
   Brazo River, Hoffman-Laroche
     Project, Ser 85,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                      1,000           1,000
   Corpus Christi Industrial
     Development Committee,
     Texas-Air Project,
     VRDN, RB (A) (B) (C)
     3.850%, 02/01/97                                      4,800           4,800
   Harris County Housing Finance
     Authority, Multi-Family Housing,
     Arbor II Project, VRDN, RB (A) (B)
     3.950%, 09/07/96                                      2,070           2,070
   Harris County Multi-Family
     Housing, Glenhollow Project,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                      1,900           1,900
   Harris County Multi-Family
     Housing, Greenhouse Project,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                      2,400           2,400
   Nacogdocles Health Finance
     Development Committee,
     South Central Health Services
     Project, VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                      3,000           3,000
   North Carolina National Bank
     Tax-Exempt Trust, Texas,
     Ser 90-B, VRDN, RB (A) (B) (C)
     4.125%, 09/07/96                                      3,865           3,865
   Texas State, TECP
     3.700%, 02/05/97                                     11,000          11,000
   Trinity River Industrial
     Development Authority,
     Trinity River Project,
     VRDN, RB (A) (B) (C)
     3.525%, 09/07/96                                      2,000           2,000
                                                                         -------
                                                                          38,235
                                                                         -------
UTAH -- 0.4%
   Northwest Mutual Life Tax-Exempt
     Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%, 02/15/97                                        113             113

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Salt Lake City Industrial
     Development Authority,
     Deveraux Partners Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                     $2,500          $2,500
   Salt Lake City Industrial
     Development Authority,
     Park View Plaza Project,
     VRDN, RB (A) (B) (C)
     3.720%, 09/07/96                                      1,275           1,275
                                                                          ------
                                                                           3,888
                                                                          ------
VIRGINIA -- 0.7%
   Henrico County Industrial
     Development Authority,
     Hermitage Project,
     VRDN, RB (A) (B) (C)
     3.900%, 09/01/96                                      2,600           2,600
   Northwest Mutual Life
     Tax-Exempt Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%, 02/15/97                                         77              77
   Norfolk Industrial Development
     Authority, Toys "R" Us Project,
     Ser 84, VRDN, RB, (A) (B) (C)
     3.625%, 09/07/96                                      1,425           1,425
   Virginia State Housing
     Development Authority,
     AHC Services Corporation, Ser A,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      2,100           2,100
                                                                          ------
                                                                           6,202
                                                                          ------
WASHINGTON -- 1.7%
   Kent Economic Development
     Revenue, Northwest Aluminum
     Products, VRDN, RB (A) (B) (C)
     3.950%, 09/07/96                                      1,600           1,600
   Redmond Public Corporation
     Industrial Development Revenue,
     Integrated Circuit Project,
     Ser 88, VRDN, RB (A) (B) (C)
     3.820%, 09/07/96                                        620             620
   Washington State Housing Finance
     Commission, VRDN,
     RB (A) (B) (C)
     3.650%, 09/07/96                                      5,550           5,550
   Washington State Housing Finance
     Community, Nonprofit Housing
     YMCA, Snobonish County Project,
     VRDN, RB (A) (B) (C)
     3.550%, 09/01/96                                      3,250           3,250
   Washington State Housing Finance
     Community, Pioneer Human
     Services Project, Ser 91,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                      1,855           1,855

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Washington State Student Loan
     Finance Association Project,
     Second Series, VRDN,
     RB (A) (B) (C)
     3.650%, 09/07/96                                  $ 1,605           $ 1,605
                                                                         -------
                                                                          14,480
                                                                         -------
WEST VIRGINIA -- 1.9%
   Charleston Building Community
     Parking Facility, Charleston
     Town Center,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                   10,920            10,920
   Charleston Community Parking
     Facility Revenue,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                      400               400
   Parkersburg Industrial
     Development Revenue,
     B-H Associates Project,
     VRDN, RB (A) (B) (C)
     3.775%, 09/07/96                                    3,500             3,500
   West Virginia State Hospital
     Financing Authority, VHA
     Mid-Atlantic/Cap Project,
     Ser G, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%, 09/07/96                                    1,500             1,500
                                                                         -------
                                                                          16,320
                                                                         -------
WISCONSIN -- 5.4%
   Beaver Dam USD, TRAN
     4.140%, 08/27/97                                    3,000             3,001
   Burlington Area School
     District, TRAN
     4.220%, 08/29/97                                    3,000             3,005
   Eau Claire Area School
     District, TRAN
     4.015%, 09/23/96                                   11,000            11,000
   Hartford Industrial Development
     Revenue, IC Products Company
     Project, VRDN, RB (A) (B) (C)
     3.700%, 09/07/96                                    5,000             5,000
   Kettle - Moraine School
     District, TRAN
     4.010%, 08/22/97                                    3,200             3,200
   Mayville Area School
     District, BAN
     3.500%, 11/01/96                                    5,000             5,000
   Mount Horeb Area School
     District, BAN
     3.500%, 11/01/96                                    3,750             3,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Northwest Mutual Life
     Tax-Exempt Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%, 02/15/97                                 $     118        $     118
   Village of Menomonee Industrial
     Development Revenue,
     Maysteel Corporation,
     VRDN, RB (A) (B) (C)
     3.630%, 09/07/96                                     3,000            3,000
   Wausau Industrial Development
     Revenue, Venture Partnership
     Project, VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                                    10,000           10,000
                                                                       ---------
                                                                          47,074
                                                                       ---------
WYOMING -- 0.6%
   Cheyenne County Revenue
     Refunding, Holiday Inn Project,
     VRDN (A) (B) (C)
     3.700%, 10/01/96                                     1,355            1,355
   Evanston Industrial Development
     Revenue, Safeway Project,
     Optional Put 12/01/96
     @ 100 (A) (B) (C)
     3.650%, 12/01/96                                     3,700            3,700
   Northwest Mutual Life
     Tax-Exempt Mortgage
     Trust, VRDN, RB, (A) (B) (C)
     4.500%, 02/15/97                                        85               86
                                                                       ---------
                                                                           5,141
                                                                       ---------
Total Municipal Bonds
   (Cost $898,382)                                                       898,382
                                                                       ---------
Total Investments -- 103.4%
   (Cost $898,382)                                                       898,382
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET -- (3.4%)                              (29,630)
                                                                       ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 835,524,839 outstanding shares of
   beneficial interest                                                   835,356
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 14,150,080 outstanding shares of
   beneficial interest                                                    14,150
Portfolio Shares of Class C (unlimited
   authorization -- no par value) based
   on 19,205,806 outstanding shares of
   beneficial interest                                                    19,206
Undistributed Net Investment Income                                            4
Accumulated Net Realized Gain
   on Investments                                                             36
                                                                       ---------
Total Net Assets--100.0%                                               $ 868,752
                                                                       =========
--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A                $ 1.00
                                                     ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class B                $ 1.00
                                                     ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class C                $ 1.00
                                                     ========

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN   BOND ANTICIPATION NOTE
COP   CERTIFICATE OF PARTICIPATION
FGIC  FINANCIAL GUARANTY INSURANCE CORPORATION

GO    GENERAL OBLIGATION
MBIA  MUNICIPAL BOND INVESTOR ASSURANCE
RAN   REVENUE ANTICIPATION NOTE
RB    REVENUE BOND
SER   SERIES
TAN   TAX ANTICIPATION NOTE
TAW   TAX ANTICIPATION WARRANT
TECP  TAX EXEMPT COMMERCIAL PAPER
TRAN  TAX & REVENUE ANTICIPATION NOTE
USD   UNIFIED SCHOOL DISTRICT
VRDN  VARIABLE RATE DEMAND NOTE
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON AUGUST 31, 1996.
(B) PUT AND DEMAND FEATURE--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE LESSER OF THE MATURITY DATE OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A
    MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY--THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

PENNSYLVANIA TAX
FREE PORTFOLIO
MUNICIPAL BONDS -- 103.9%
PENNSYLVANIA -- 103.9%
   Allegheny County Hospital
     Development Authority,
     Children's Hospital of Pittsburgh,
     Ser 85 B, VRDN, RB,
     MBIA Insured (A) (B)
     3.350%, 09/07/96                                     $  200          $  200
   Allegheny County Education
     Building Authority, University
     of Pittsburgh Project, Ser 85 B,
     VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                        850             850
   Allegheny County Hospital
     Development Authority,
     Children's Hospital, Ser B,
     VRDN, RB, MBIA Insured (A) (B)
     3.500%, 09/07/96                                      1,000           1,000

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


PENNSYLVANIA TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Athens Area School District, TRAN
  4.100%, 06/30/97                                       $  800           $  800
Beaver County Industrial
  Development Authority,
  Pollution Control Revenue,
  Ser C, TECP (C)
  3.500%, 10/24/96                                        1,000            1,000
Berks County Industrial
  Development Authority, Rilsaw
  Industrial Project, Elf Aquitaine,
  VRDN, RB (A) (B) (C)
  3.625%, 09/07/96                                          900              900
Bucks County Industrial
  Development Authority,
  Edgecomb Metals Project,
  VRDN, RB (A) (B) (C)
  3.400%, 09/07/96                                        1,275            1,275
Bucks County Industrial
  Development Authority,
  USX Project, VRDN, RB (B) (C)
  3.550%, 11/01/96                                        1,000            1,000
Butler County Industrial
  Development Authority,
  Pennzoil Project, VRDN,
  RB (A) (B) (C)
  3.850%, 09/07/96                                          600              600
Chartiers Valley Industrial &
  Commercial Development
  Authority, Commercial
  Development Revenue, Parkay
  Center West Project A,
  VRDN, RB (A) (B) (C)
  3.700%, 09/07/96                                        1,250            1,250
Chester County Hospital Authority,
  Paoli Memorial Hospital Project,
  RB, Pre-Refunded @ 102 (D)
  7.625%, 10/01/96                                          400              409
Chester County Health & Education
  Facilities Authority, Barclay
  Friends Project, Ser A,
  VRDN, RB (A) (B) (C)
  3.500%, 09/07/96                                          500              500
Cumberland Valley School
  District, Ser A, G.O
  6.150%, 09/01/97                                           95               97
Cumberland Valley School
  District, Ser B, G.O
  5.750%, 09/01/97                                          385              392
Delaware County Airport Facility,
  Airport Facility Revenue, Ser 85,
  VRDN, RB (A) (B) (C)
  3.650%, 09/01/96                                          600              600

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Delaware County Industrial
  Development Authority, British
  Petroleum Project, Ser 95,
  VRDN, RB (A) (B)
  3.750%, 09/01/96                                       $1,000           $1,000
Delaware County Industrial
  Development Authority, Scott
  Paper Project, Ser A,
  VRDN, RB (A) (B)
  3.400%, 09/07/96                                        1,000            1,000
Delaware Valley Regional
  Finance Authority, Local
  Government Revenue, Ser D,
  VRDN, RB (A) (B) (C)
  3.500%, 09/07/96                                          100              100
Delaware Valley Regional Finance
  Authority, Local Government
  Revenue, Ser B,
  VRDN, RB (A) (B) (C)
  3.500%, 09/07/96                                        1,000            1,000
East Penn School District
  Authority, Ser A, G.O.,
  FGIC Insured (C)
  3.500%, 09/01/96                                          255              255
Emmaus General Authority,
  Local Government, Ser B,
  Goldman FGIC Insured (A) (B)
  3.550%, 09/07/96                                        1,500            1,500
Emmaus General Authority,
  Revenue Credit Enhancement,
  RB (A) (B) (C)
  3.550%, 09/07/96                                          500              500
Johnsonburg Area School District,
  Elk County, G.O., FSA Insured
  4.000%, 04/01/97                                          135              135
Lancaster Higher Education
  Authority, Franklin & Marshall
  Project, Ser 95, VRDN, RB (A) (B)
  3.700%, 09/07/96                                          575              575
Lancaster, Ser A, G.O., FGIC Insured
  3.400%, 10/01/96                                          300              300
Lebanon County Industrial
  Development Authority,
  Aluminum Company of America
  Project, Ser 92, VRDN, RB (A) (B)
  3.550%, 09/07/96                                        2,020            2,020
Lehigh County Water Authority,
  VRDN, RB, FGIC Insured (A) (B)
  3.350%, 09/07/96                                          835              835
Montgomery County, PECO
  Energy Project, TECP (C)
  3.550%, 09/10/96                                        1,200            1,200




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Montgomery County Higher
  Education & Health Authority,
  Holy Redeemer Hospital, VRDN,
  RB, AMBAC Insured, (A) (B)
  3.350%, 09/07/96                                       $  900           $  900
Montgomery County Higher
  Education & Health Facility
  Authority, Higher Education
  & Loan, Ser 96-A, VRDN,
  RB (A) (B) (C)
  3.650%, 09/07/96                                        1,700            1,700
Montgomery County Industrial
  Development Authority, Ikea
  Property Project, VRDN,
  RB (A) (B)
  3.550%, 09/07/96                                        1,500            1,500
Montgomery County Industrial
  Development Authority, Valley
  Square Project, VRDN,
  RB (A) (B) (C)
  3.450%, 09/07/96                                          755              755
Montgomery County Higher
  Education & Health Authority,
  Frankford Hospital Project, RB,
  Pre-Refunded @ 102 (D)
  7.875%, 01/01/97                                          600              620
Mount Carmel School District,
  Unlimited Tax G.O.,
  AMBAC Insured
  3.300%, 10/15/96                                          230              230
North Umberland County
  Industrial Development Authority,
  Atlas Development Association,
  VRDN, RB (A) (B) (C)
  3.550%, 09/07/96                                          100              100
Northeastern Hospital & Education
  Authority, Allhealth Pooled
  Financing Program,
  VRDN, RB (A) (B) (C)
  3.600%, 09/07/96                                        1,850            1,850
Pennsylvania Higher Education
  Facilities, Thomas Jefferson
  University, Ser B, RB, (A) (B) (C)
  3.700%, 02/26/97                                        1,750            1,750
Pennsylvania Intergovernmental
  Authority, Special Tax Revenue,
  Philadelphia Funding Program,
  RB, FGIC Insured
  5.000%, 06/15/97                                          300              303
Pennsylvania State Higher
  Education Facility, Allegheny
  College Project, VRDN,
  RB (A) (B) (C)
  3.500%, 09/07/96                                        1,800            1,800

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Philadelphia Industrial
     Development Authority, Multi-
     Family Housing, Harbor View
     Towers Project,
     VRDN, RB (A) (B) (C)
     3.800%, 09/07/96                                    $ 1,065         $ 1,065
   Philadelphia School District, TRAN
     4.500%, 06/30/97                                      1,250           1,256
   Philadelphia Redevelopment
     Authority, Rivers Edge Project,
     VRDN, RB (A) (B) (C)
     3.850%, 09/07/96                                        500             500
   Philadelphia, TRAN
     4.500%, 06/30/97                                      1,000           1,004
   Pittsburgh, University of Pittsburgh,
     Ser 89-A,VRDN, RB (A) (B) (C)
     3.300%, 09/07/96                                        500             500
   Sayre Health Facilities Authority
     Revenue, VHR Pennsylvania
     Capital Financing Project, Ser D,
     VRDN, RB, AMBAC
     Insured (A) (B)
     3.350%, 09/07/96                                        200             200
   Schuylkill County Industrial
     Development Authority,
     Gilberton Power Project,
     VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                      1,000           1,000
   Scranton Lackawana Health &
     Welfare Authority, University
     of Scranton Project, RB (B) (C)
     3.650%, 11/01/96                                        685             685
   Shaler Township, TRAN
     3.810%, 12/31/96                                        800             801
   Temple University, University
     Funding, Ser 96, RB
     4.625%, 05/20/97                                      1,000           1,006
   Warren County Hospital
     Authority, Warren General
     Hospital Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.550%, 09/07/96                                      1,500           1,500
   West York School District
     Authority, TRAN
     4.375%, 06/30/97                                        534             535
   York General Authority, Pooled
     Revenue, VRDN, RB (A) (B) (C)
     3.500%, 09/07/96                                      1,800           1,800
                                                                         -------
Total Municipal Bonds
   (Cost $44,653)                                                         44,653
                                                                         -------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


PENNSYLVANIA TAX FREE PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
Total Investments -- 103.9%
   (Cost $44,653)                                                      $ 44,653
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET-- (3.9%)                               (1,682)
                                                                       --------

NET ASSETS:
Portfolio Shares of Class A (unlimited authorization
   -- no par value) based on
   42,985,216 outstanding shares of
   beneficial interest                                                   42,985
Accumulated Net Realized Loss
   on Investments                                                           (14)
                                                                       --------
Total Net Assets--100.0%                                               $ 42,971
                                                                       ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A                                $   1.00
                                                                       ========

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC  FINANCIAL GUARANTY INSURANCE CORPORATION
FSA   FINANCIAL SECURITY ASSURANCE
GO    GENERAL OBLIGATION
MBIA  MUNICIPAL BOND INVESTORS ASSURANCE
RB    REVENUE BOND SER SERIES
TECP  TAX EXEMPT COMMERCIAL PAPER
TRAN  TAX & REVENUE ANTICIPATION NOTE
VRDN  VARIABLE RATE DEMAND NOTE
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON AUGUST 31, 1996.
(B) PUT AND DEMAND FEATURE--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE LESSER OF THE MATURITY DATE OR THE
    PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY--THE MATURITY DATE SHOWN IS THE
    PRE-REFUNDED DATE.

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 99.9%
ALABAMA -- 1.2%
   Alabama State Private Colleges
     & Tuskegee University Project,
     RB, Asset Guaranty
     5.700%, 09/01/10                                     $  825          $  798
     5.700%, 09/01/11                                        870             840
                                                                          ------
                                                                           1,638
                                                                          ------
ALASKA -- 2.8%
   Anchorage Electric Utility,
     RB, MBIA Insured
     8.000%, 12/01/06                                      1,775           2,150
     8.000%, 12/01/07                                      1,310           1,595
                                                                          ------
                                                                           3,745
                                                                          ------
ARIZONA -- 0.6% Tempe, G.O
     8.000%, 07/01/01                                        735             837
                                                                          ------
ARKANSAS -- 0.2%
   Little Rock Capital Improvement
     Refunding Bonds, Ser 95-A,
     RB, Callable 02/01/00 @ 100
     5.950%, 02/01/12                                        305             307
                                                                          ------
CALIFORNIA -- 17.1%
   Anaheim Public Finance
     Authority, Electric Utility
     Project, RB, MBIA Insured,
     Callable 04/01/03 @ 102
     5.400%, 10/01/08                                      2,000           1,982
   California Education Facility
     Authority, University of San
     Francisco, RB, MBIA Insured
     6.000%, 10/01/08                                      1,000           1,057
   California Health Facilities
     Finance Authority, Sisters of
     Providence, RB
     5.500%, 10/01/05                                      1,100           1,107
   California Housing Finance
     Agency, RB, MBIA Insured
     5.300%, 08/01/14                                        500             490
   California Housing Finance
     Authority, RB, MBIA Insured,
     Callable 08/01/04 @ 102
     7.250%, 08/01/17                                      1,250           1,322
   California State Health Facilities
     Summit Medical Center, Ser A,
     RB, FSA Insured
     5.250%, 05/01/04                                      1,500           1,504
   California Statewide Communities
     Development Authority, San
     Gabriel Valley-A, COP
     6.000%, 09/01/06                                      1,000           1,019

--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Elk Grove, Unified School
     District, G.O., AMBAC Insured
     6.500%, 12/01/07                                   $ 1,000          $ 1,105
   Irvine Special Assessment
     District 89-10, VRDN,
     G.O. (A) (B) (E)
     3.750%, 09/07/96                                       100              100
   Los Angeles County Public
     Leasing, RB
     5.125%, 09/01/08                                     1,380            1,335
   Los Angeles Department of
     Water & Power, RB
     9.000%, 10/15/02                                     2,000            2,432
   Modesto Irrigation, RB,
     MBIA Insured
     5.150%, 10/01/04                                     2,000            2,028
   Mojave Water Agency, G.O.,
     FGIC Insured, Callable
     09/01/06 @ 102
     5.600%, 09/01/12                                     1,000              990
   Oakland Health Facilities
     Authority, Childrens
     Hospital Project, RB
     5.000%, 07/01/01                                     1,175            1,179
   Orange County Transportation
     Authority, Sales Tax Revenue,
     First Ser-Measure M, RB
     5.400%, 02/15/00                                     1,000            1,020
   Orange County, Water District
     Project B, COP,
     VRDN (A) (B)
     3.600%, 09/07/96                                       200              200
   Orange County, COP, MBIA
     Insured, Callable 7/1/06 @ 102
     5.800%, 07/01/16                                     1,000              984
   Riverside Electric, RB,
     Callable 10/01/01 @ 102
     6.600%, 10/01/05                                     1,000            1,069
   University of California,
     Board of Regents, RB
     6.500%, 09/01/02                                     1,995            2,122
                                                                         -------
                                                                          23,045
                                                                         -------
COLORADO -- 2.6%
   Colorado Health Facilities
     Authority, RB
     6.250%, 02/01/04                                     1,500            1,526
   Colorado Student Loan, RB (E)
     6.100%, 09/01/02                                     1,845            1,910
                                                                         -------
                                                                           3,436
                                                                         -------
--------------------------------------------------------------------------------
                                                       FACE
                                                    AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
CONNECTICUT -- 0.4%
   Connecticut State, Industrial
     Development Authority,
     Pollution Control Revenue,
     Frito-Lay/Pepsi Project, RB
     6.375%, 07/01/04                                     $  560          $  571
                                                                          ------
DELAWARE -- 0.4%
   Wilmington Hospital, VRDN,
     RB (A) (E)
     3.700%, 09/07/96                                        500             500
                                                                          ------
DISTRICT OF COLUMBIA -- 3.3%
   District of Columbia Hospital
     Revenue, Washington Hospital
     Center, RB, MBIA Insured,
     Callable 08/05/02 @ 102
     7.000%, 08/15/05                                      1,500           1,646
   District of Columbia, Ser A, G.O
     5.125%, 06/01/99                                      1,000             990
   District of Columbia, Ser A-3, G.O
     4.250%, 06/01/97                                      1,790           1,776
                                                                          ------
                                                                           4,412
                                                                          ------
FLORIDA -- 3.8%
   Florida Housing Finance
     Authority, Capital Appreciation,
     Single Family Mortgage, RB
     5.500%, 07/15/16                                      2,000             215
   Florida State Finance Department,
     Environmental-Preservation
     Department, RB, AMBAC Insured,
     Callable 07/01/05 @ 101
     5.500%, 07/01/07                                      1,000           1,019
   Hillsborough County Utility
     Authority, RB, MBIA Insured (D)
     9.750%, 12/01/03                                      1,425           1,733
   Orlando & Orange County
     Expressway Authority, Florida
     Expressway Revenue, Linked
     Security, RB, FGIC Insured
     5.097%, 07/01/04                                      2,200           2,181
                                                                           -----
                                                                           5,148
                                                                           -----
GEORGIA -- 0.9%
   Gwinette County, G.O.,
     9.500%, 02/01/02                                      1,000           1,200
                                                                           -----
IDAHO -- 0.1%
   Power County, Pollution Control
     Revenue, FMC Corporation
     Project, VRDN, RB (A) (E)
     3.850%, 09/07/96                                        100             100
                                                                           -----

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INTERMEDIATE-TERM MUNICIPAL--CONTINUED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------

ILLINOIS -- 9.0%
   Chicago Equipment Notes,
     G.O., AMBAC Insured
     5.600%, 01/01/06               $  2,000      $  2,035
   Cook County, G.O., MBIA Insured
     7.250%, 11/01/07                  2,000         2,277
   Illinois Hospital Facilities,
     Metropolitan Pier & State
     Exposition Authority, McCormick
     Plaza Convention, RB
     6.250%, 07/01/17                    450           435
   Illinois Housing Development
     Authority RB,
     Callable 2/1/06 @ 102
     5.650%, 02/01/16                  1,390         1,366
   Illinois State Health Facility
     Authority, RB, MBIA Insured
     7.900%, 08/15/03                    597           617
   Illinois State, G.O., Callable
     08/01/99 @ 102
     6.375%, 08/01/00                  1,000         1,051
   Kane & DeKalb County, Unified
     School District #301, G.O.,
     AMBAC Insured
     6.300%, 12/01/04                  2,640         2,871
   McClean County Public Building
     Commission, Lease Receipts,
     Law & Justice Center, G.O.
     7.300%, 11/01/02                  1,280         1,434
                                                  --------
                                                    12,086
                                                  --------
INDIANA -- 1.3%
   Indiana State Health Facilities, RB
     7.100%, 09/01/00                  1,555         1,691
   Rockport Pollution Control
     Revenue, Aep Generating
     Company, Project B, VRDN,
     RB, AMBAC Insured (A)
     3.850%, 09/07/96                    100           100
                                                  --------
                                                     1,791
                                                  --------
KENTUCKY -- 1.2%
   Kentucky State Turnpike Authority,
     Ser A, RB
     8.500%, 07/01/04                    410           424
   Kentucky State Turnpike Authority,
     TRAN, AMBAC Insured
     5.500%, 07/01/06                  1,200         1,225
                                                  --------
                                                     1,649
                                                  --------
--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

LOUISIANA -- 1.8%
   Louisiana State Housing Finance
     Agency, RB, MBIA Insured
     5.125%, 12/01/10                 $  500        $  491
   Louisiana State Recovery District
     Sales Tax, RB, FGIC Insured,
     VRDN (A)
     3.850%, 09/01/96                    400           400
   Louisiana State Ser A, G.O.,
     Callable 08/01/97 @ 102
     7.000%, 08/01/02                  1,500         1,568
                                                  --------
                                                     2,459
                                                  --------
MASSACHUSETTS -- 13.2%
   Commonwealth of Massachusetts
     VRDN, RB (A) (B)
     3.650%, 09/07/96                  1,800         1,800
   Holyoke G.O.
     5.500%, 06/15/03                  1,640         1,679
   Lowell, G.O., FSA Insured,
     Callable 02/15/01 @ 103
     8.300%, 02/15/05                  1,855         2,124
   Massachusetts State Health &
     Education Facilities Authority, RB
     5.500%, 07/01/01                  1,325         1,307
   Massachusetts Bay
     Transportation Authority,
     RB,Callable 3/1/06 @ 101
     5.625%, 03/01/26                  2,000         1,882
   Massachusetts Bay Transportation
     Authority, General
     Transportation System, G.O.
     7.000%, 03/01/07                  3,000         3,405
   Massachusetts Municipal
     Wholesale Electric Company,
     Ser A, RB, Mandatory
     Redemption @100 (B)
     8.750%, 07/01/98                      5             5
     8.750%, 01/01/99                      5             5
     8.750%, 07/01/99                      5             5
     8.750%, 07/01/00                      5             6
     8.750%, 01/01/02                      5             6
     8.750%, 07/01/02                      5             6
     8.750%, 01/01/03                      5             6
     8.750%, 07/01/03                      5             6
     8.750%, 01/01/04                      5             6
     8.750%, 07/01/04                     10            12
     8.750%, 07/01/05                      5             6
   Massachusetts Single Family
     Housing, Ser 14, RB,
     Callable 06/01/00 @ 102
     7.600%, 12/01/14                  1,000         1,071



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts State, G.O., Ser B
     6.250%, 07/01/02               $  1,155      $  1,236
   Massachusetts State Water
     Resource Authority, Ser B, RB
     5.250%, 03/01/13                  1,000           926
   New England Education Loan
     Marketing, RB
     5.800%, 03/01/02                  1,175         1,212
   Springfield G.O.,  AMBAC Insured
     6.375%, 08/01/04                  1,000         1,079
                                                  --------
                                                    17,790
                                                  --------
MICHIGAN -- 1.2%
   Greater Detroit Resource
     Recovery, RB, AMBAC Insured
     5.500%, 12/13/03                  1,525         1,563
                                                  --------
MISSISSIPPI -- 1.2%
   Mississippi State Capital
     Improvement, Ser A, G.O.,
     Callable 08/01/03 @ 100
     5.100%, 08/01/07                  1,685         1,658
                                                  --------
NEW MEXICO -- 1.7%
   New Mexico Mortgage Finance
     Authority, Single Family
     Mortgage, RB
     Callable 07/01/02 @ 102 (E)
     6.850%, 07/01/10                  1,325         1,378
   Santa Fe, Saint Vincent's Hospital
     Project, RB, FGIC Insured,
     Pre-Refunded @ 100 (C)
     7.500%, 07/01/02                    785           888
                                                  --------
                                                     2,266
                                                  --------
NEW YORK -- 6.7%
   New York State Dormitory
     Authority, RB,
     Callable 5/15/03 @ 102,
     6.000%, 05/15/22                  1,200         1,156
   New York State Dormitory
     Authority, Rosewell Park, RB
     5.500%, 07/01/03                  1,000           996
   New York State Local Government
     Assistance, G.O., Callable
     4/01/02 @ 100
     5.500%, 04/01/22                  1,500         1,395
   New York State Medical Care
     Facility Finance Agency,
     Adult Day Care, RB
     5.350%, 11/15/05                    825           819

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   New York State Medical Care
     Facility Finance Agency,
     Ser C, RB, FHA Insured
     5.200%, 08/15/05                 $  615        $  620
   New York State Urban
     Development Authority,
     Correctional Facilities, Ser G, RB,
     Callable 01/01/00 @ 102
     7.100%, 01/01/03                  2,500         2,669
   New York State Urban
     Development, G.O.
     6.250%, 01/01/09                  1,325         1,352
                                                  --------
                                                     9,007
                                                  --------
OHIO -- 0.6%
   Hamilton County
     Health System, RB, VRDN (A)
     3.750%, 09/07/96                    800           800
                                                  --------
OKLAHOMA -- 3.0%
   Central Oklahoma Transportation
     & Parking Authority, RB (D)
     6.000%, 07/01/03                    170           173
   McAlester Public Works Authority,
     RB, FSA Insured
     8.100%, 12/01/08                    875         1,049
   Oklahoma State Industrial
     Development Authority, Integris
     Health, RB, AMBAC Insured
     5.250%, 08/15/06                  1,255         1,236
   Tulsa Industrial Development
     Authority, St Johns Medical
     Center, RB (D)
     6.875%, 01/01/02                    500           536
   Tulsa Port Industrial
     Development, RB
     5.350%, 09/01/06                  1,000           995
                                                  --------
                                                     3,989
                                                  --------
PENNSYLVANIA -- 2.1%
   Easton Joint School
     Authority, RB (D)
     5.350%, 04/15/02                    290           298
   Pennsylvania State Health
     Services Allegheny/Delaware
     Valley, RB, MBIA Insured
     5.500%, 11/15/08                  2,000         2,000
   Westmoreland County Municipal
     Authority, Special Obligation (D)
     9.125%, 07/01/10                    500           594
                                                  --------
                                                     2,892
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INTERMEDIATE-TERM MUNICIPAL--CONCLUDED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------

SOUTH CAROLINA -- 1.8%
   South Carolina Jobs Economic
     Development Authority,
     St. Francis Hospital, VRDN (A)
     3.700%, 09/07/96                 $  100        $  100
   South Carolina Public Service
     Authority, Electric Improvement
     Revenue, Ser B, RB,
     Callable 07/01/01 @ 102
     6.700%, 07/01/02                  1,220         1,318
   Spartanburg County, School
     District #5, COP, MBIA Insured
     5.400%, 07/01/08                  1,000           970
                                                  --------
                                                     2,388
                                                  --------
SOUTH DAKOTA -- 1.7%
   South Dakota Health & Educational
     Facilities Authority, RB MBIA
     Insured Callable 7/1/06 @ 102
     6.000%, 07/01/08                  1,025         1,066
   South Dakota Housing Authority,
     Ser A, RB
     5.500%, 05/01/10                  1,000         1,002
   South Dakota Student Loan
     Assistance Corporation, Ser A, RB
     7.000%, 08/01/98                    180           185
                                                  --------
                                                     2,253
                                                  --------
TEXAS -- 10.0%
   Austin Independent School
     District, RB (D)
     9.000%, 07/01/99                    645           721
   Austin Utility Systems, Ser 92-B,
     RB, Callable 11/15/98 @ 102
     7.250%, 11/15/03                  1,175         1,251
     7.750%, 11/15/08                    600           654
   Fort Worth Water & Sewer
     Authority, RB
     5.250%, 02/15/06                  1,360         1,362
   Harris County, G.O.
    10.000%, 10/01/00                  1,850         2,204
     7.000%, 10/01/01                  2,000         2,197
   Lone Star Airport Improvement
     Authority, VRDN, RB (A) (E)
     3.700%, 09/07/96                    700           700
   Plano, G.O.
     5.625%, 09/01/06                  1,020         1,056
   Texas Municipal Power Agency,
     RB, MBIA Insured
     5.500%, 09/01/10                  1,000           994

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Texas State Water Development
     Board State Revolving Funds --
     Senior Lien
     5.250%, 07/15/17               $  2,500      $  2,316
                                                  --------
                                                    13,455
                                                  --------
UTAH -- 0.9%
   Salt Lake City Airport, RB,
     FGIC Insured
     7.400%, 06/01/00                  1,100         1,154
                                                  --------
VIRGINIA -- 0.5%
   Virginia Housing, Multi-Family
     Housing, RB
     5.250%, 05/01/03                    685           694
                                                  --------
WASHINGTON -- 3.8%
   Clark County, Public Utility
     District # 001, RB, FGIC Insured
     6.000%, 01/01/04                  2,525         2,645
   Grant County, Public Utility
     District #2, RB
     5.625%, 01/01/07                  2,470         2,495
                                                  --------
                                                     5,140
                                                  --------
WISCONSIN -- 4.0%
   Wisconsin Housing & Economic
     Development Authority, Home
     Ownership, Ser 1, RB,
     FHA Insured, Callable
     07/01/02 @ 102
     6.600%, 09/01/07                  1,300         1,350
   Wisconsin Public Power, RB,
     Pre-Refunded @ 102,
     AMBAC Insured (C)
     6.875%, 07/01/01                  2,000         2,210
   Wisconsin State, Clean Water
     Revenue, Ser 1, RB
     6.875%, 06/01/11                  1,640         1,833
                                                  --------
                                                     5,393
                                                  --------
WYOMING -- 0.8%
   Wyoming Student Loan
     Corporation, RB
     6.250%, 12/01/99                  1,000         1,035
                                                  --------
Total Municipal Bonds
   (Cost $134,570)                                 134,401
                                                  --------
Total Investments -- 99.9%
   (Cost $134,570)                                 134,401
                                                  --------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%              162
                                                  --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 12,870,920 outstanding shares of
   beneficial interest                            $135,894
Undistributed Net Investment Income                      2
Accumulated Net Realized Loss
   on Investments                                   (1,164)
Net Unrealized Depreciation on Investments            (169)
                                                  --------
Total Net Assets--100.0%                          $134,563
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A            $ 10.45
                                                  ========

AMBAC    AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP      CERTIFICATE OF PARTICIPATION
FGIC     FINANCIAL GUARANTY INSURANCE CORPORATION
FHA      FEDERAL HOUSING AGENCY
FSA      FINANCIAL SECURITY ASSURANCE
GO       GENERAL OBLIGATION
MBIA     MUNICIPAL BOND INVESTORS ASSURANCE
RB       REVENUE BOND
SER      SERIES
TRAN     TAX & REVENUE ANTICIPATION NOTE
VRDN     VARIABLE RATE DEMAND NOTE
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON AUGUST 31, 1996.
(B) MANDATORY REDEMPTION--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE MANDATORY REDEMPTION DATE.
(C) PRE-REFUNDED SECURITY--THE MATURITY DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
(D) SECURITY IS ESCROWED TO MATURITY
(E) SECURITY IS HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.

PENNSYLVANIA MUNICIPAL PORTFOLIO

MUNICIPAL BONDS -- 99.0%
PENNSYLVANIA -- 99.0%
   Allegheny County Hospital
     Development Authority,
     Allegheny General
     Hospital, RB (C)
     6.750%, 05/01/04                  $  10         $  10
   Allegheny County Redevelopment
     Authority, Home Improvement, RB
     6.700%, 08/01/99                    485           500
   Allegheny County Hospital
     Development Authority,
     Allegheny General, RB (C)
     7.250%, 07/01/03                    185           194

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Allegheny County Hospital
     Development Authority, Children's
     Hospital of Pittsburgh, Ser 91,
     RB, MBIA Insured
     6.600%, 07/01/01                 $1,000        $1,064
   Allegheny County Hospital
     Development Authority, Magee
     Women's Hospital, Ser 93,
     RB, FGIC Insured
     5.200%, 10/01/05                  1,000         1,000
   Allegheny County Hospital
     Development Authority, Mercy
     Hospital of Pittsburgh, AMT
     RB, BIGI Insured
     6.875%, 10/01/99                  1,000         1,022
   Allegheny County Hospital
     Development Authority,
     Montefiore Hospital, RB (C)
     6.875%, 07/01/09                    520           555
   Allegheny County Hospital
     Development Authority,
     St. Margaret Memorial
     Hospital, RB (C)
     6.750%, 07/01/10                    475           510
   Allegheny County Industrial
     Development Authority, Home
     Improvement Project, RB
     6.700%, 02/01/99                    800           822
   Allegheny County Industrial
     Development Authority, RB, AMT (B)
     6.000%, 10/01/04                    150           150
   Allentown Hospital Authority,
     Sacred Heart Project, RB (C)
     8.000%, 03/01/09                    105           120
   Allentown Hospital Authority,
     Sacred Heart Hospital of
     Allentown, Ser A, RB
     6.500%, 11/15/08                  1,200         1,211
   Altoona Area School District
     Authority, Blair County,
     Pennsylvania School Revenue,
     Ser 78, RB, Pre-Refunded @ 100 (A)
     6.500%, 07/01/06                    155           165
   Altoona School District, RB (C)
     6.250%, 01/01/03                     10            10
   Baldwin Whitehall School
     Building Revenue, RB (C)
     6.625%, 11/15/02                    105           110
   Beaver County Housing Authority,
     First Mortgage Guaranteed,
     Section 8, RB, MBIA Insured,
     Callable 03/19/97 @ 100
     7.875%, 07/01/99                    345           343

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


PENNSYLVANIA MUNICIPAL PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Bensalem Township Water &
     Sewer Authority, RB (C)
     6.750%, 12/01/14                $    75       $    84
   Blair County Hospital
     Authority, RB (C)
     6.900%, 07/01/08                    570           602
   Borough of Tarentum, Pennsylvania
     Guaranteed Electric Revenue
     Bond, Ser 93-A, RB, Asset
     Guaranty Insured
     5.500%, 09/01/08                    645           630
   Bucks County Industrial
     Development Authority,
     Grandview Hospital, Ser 91,
     RB, AMBAC Insured (C)
     6.600%, 07/01/01                    250           269
   Bucks County Redevelopment
     Authority, Mortgage Revenue,
     Warminster Heights, Section 8-A,
     Ser 92-A, RB, FHA Insured,
     Callable 02/01/02 @ 100
     6.250%, 08/01/02                    315           325
   Bucks County Redevelopment
     Authority, Mortgage Revenue,
     Warminster Heights, Section 8,
     Ser 92-A, RB, FHA Insured
     5.750%, 08/01/97                     50            50
   Bucks County Industrial
     Development Authority
     Revenue, RB (C)
     8.750%, 09/01/04                     15            17
   Butler Area Sewer Authority, RB,
     Pre-Refunded @ 100 (A)
     7.250%, 01/01/04                     75            83
   Cambria County Hospital
     Authority, Conemaugh Valley
     Memorial Hospital, RB (C)
     7.625%, 09/01/11                    235           275
   Chartiers Valley Industrial
     Development Authority, Colonial
     Building, RB, Mandatory
     Put 12/01/97 @ 100 (B) (D)
     5.625%, 12/01/97                    690           691
   Chester County Hospital
     Authority, Paoli Memorial
     Hospital, RB (C)
     5.500%, 02/01/03                    105           104
   Chester County, Pennsylvania
     Health & Education Authority,
     RB, Ser 96-B, (B) (D)
     4.900%, 08/01/99                  2,575         2,575
   City of Aliquippa, Beaver County,
     RB, Asset Guaranty Insured
     8.250%, 09/15/01                  1,220         1,295

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Cresswell Heights, Joint Water
     Authority Revenue, RB (C)
     7.375%, 03/01/07                $    95        $  103
   Dauphin County General
     School Authority, RB,
     Mandatory Put 06/01/98 @100
     6.000%, 06/01/26                     50            49
   Dauphin County General School
     Authority, G.O., Mandatory
     Put 06/01/04 @ 100 (D)
     6.700%, 06/01/04                  1,220         1,299
   Dauphin County General
     Authority, Phoenixville Hospital,
     Hapsco Group Incorporated,
     Ser 92-A, RB, FGIC Insured
     5.900%, 07/01/05                    845           882
   Dauphin County General School
     Authority, Penncrest School
     Project, RB, Mandatory
     Put 06/01/03 @ 100 (D)
     6.600%, 06/01/26                    915           974
   Delaware County Authority,
     Villanova University, RB (C)
     9.625%, 08/01/02                    165           187
   Delaware County Hospital
     Authority, Chester Crozer, RB (C)
     7.250%, 12/15/10                    115           123
   Delaware County Industrial
     Development Authority,
     Resource-Recovery Project, RB (B)
     8.100%, 12/01/13                    405           420
   Delaware County, Pennsylvania
     Industrial Development Authority,
     Resource Recovery Project,
     Ser A, RB, Callable
     12/01/96 @ 103.50 (C)
     7.900%, 12/01/05                     25            26
   Delaware County, Pennsylvania
     Industrial Development Authority,
     Resource Recovery Project,
     Ser A, RB,  Callable
     12/01/96 @ 103.50 (C)
     7.650%, 12/01/01                     20            21
   Delaware River Port Authority, RB (C)
     6.000%, 01/15/10                     90            92
   Delaware River Port Authority,
     PA & NJ River Bridges
     Revenue, RB (B) (C)
     6.500%, 01/15/11                    265           277
   Derry Township Sanitation Sewer
     Authority, RB (C)
     6.250%, 08/01/12                     65            67



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   East Marlboro Township Sewer
     Authority, Guaranteed Sewer
     Revenue, RB
     5.200%, 12/01/01                $    55       $    55
     5.300%, 12/01/02                    200           198
   Economy Municipal Authority,
     Sewer Revenue, RB,
     Callable 12/15/99 @100
     6.000%, 12/15/03                     55            56
   Erie County Hospital Authority,
     RB (C)
     6.750%, 07/01/11                    320           344
   Erie County Hospital Authority,
     Hamot Health Systems, RB,
     AMBAC Insured
     6.700%, 02/15/02                    500           539
   Fayette County Hospital Authority,
     Uniontown Hospital, RB,
     Connie Lee Insured
     4.850%, 06/15/01                  1,000           988
     5.000%, 06/15/02                    300           296
     5.100%, 06/15/03                  1,065         1,053
     5.200%, 06/15/04                    100            98
     5.300%, 06/15/05                  1,000           984
   Fort Le Boeuf School District,
     Ser 93-A, G.O., MBIA Insured
     5.150%, 01/01/02                    500           510
   Fox Chapel Sanitation Sewer
     Authority, RB
     5.900%, 05/01/05                    275           274
   Franklin Hospital, Pennsylvania
     State, Special Obligation, RB (C)
     7.125%, 10/01/08                     20            21
   Greene County Industrial
     Development Authority, Pollution
     Control Revenue, Monogahela
     Power-Hatfield Ferry, Ser A, RB
     6.300%, 02/01/02                    865           869
   Hampton Township, G.O.
     6.300%, 06/01/02                    775           822
   Harrisburg Authority, Lease
     Revenue, RB, Cross Over
     Pre-Refunded @ 101,
     CGIC Insured (A)
     6.250%, 06/01/01                  1,000         1,059
   Hopewell Township, Guaranteed
     Sewer Revenue, RB,
     Callable 11/01/03 @ 100
     5.800%, 11/01/08                    815           768
   Jefferson County Municipal
     Authority Revenue, RB,
     MBIA Insured (C)
     7.000%, 12/01/02                     20            21

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Jersey Shore Area School District,
     G.O., MBIA Insured (C)
     9.375%, 03/01/03                $    95      $    109
   Lehigh County Community
     College, School Lease, RB
     5.750%, 01/15/02                  1,285         1,287
   Lehigh County Industrial
     Development Authority,
     Strawbridge Project, RB (C)
     7.200%, 12/15/01                  1,150         1,235
   Lehigh County General Purpose
     Authority, Muhlenberg Medical
     Center Project, RB (C)
     7.000%, 07/01/04                     20            21
   Luzerne County, Ser 91, G.O.,
     FGIC Insured
     6.800%, 09/15/02                    500           543
   Lycoming County Authority,
     Hospital Revenue, Williamsport
     Hospital, RB, Connie Lee Insured
     5.250%, 11/15/06                  1,300         1,279
   Lycoming County Hospital
     Authority, RB (C)
     5.750%, 07/01/02                    125           125
   McCandless Township Sanitation
     Authority, Sewer Revenue, RB (C)
     6.750%, 11/15/05                     85            92
   Montgomery County Higher
     Education & Health Authority,
     Abington Memorial Hospital,
     Ser 91-A, RB, AMBAC Insured
     6.200%, 06/01/00                    800           841
   Montgomery County Industrial
     Development Authority,
     Ecri Project, RB
     6.850%, 06/01/13                  2,165         2,124
   Montgomery County, G.O. (C)
     9.000%, 08/15/04                    165           185
   Moon School District, School
     Building Revenue, RB,
     MBIA Insured (C)
     6.375%, 11/15/98                     40            40
   Moon Transportation Authority,
     Pre-Refunded @100, RB (A) (C)
     9.000%, 02/01/98                     10            11
   Mount Lebanon Hospital
     Authority, RB (C)
     7.000%, 07/01/06                    185           197
   Norristown Area School District,
     Ser 91, Bank Qualified, G.O.,
     Pre-Refunded @ 100 (A)
     6.650%, 09/01/01                    100           108

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996

PENNSYLVANIA MUNICIPAL PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Northampton County Industrial
     Development Authority,
     Moravian Hall Square Project,
     Ser A, RB, Asset Guaranty Insured
     5.000%, 07/01/05                $   575       $   554
     5.000%, 07/01/06                    560           532
     5.250%, 07/01/08                    595           566
     5.350%, 07/01/10                  1,470         1,384
   Northeast Allegheny County, RB (C)
     6.000%, 05/01/02                     60            61
   Northeast Hospital Authority, RB (C)
     6.375%, 09/01/07                     60            61
   Northeastern Hospital, Hospital
     Revenue Authority, RB (C)
     7.000%, 06/01/06                    210           223
   Pennsylvania Housing Finance
     Authority, RB (C)
     7.750%, 12/01/07                     45            50
   Pennsylvania Higher Education
     Authority, Ser 95, RB,
     Asset Guaranty Insured (C)
     4.750%, 09/15/02                    270           264
     4.850%, 09/15/03                    250           244
     4.950%, 09/15/04                    515           501
     5.150%, 09/15/06                    345           334
   Pennsylvania Higher Education
     Facilities Authority,
     Commonwealth of Pennsylvania,
     Ser E, RB, MBIA Insured
     6.450%, 06/15/01                    400           428
   Pennsylvania Higher Education
     Facilities Authority, Hahnemann
     University Project, Ser-91, RB,
     MBIA Insured
     6.400%, 07/01/01                    570           611
     Pre-Refunded 07/01/01 @ 102 (A)
     6.600%, 07/01/01                    535           586
   Pennsylvania Higher Education
     Facilities Authority, Philadelphia
     College of Pharmacy, Ser A,
     RB, MBIA Insured,
     Pre-Refunded @ 101 (A)
     6.750%, 09/01/98                    500           529
   Pennsylvania Housing Finance
     Agency, RB, AMT,
     Callable 10/01/00 @ 102
     7.800%, 10/01/20                    100           105
   Pennsylvania Housing Finance
     Agency, Rental Housing,
     Ser 91, RB, Callable 07/01/03
     @ 102, FNMA Collateral
     5.450%, 07/01/06                  2,000         2,010

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Pennsylvania Housing Finance
     Agency, Single Family
     Mortgage, Ser 92-33, RB
     5.700%, 04/01/98                $   330       $   332
   Pennsylvania State Higher
     Education, Philadelphia
     College of Textiles & Science,
     Ser 96, RB
     5.900%, 04/01/02                    225           226
     6.050%, 04/01/03                    240           242
     6.150%, 04/01/04                    250           252
     6.250%, 04/01/05                    265           268
     6.350%, 04/01/06                    285           288
     6.450%, 04/01/07                    295           299
     6.550%, 04/01/08                    320           325
     6.600%, 04/01/09                    340           345
   Pennsylvania State Higher
     Education Facilities Authority,
     College & University Revenue,
     Tenth Series, RB (C)
     6.900%, 07/01/07                     75            80
   Pennsylvania State Higher
     Education Facilities, Drexel
     University, RB,
     6.375%, 05/01/17                  1,450         1,434
   Pennsylvania State Higher
     Education, College &
     University, RB (C)
     9.375%, 07/01/10                    120           145
   Pennsylvania State Higher
     Education, Student Loan,
     Ser A, RB, AMT,
     AMBAC Insured
     7.050%, 10/01/16                  3,500         3,645
   Pennsylvania State Higher
     Education, Student Loan,
     Ser C, RB, AMT,
     AMBAC Insured
     7.150%, 09/01/21                    500           522
   Pennsylvania State Housing
     Finance Authority, Single
     Family Mortgage, Ser N, RB,
     Callable 10/01/97 @ 102
     7.500%, 10/01/99                    200           204
   Peters Township School District,
     G.O., MBIA Insured,
     Callable 11/15/02 @ 100 (C)
     0.00%, 11/15/07                     100            54



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
   Philadelphia Gas Works Revenue,
     Fourteenth Series, RB, FSA Insured,
     Callable 07/01/03 @ 102
     6.250%, 07/01/08               $  1,000      $  1,076
   Philadelphia Hospital & Higher
     Education Authority, Presbyterian
     Medical Center, RB (C)
     6.100%, 12/01/03                    410           435
   Philadelphia Hospital & Higher
     Education Facilities, Philadelphia
     MR Project, RB
     5.500%, 08/01/01                  1,175         1,160
   Philadelphia Hospital, Graduate
     Hospital Project, RB (C)
     7.000%, 07/01/10                    335           359
   Philadelphia Industrial
     Development Authority,
     Convention Project, PGH
     Development Corporation,
     Ser 89, RB, AMBAC Insured (C)
     7.000%, 07/01/99                    885           925
   Philadelphia Industrial
     Development Authority,
     National Board of Medical
     Examiners Project, RB,
     Callable 05/01/02 @ 102
     6.750%, 05/01/12                    950         1,008
   Philadelphia Municipal Authority,
     Justice Lease Revenue, Ser B,
     RB, FGIC Insured
     6.700%, 11/15/01                  1,000         1,088
   Philadelphia Municipal Authority,
     Services Building Lease Rental
     Revenue, Ser 90, RB,
     FSA Insured
     6.900%, 03/15/99                  1,000         1,056
   Philadelphia Hospital & Higher
     Education Facilities Authority,
     St. Agnes Medical Center, RB,
     MBIA Insured
     4.900%, 07/01/04                    820           810
   Philadelphia Redevelopment
     Authority, Home Improvement
     Loan, Ser 95-A, RB, AMT
     5.100%, 06/01/01                    140           139
     5.100%, 12/01/01                    110           109
     5.250%, 06/01/02                    200           198
     5.250%, 12/01/02                    220           218
     5.400%, 06/01/03                    160           158
     5.400%, 12/01/03                    185           183
     5.550%, 06/01/04                     65            64
     5.650%, 12/01/05                     70            69
     6.100%, 12/01/10                  1,000           984

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Philadelphia Redevelopment
     Authority, West Philadelphia
     Project, RB, FNMA Collateral
     6.750%, 05/15/04                 $  765        $  797
   Philadelphia School District,
     Ser 91-B, G.O., MBIA Insured
     7.000%, 07/01/05                    250           276
   Philadelphia United Hospitals
     Project, RB, Pre-Refunded @ 100 (A)
     10.875%, 07/01/05                   660           859
   Philadelphia Water & Sewer
     Authority, Ser 10, RB (C)
     7.350%, 09/01/04                  5,485         6,150
   Pittsburgh Parking Authority,
     Ser 92-A, RB, FGIC Insured,
     Callable 12/14/04 @ 100
     5.750%, 12/01/05                    500           518
   Pittsburgh, G.O., FGIC Insured
     7.000%, 03/01/01                    775           800
   Pittsburgh Stadium Authority,
     Lease Revenue, RB (C)
     6.500%, 04/01/11                    815           849
   Pittsburgh Urban Redevelopment
     Authority Mortgage Revenue,
     Ser 96-C, RB, AMT
     5.700%, 10/01/05                    240           239
   Pittsburgh Urban Redevelopment
     Authority Mortgage Revenue,
     Ser 96-D, RB
     5.900%, 04/01/08                    285           284
     5.900%, 10/01/08                    290           289
     6.000%, 10/01/09                    310           310
     6.100%, 10/01/10                    330           330
   Pittsburgh Urban Redevelopment
     Authority, Home Improvement
     Loans, RB, Callable 08/14/03 @ 100
     7.125%, 08/01/04                    835           859
   Pittsburgh Urban Redevelopment
     Authority, Mortgage Revenue,
     Ser A, RB, AMT
     5.000%, 10/01/02                     70            68
     5.100%, 10/01/03                     70            68
     5.750%, 10/01/10                     55            53
   Pittsburgh Urban Redevelopment
     Authority, Ser A, RB, AMT
     5.300%, 04/01/05                     75            72
     5.400%, 04/01/06                     80            77
     5.400%, 10/01/06                     80            76
     5.500%, 04/01/07                     85            81
     5.500%, 10/01/07                     85            81
     5.600%, 04/01/08                     90            86
     5.700%, 04/01/09                     90            86
     5.700%, 10/01/09                     95            90

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


PENNSYLVANIA MUNICIPAL PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Pittsburgh Urban Redevelopment
     Authority, Ser B, RB,
     Callable 04/01/03 @ 100
     6.700%, 04/01/10                $    40       $    40
   Pittsburgh Urban Redevelopment
     Authority, Ser B, RB
     5.700%, 10/01/11                    110           104
   Pittsburgh Urban Redevelopment
     Center, Triangle Tax Increment,
     Ser A, RB (B)
     5.125%, 06/01/00                  1,175         1,157
     5.750%, 12/01/06                  1,980         1,896
   Pittsburgh Urban Redevelopment
     Center, Triangle Tax Increment,
     Ser B, RB (B)
     5.750%, 03/15/06                  1,185         1,138
   Pittsburgh, RB, Pre-Refunded
     @ 102, FGIC Insured (A)
     7.000%, 03/01/97                    100           103
   Potter County  Hospital Authority,
     Charles Cole Memorial, RB,
     Asset Guaranty Insured
     4.750%, 08/01/99                    260           258
     4.850%, 06/01/00                    270           268
     5.100%, 08/01/02                    290           287
     5.200%, 08/01/03                    245           242
     5.400%, 08/01/04                    325           321
     5.400%, 08/01/05                    320           316
     5.500%, 08/01/06                    160           157
   Pottsville Hospital Authority,
     Pottsville Hospital &
     Warner Clinic, RB
     6.400%, 07/01/03                    930           927
   Quakertown Pennsylvania
     Hospital Authority, Quakertown
     Community Hospital, RB (C)
     7.125%, 01/01/11                     10            11
   Sayre Health Facilities Authority,
     Guthrie Health Care,
     Ser 91-A, RB, AMBAC Insured
     6.800%, 03/01/03                  1,000         1,086
   Scranton Lackawanna Health &
     Welfare Authority, Community
     Medical Center, RB, FGIC Insured
     6.900%, 07/01/98                    500           522
     7.000%, 07/01/99                    250           266
   Scranton Lackawanna Health &
     Welfare Authority, Moses Taylor
     Hospital, RB (C)
     6.625%, 07/01/09                    485           509

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Scranton Lackawanna Health &
     Welfare Authority, RB, BIGI Insured
     7.250%, 07/01/99                 $  790       $   841
   Scranton Lackawana Health &
     Welfare Allied Services,
     Rehabilitation Hospital, RB,
     Callable 07/01/04 @ 102
     7.125%, 07/15/05                  1,500         1,524
   Shaler School District, RB (C)
     6.250%, 04/15/08                     50            52
   Shaler Township, G.O. (C)
     6.400%, 08/01/01                     30            31
   South Side Area School
     District, Ser 91, G.O.,
     AMBAC Insured,
     Pre-Refunded @ 100 (A)
     6.550%, 04/15/98                    260           269
   Southeastern Greene
     School District, G.O. (C)
     9.375%, 07/01/03                     60            70
   University Area Joint Authority,
     Sewer Revenue, Ser 90, RB,
     MBIA Insured,
     Pre-Refunded @ 101 (A)
     7.000%, 09/01/00                    750           815
   Upper Allegheny Joint Sanitation
     Authority, RB, AMBAC Insured (C)
     9.000%, 09/01/00                     10            11
   Washington County Authority,
     Municipal Facilities Lease
     Revenue, Pooled Capital,
     Ser C, Subseries C-1A, RB,
     AMBAC Insured,
     Pre-Refunded @ 100 (A)
     7.000%, 06/15/00                    400           435
   Washington County Hospital
     Authority, Shadyside Hospital
     Project, Ser 92, RB,
     AMBAC Insured
     5.875%, 12/15/04                  1,000         1,052
   Westmoreland County Industrial
     Development Authority, Henry
     Clay Frick Hospital, RB
     7.000%, 12/01/05                    830           832
   Westmoreland County Industrial
     Development Authority, Hospital
     Revenue, Ser 92-A, RB,
     AMBAC Insured
     5.900%, 07/01/05                    595           614
   Westmoreland County Industrial
     Development Authority,
     Hospital Revenue, Ser 99-A,
     AMBAC Insured
     5.800%, 07/01/04                    565           583



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Windber Area Authority, Hospital
     Revenue, RB, FHA Insured
     5.900%, 02/01/10                 $  355       $   363
   Wyoming County Hospital
     Authority, RB (C)
     7.400%, 01/01/05                     45            48
   Wyoming County Hospital Authority,
     Tyler Memorial, RB (C)
     7.400%, 01/01/05                     60            63
   York County Hospital Authority,
     Lutheran Social Services, RB
     5.400%, 04/01/04                    500           486
     5.600%, 04/01/05                    500           485
     5.800%, 04/01/06                    500           484
                                                  --------
Total Municipal Bonds
   (Cost $96,024)                                   96,265
                                                  --------
Total Investments -- 99.0%
   (Cost $96,024)                                   96,265
                                                  --------
OTHER ASSETS AND LIABILITIES, NET-- 1.0%               963
                                                  --------

NET ASSETS:
Portfolio Shares of Class A (unlimited
authorization -- no par value) based on
   9,275,192 outstanding shares of
   beneficial interest                              95,265
Undistributed Net Investment Income                      1
Accumulated Net Realized Gain
   on Investments                                    1,721
Net Unrealized Appreciation
   on Investments                                      241
                                                  --------
Total Net Assets--100.0%                           $97,228
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A            $ 10.48
                                                  ========

AMBAC     AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT       ALTERNATIVE MINIMUM TAX
BIGI      BOND INVESTORS GUARANTY INSURANCE CORPORATION
CGIC      CAPITAL GUARANTY INSURANCE CORPORATION
FGIC      FINANCIAL GUARANTY INSURANCE CORPORATION
FHA       FEDERAL HOUSING AGENCY
FNMA      FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA       FINANCIAL SECURITY ASSURANCE
GO        GENERAL OBLIGATION
MBIA      MUNICIPAL BOND INVESTORS ASSURANCE
RB        REVENUE BOND
SER       SERIES
(A) PRE-REFUNDED SECURITY--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
(B) SECURITY IS HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM
    A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(C) SECURITY IS ESCROWED TO MATURITY.
(D) PUT AND DEMAND FEATURE -- THE MATURITY DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE LESSER OF THE MATURITY DATE OR THE PUT DATE.


KANSAS TAX FREE
INCOME PORTFOLIO

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.4%
KANSAS -- 95.9%
   Anderson County, USD #365
     Garnett, Ser 91, G.O.,
     AMBAC Insured
     6.400%, 09/01/05                 $  250        $  263
     6.500%, 09/01/06                    250           264
   Arkansas City, G.O.
     3.800%, 12/01/99                    285           271
   Belleville Electric & Gas,
     Ser A, RB
     5.000%, 12/01/98                    150           151
     5.500%, 12/01/02                    175           180
     5.700%, 12/01/04                    150           155
   Bourbon County, G.O.
     5.500%, 09/01/09                    195           194
   Bourbon County, USD # 234,
     Fort Scott , Ser B, G.O.
     5.625%, 09/01/11                    285           280
   Bourbon County, USD # 234,
     G.O., Callable 09/01/06 @ 100
     5.600%, 09/01/10                    215           212
   Butler County, Bank Qualified,
     G.O., CGIC Insured
     4.150%, 10/01/01                    250           241
     4.300%, 10/01/02                    250           241
   Chanute Electric Light Water &
     Gas, RB, MBIA Insured
     Pre-Refunded @ 100 (A)
     6.900%, 11/01/05                    600           633
   Cherokee County, USD #499, G.O.,
     AMBAC Insured
     5.800%, 10/01/09                    200           204
     5.900%, 10/01/10                    215           220
     5.950%, 10/01/11                    225           230
   Clay County, Clay Center, Ser 92,
     Bank Qualified, G.O.
     5.300%, 04/01/00                    250           255
     5.400%, 04/01/01                    250           254
   Clay County, Ser 94-B, G.O.
     6.200%, 10/01/15                    250           253
   Coffeyville Water and Sewer, Ser 93,
     RB, AMBAC Insured
     4.600%, 10/01/04                    465           446
     4.700%, 10/01/05                    490           469
   Coffeyville, COP
     5.875%, 10/01/14                    250           250
   Cowley County, USD #470, G.O.,
     Callable 12/01/06 @ 100
     5.450%, 12/01/12                    500           493
   Cowley County, USD #465 School
     Improvement Bonds, Winfields,
     Ser 91, G.O.
     6.000%, 11/01/97                    250           255

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


KANSAS TAX FREE INCOME PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Decatur County, Ser 92, Bank
     Qualified, G.O.
     6.000%, 09/01/01                 $  250        $  260
   Dickinson County, Abilene School
     District, Ser 92, Bank
     Qualified, G.O.
     5.400%, 04/01/01                    265           267
     5.600%, 04/01/03                    300           300
   Dodge City, Pollution Control
     Revenue, Excel Project, RB
     6.625%, 05/01/05                    700           760
   Dodge, USD #443, Ford County,
     G.O., CGIC Insured
     4.700%, 03/01/07                    180           167
     4.800%, 03/01/08                    360           337
     5.000%, 03/01/14                    250           228
   Douglas County, USD #497,
     Ser 93-A, G.O.
     4.500%, 09/01/02                    250           246
   Douglas County, USD #497,
     Ser A, G.O.
     5.400%, 09/01/15                    600           574
   Emporia Sewer System, Ser 90,
     RB, Pre-Refunded @ 100.50 (A)
     7.100%, 06/01/04                    300           316
   Emporia, Ser B, G.O.
     5.150%, 09/01/00                    155           158
     5.250%, 09/01/01                    165           170
     6.000%, 09/01/06                    175           182
   Finney County, Garden City
     Project, Ser 91, G.O.
     5.700%, 10/01/98                    500           505
   Finney County, USD #457, G.O.
     5.500%, 10/01/99                    185           190
     5.550%, 10/01/00                    250           258
   Ford County, Single Family
     Mortgage Ser A, RB
     7.900%, 08/01/10                    325           341
   Garden City, Ser B, G.O.,
     MBIA Insured
     4.900%, 11/01/99                    250           254
     5.450%, 11/01/04                    250           259
   Garden City, Water & Sewer, RB
     6.500%, 11/01/00                    125           134
     6.750%, 11/01/03                    125           134
   Gardner County, G.O.
     5.300%, 09/01/11                    330           323
   Gardner Electric Utility, Ser 92, RB
     7.000%, 11/01/09                    500           523
   Gove County, G.O., AMBAC Insured,
     Callable 10/01/01 @ 101
     5.150%, 04/01/12                    560           523

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Gray County,USD #102, G.O.
     6.000%, 09/01/04                 $  100        $  104
     6.200%, 09/01/06                    125           131
     6.800%, 09/01/15                    250           261
   Great Bend, Ser B, G.O., FGIC Insured
     5.900%, 09/01/98                    250           250
   Great Bend, Ser B, G.O.,
     Pre-Refunded @ 100 (A)
     6.300%, 09/01/02                    250           250
   Halstead Hospital, Active
     Sinking Fund, RB
     6.750%, 10/01/06                    255           274
   Hays, Ser A, G.O., FGIC Insured,
     Callable 09/01/03 @ 100
     5.150%, 09/01/09                    250           241
     5.250%, 09/01/10                    250           246
   Hays, Internal Improvement,
     Ser A, G.O.
     5.200%, 09/01/01                    105           108
     5.300%, 09/01/02                    110           112
     5.500%, 09/01/04                    120           122
   Hays, Water & Sewer, Ser 92,
     Bank Qualified, RB,
     AMBAC Insured
     5.600%, 09/01/99                    100           103
     5.800%, 09/01/00                    100           104
     6.200%, 09/01/03                    100           106
     6.400%, 09/01/05                    180           191
   Hayes Water & Sewer System, RB
     5.200%, 09/01/11                    260           247
   Holton, Electrical Systems,
     Ser 92-A, RB
     6.400%, 12/01/06                    150           161
     6.500%, 12/01/07                    150           161
   Hutchinson, Ser A, RB
     5.450%, 10/01/14                    125           121
     5.500%, 10/01/15                    135           130
   Hutchinson, Single Family
     Mortgage, Ser 92, RB
     6.500%, 12/01/09                    175           182
   Hutchinson, Water & Sewer,
     Ser 93, RB, AMBAC Insured
     6.850%, 12/01/05                    150           168
     5.000%, 12/01/11                    225           210
   Jackson County, Holton School
     Boards USD #336, Ser 92,
     Bank Qualified, G.O.
     6.200%, 10/01/07                    205           219
     6.300%, 10/01/08                    125           134
   Jefferson County, USD #340,
     G.O., CGIC Insured
     6.000%, 09/01/06                    300           317
     6.100%, 09/01/07                    320           338
     6.200%, 09/01/08                    330           348



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Johnson County, Blue Valley
     Recreation Commission,
     COP, Ser 91, G.O.
     6.000%, 10/01/97                 $  250      $    253
   Johnson County, G.O.
     6.800%, 09/01/99                  1,000         1,068
   Johnson County, Internal
     Improvement, Ser A, G.O.
     5.600%, 09/01/03                    200           209
   Johnson County, USD #229
     Blue Valley, Ser A, G.O.,
     Pre-Refunded @ 100 (A)
     6.500%, 10/01/12                    300           323
   Johnson County, USD #233
     Olathe, Ser 89-B, G.O.,
     Pre-Refunded @ 100 (A)
     7.000%, 03/01/03                    500           534
     7.000%, 09/01/03                    500           534
   Johnson County, USD #233,
     G.O., AMBAC Insured
     5.950%, 09/01/05                    500           524
   Johnson County, Water
     District #001, Ser 90-A, RB
     6.800%, 06/01/99                    250           264
     6.900%, 12/01/00                    250           272
     5.125%, 12/01/08                    250           245
     5.250%, 12/01/15                    500           463
     6.100%, 12/01/16                    250           253
   Junction City, Industrial
     Development, F.W. Woolworth, RB
     7.250%, 11/01/98                    190           191
   Junction City, Ser 00, Bank
     Qualified, G.O., AMBAC Insured
     6.200%, 09/01/06                    515           534
   Junction City, Water, Ser A, RB
     4.900%, 04/01/01                    205           206
     4.900%, 10/01/01                    210           211
   Kansas City, Community
     College Center, G.O., MBIA Insured
     6.000%, 05/15/10                    205           216
     6.125%, 05/15/11                    215           228
     6.125%, 05/15/12                    230           244
   Kansas City, Improvement Project,
     Ser B, MBIA Insured
     5.375%, 09/01/10                  1,500         1,487
   Kansas City, Sisters of Charity
     Health Hospital, RB
     4.850%, 08/01/97                    250           251
   Kansas City, Special Obligation (B)
     5.500%, 02/15/99                    500           514

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Kansas Rural Water Finance
     Authority, Revenue District # 13,
     Ser F, RB, Callable 06/01/01 @ 100
     5.900%, 06/01/11                 $  400        $  403
   Kansas Water Pollution Control
     Callable 05/01/03 @ 102
     5.750%, 05/01/14                    370           375
   Kansas State Department of
     Transportation Highway, RB
     5.000%, 03/01/04                    250           252
   Kansas State Department of
     Transportation Highway, Ser 92,
     RB, Pre-Refunded @ 102 (A)
     6.125%, 03/01/03                    500           536
     6.500%, 03/01/08                    750           818
   Kansas State Development
     Finance Authority, RB
     Callable 05/01/04 @ 101
     5.200%, 05/01/07                    120           121
     5.400%, 05/01/09                    135           136
     5.450%, 05/01/10                    100           101
     5.500%, 05/01/11                    100           101
     5.550%, 05/01/12                    100           101
   Kansas State Development
     Finance Authority, Storemont
     Vail Health Care, Ser F, RB,
     MBIA Insured
     5.800%, 11/15/16                    500           491
   Kansas State Development Finance
     Authority, Storemont
   Vail Health
     Care, Ser G, RB, MBIA Insured
     5.750%, 11/15/10                    500           500
   Kansas State Development Finance
     Authority, Department of
     Corrections El Dorado Project L,
     RB, MBIA Insured
     5.625%, 02/01/03                    250           255
   Kansas State Development Finance
     Authority, Kansas Board Regents
     Wichita, RB, AMBAC Insured
     5.125%, 06/01/06                    250           247
   Kansas State Development Finance
     Authority, Water Pollution
     Control, G.O.
     4.450%, 05/01/01                    355           358
   Kansas State Pollution Control, RB
     5.450%, 04/01/06                    500           499
   Kingman, Electric Utility &
     Distribution System, RB
     5.500%, 09/01/08                    250           243
   Kingman, Water & Sewer, Utility &
     Distribution System, RB
     6.125%, 09/01/15                    250           255

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


KANSAS TAX FREE INCOME PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Lawrence Hospital, RB
     4.850%, 07/01/97               $    250      $    250
   Lawrence Water & Sewer
     System, RB
     5.300%, 11/01/07                    315           313
     5.700%, 11/01/11                    395           392
   Lawrence, G.O.
     5.100%, 09/01/01                    220           223
   Lawrence, Ser 91-L, G.O.
     5.600%, 09/01/98                    175           180
   Leavenworth County, USD #449,
     Ser A, Bank Qualified, G.O.
     6.300%, 09/01/09                    150           152
     6.400%, 09/01/10                    160           163
     6.500%, 09/01/12                    125           128
     6.500%, 09/01/13                    100           102
   Leavenworth, Ser 91-A,
     Bank Qualified, G.O.
     5.700%, 09/01/97                    160           160
   Leavenworth, Ser B, G.O.
     5.050%, 09/01/00                    210           212
   Leawood, Ser 92-A, G.O.
     5.000%, 09/01/00                    300           305
     5.200%, 09/01/01                    250           255
     6.000%, 09/01/08                    135           141
   Leawood, Unlimited Tax, Ser B, G.O.
     5.000%, 09/01/10                    400           377
   Lindsborg Electric & Waterworks
     System, Callable 10/01/05 @ 100
     5.300%, 10/01/07                    105           105
     5.600%, 10/01/09                    120           120
   Lindsborg Electric & Waterworks
     System, RB
     5.000%, 10/01/05                    100           100
   Lindsborg Temp Nts. Ser A, G.O.
     Callable 06/01/97 @ 100
     4.750%, 06/01/98                    280           280
   Lyon County, Hospital Revenue,
     Ser 94, RB
     5.200%, 02/01/02                    115           111
     5.200%, 08/01/02                    250           240
     5.300%, 02/01/03                    100            96
   Lyon County, USD #253 Emponia, RB
     6.250%, 10/01/08                    250           262
   Manhattan, Unlimited Tax,
     Ser 89, G.O.
     5.850%, 11/01/02                    250           262
     6.300%, 11/01/11                    100           103
     6.300%, 11/01/12                    105           109
   Marion County, USD #411, RB
     5.300%, 04/01/13                    660           629


--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   McPherson County, USD #400
     Smoky Valley, G.O., FGIC Insured,
     Callable 12/01/05 @ 100
     5.200%, 12/01/10                 $  250        $  243
     5.250%, 12/01/12                    250           241
   McPherson, Electric Utility, RB,
     AMBAC Insured
     5.550%, 03/01/09                    550           548
   McPherson, Electric Utility-Capital
     Appreciation, RB, AMBAC Insured
     0.000%, 03/01/10                    520           209
   McPherson, Refunding &
     Improvement, Ser 115, G.O.
     5.000%, 11/01/06                    500           488
   Meade Industrial Development,
     Dekalb Agresearch Project, RB
     6.500%, 10/01/06                  1,000         1,103
   Miami County, USD #367, Ser A, G.O.
     5.850%, 09/01/13                    550           558
   Miami County, USD #368 Paola,
     Ser 92, G.O., AMBAC Insured
     6.500%, 12/01/05                    500           533
   Miami County, USD #416 Louisburg,
     Ser 92, G.O., AMBAC Insured
     6.000%, 09/01/02                    250           261
   Nemaha County, USD #441,
     Ser 92, G.O., AMBAC Insured
     5.400%, 03/01/02                    250           254
     5.750%, 03/01/07                    250           254
   Neosho County, USD #413, G.O.
     5.650%, 09/01/01                    260           270
   Newton, Waste Water Treatment
     System, Ser 92, Bank
     Qualified, RB
     5.750%, 03/01/99                    110           113
     6.000%, 03/01/00                    115           119
     6.200%, 03/01/01                    120           126
     6.400%, 03/01/02                    130           138
   Olathe & Labette County, GNMA
     Collateral Mortgage, Senior
     Ser 91-B, RB
     7.150%, 02/01/15                     55            58
   Olathe, Multi-Family Housing,
     Deerfield Apartments,
     Ser 94-A, RB
     5.500%, 06/01/04                    435           443
   Olathe, Sewer Improvement,
     Ser 84, G.O.
     4.600%, 10/01/99                    275           276



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Osborne, Ser 92, Bank
     Qualified, G.O.
     5.500%, 12/01/01                 $  135        $  137
     5.600%, 12/01/02                    140           141
     5.700%, 12/01/03                    150           151
     5.800%, 12/01/04                    155           156
   Ottawa, Waterworks & Electric
     Systems, Ser 91, RB,
     MBIA Insured
     6.150%, 12/01/00                    250           264
     6.250%, 12/01/01                    250           267
   Pawnee County, G.O., CGIC Insured
     5.100%, 09/01/04                    255           257
   Phillip County, USD #325, G.O.
     5.200%, 09/01/03                    100           102
     5.600%, 09/01/07                    155           158
   Pittsburg, Water & Sewer
     Systems, Ser 91-A, RB
     6.400%, 09/01/03                    105           111
     6.500%, 09/01/04                    110           116
   Pottawatomie County, USD #320
     Wamego, Ser 90, G.O.,
     AMBAC Insured
     6.600%, 10/01/02                    500           539
   Pratt, Electrical System, Ser 92,
     RB, AMBAC Insured
     6.600%, 11/01/07                    250           276
     6.000%, 11/01/12                    250           254
   Reno County, G.O.
     6.250%, 08/01/00                    685           706
   Reno County, Single Family
     Mortgage, Ser B, RB,
     Callable 09/01/01 @ 103
     8.700%, 09/01/11                    205           219
   Riley County Hospital, Ser A, RB
     4.750%, 09/01/98                    110           110
     5.000%, 09/01/99                    165           165
     5.150%, 09/01/00                    100           100
   Riley County, Ser 92,
     Bank Qualified, G.O.
     5.000%, 11/01/98                    335           338
   Riley County, Ser B, G.O.
     6.100%, 09/01/06                    110           116
     6.200%, 09/01/07                    110           117
     6.300%, 09/01/08                    110           117
     6.400%, 09/01/09                    110           117
   Salina County, Sales Tax, RB
     3.700%, 12/01/96                    100           100
   Salina, Internal Improvement
     Bonds, Ser P-240, G.O.
     4.900%, 10/01/96                    125           125
     5.500%, 10/01/99                    100           103

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000
--------------------------------------------------------------------------------
   Salina, Water & Sewer, RB,
     MBIA Insured
     5.000%, 09/01/07                 $  330        $  315
   Salina, Water & Sewer, RB
     6.700%, 10/01/99                    250           257
     6.750%, 10/01/00                    250           256
     6.850%, 10/01/02                    250           256
   Scott City, Water System, Ser A,
     Bank Qualified, G.O.
     5.250%, 09/01/04                    130           129
     5.400%, 09/01/05                    140           139
     5.600%, 09/01/06                    140           139
     5.700%, 09/01/07                    150           150
     5.800%, 09/01/08                    145           145
   Scott County, USD #466, Ser 93, G.O.
     5.375%, 09/01/06                    685           676
   Sedgwick & Shawnee County,
     GNMA Collateral Mortgage,
     Senior Ser 91-A, RB
     7.300%, 12/01/12                    610           640
   Sedgwick & Shawnee County,
     Single Family Housing, RB
     8.050%, 05/01/14                    440           489
   Sedgwick & Shawnee County,
     Single Family Mortgage, RB,
     Callable 11/01/04 @ 103
     7.800%, 05/01/14                    185           200
   Sedgwick & Shawnee County,
     Single Family Mortgage, RB
     5.250%, 11/01/04                    145           147
   Sedgwick County, Airport Facilities,
     Beech Aircraft, Ser 93, RB
     5.625%, 03/01/99                  1,000         1,026
   Sedgwick County, Ser B, G.O.
     4.050%, 08/01/98                    250           249
   Sedgwick County, USD #262,
     Valley Center, G.O.
     0.000%, 11/01/98                    100            91
   Sedgwick Temp Notes, Ser B,
     G.O. Callable 06/01/97 @ 100
     4.750%, 06/15/98                    250           250
   Seward County, Ser B, G.O.,
     AMBAC Insured
     6.000%, 08/15/08                    250           254
     6.000%, 08/15/13                    250           254
   Seward County, Single Family
     Mortgage, Ser B, RB
     8.000%, 05/01/11                    395           420
   Seward County, USD# 480, RB,
     Ser 92, MBIA Insured
     5.000%, 12/01/00                    500           503

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


KANSAS TAX FREE INCOME PORTFOLIO--CONCLUDED

--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Shawnee County, Ser B, G.O.,
     Callable 09/01/03 @100
     5.500%, 09/01/09                 $  250        $  250
     5.500%, 09/01/11                    250           248
   Shawnee County, Health Care
     Facilities, G.O., Callable
     08/15/05 @ 100
     5.150%, 08/15/10                    500           472
   Shawnee County, Ser 92-C, G.O.
     5.600%, 09/01/04                    500           513
   Shawnee County, Sisters Charity
     Leavenworth, RB
     4.700%, 12/01/04                    230           223
     5.000%, 12/01/10                    360           330
   Shawnee County, USD #345
     Seaman, G.O.
     7.200%, 09/01/98                    250           263
     5.750%, 09/01/98                    250           252
   Shawnee County, USD #437
     Auburn-Washburn, Ser 92,
     G.O., FGIC Insured
     6.250%, 03/01/03                    700           748
   Sumner County, Bridge
     Improvement Bonds, Ser 92,
     G.O., AMBAC Insured
     6.000%, 11/01/04                    435           457
     6.000%, 11/01/05                    250           263
   Thomas County, USD #315,
     Ser 93, G.O.
     4.200%, 09/01/01                    150           145
     4.300%, 09/01/02                    160           154
     4.400%, 09/01/03                    165           159
     4.600%, 09/01/04                    175           168
   Topeka Hospital, Storemont
     Vail Project, Ser 90-B, RB
     6.750%, 11/15/00                    500           540
   Topeka, Ser C, G.O.
     5.500%, 08/15/05                    250           253
   Wellington Electric & Water,
     Bank Qualified, RB,
     AMBAC Insured
     7.050%, 05/01/06                    250           284
     6.250%, 05/01/12                    250           258
   Wichita, Hospital Facility,
     St. Joseph Rehabilitation
     Center, RB (B)
     6.000%, 07/01/04                  1,245         1,301
   Wichita, Single Family Mortgage,
     Ser B, RB, Callable 07/01/98 @ 100
     7.100%, 09/01/09                    380           394
   Wichita, Kansas, Multi-Family
     Housing, RB
     5.900%, 12/01/16                    660           648



--------------------------------------------------------------------------------
                                      FACE
                                  AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Wichita, Water & Sewer
     Improvement, Ser B, RB,
     FGIC Insured
     5.600%, 10/01/05                 $  750      $    762
   Winfield, Sales Tax, RB, Callable
     09/01/03 @ 100
     5.100%, 09/01/06                    100            98
     5.250%, 09/01/07                    100            98
     5.400%, 09/01/08                    100            97
   Wyandotte County, G.O.
     7.000%, 09/01/05                    415           435
   Wyandotte County, USD #203
     Piper, G.O.
     5.750%, 09/01/03                    140           142
     5.900%, 09/01/04                    295           298
     6.600%, 09/01/13                    500           507

                                                  --------
                                                    69,090
                                                  --------
GUAM -- 1.1%
   Guam Government Highway
     Bonds, Ser A, G.O., CGIC Insured
     5.100%, 05/01/97                    250           252
     5.500%, 05/01/99                    200           206
     6.300%, 05/01/12                    100           105
   Guam Government, Ser A, G.O.
     5.900%, 09/01/05                    250           250
                                                  --------
                                                       813
                                                  --------
PUERTO RICO -- 1.4%
   Puerto Rico Commonwealth
     Highway and Transportation
     Authority, RB
     5.000%, 07/01/02                    500           502
   Puerto Rico Public Buildings,
     Series I, RB, Callable
     07/01/99 @ 100
     6.000%, 07/01/12                    500           498
                                                  --------
                                                     1,000
                                                  --------
Total Municipal Bonds
   (Cost $69,752)                                   70,903
                                                  --------

CASH EQUIVALENT -- 2.1%
   Dreyfus Tax Exempt
     Money Market Fund                 1,512         1,512
                                                  --------
Total Cash Equivalent
   (Cost $1,512)                                     1,512
                                                  --------
Total Investments -- 100.5%
   (Cost $71,264)                                   72,415
                                                  --------
OTHER ASSETS AND LIABILITIES, NET-- (0.5%)            (349)
                                                  --------

--------------------------------------------------------------------------------

                                                VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
  authorization -- no par value) based on
  6,857,687 outstanding shares of
  beneficial interest                              $70,596
Undistributed Net Investment Income                    322
Accumulated Net Realized Loss
   on Investments                                       (3)
Net Unrealized Appreciation on Investments           1,151
                                                  --------
Total Net Assets--100.0%                           $72,066
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A            $ 10.51
                                                  ========


AMBAC    AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CGIC     CAPITAL GUARANTY INSURANCE CORPORATION
COP      CERTIFICATE OF PARTICIPATION
FGIC     FINANCIAL GUARANTY INSURANCE COMPANY
GNMA     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO       GENERAL OBLIGATION
MBIA     MUNICIPAL BOND INVESTORS ASSURANCE
RB       REVENUE BOND
SER      SERIES
USD      UNIFIED SCHOOL DISTRICT
(A) PRE-REFUNDED SECURITY--THE MATURITY DATE REPORTED ON THE
    STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
(B) SECURITY IS ESCROWED TO MATURITY

STATEMENT OF OPERATIONS (000)
================================================================================
SEI TAX EXEMPT TRUST -- FOR THE YEAR ENDED AUGUST 31, 1996


                                 ---------  ----------  -----------  -----------  -----------  ------------  ------------  ---------
                                            CALIFORNIA   BAINBRIDGE                            INTERMEDIATE-                KANSAS
                                               TAX          TAX      INSTITUTION PENNSYLVANIA     TERM       PENNSYLVANIA  TAX FREE
                                 TAX FREE     EXEMPT      EXEMPT      TAX FREE     TAX FREE      MUNICIPAL     MUNICIPAL    INCOME
                                 PORTFOLIO  PORTFOLIO   PORTFOLIO(2)  PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO
                                 ---------  ----------  -----------  -----------  -----------  ------------  ------------  ---------
INVESTMENT INCOME:
   Interest Income                $ 13,091   $ 13,944    $  1,592     $ 31,291     $  1,120     $  5,589      $  5,726     $  3,720
                                  --------   --------    --------     --------     --------     --------      --------     --------
EXPENSES:
   Management Fees                   1,257        886         148        2,980          110          353           357          101
   Waiver of Management Fees          (158)      (305)        (82)      (1,282)         (43)         (74)         (172)        --
   Investment Advisory Fees            137        151          16          325           12          254           204          202
   Waiver of Investment
     Advisory Fees                    --         --          --           --           --           --              (2)        (202)
   Custodian/Wire Agent Fees            47         52           9          107            4           20            16           11
   Professional Fees                    39         44           2           85            5           13            12            9
   Pricing Fees                          6          7           1           14         --              2             3            2
   Registration Fees                    37         36          12           74            3           11            10            6
   Trustee Fees                         11         11           1           25            1            3             3            2
   Distribution Fees (1)               150      1,860        --            439           11           41            43         --
   Printing Fees                        37         30           1           43            3         --              12            7
   Amortization of Deferred
     Organizational Costs             --         --            13         --           --           --            --              2
   Insurance Fees                        5          5           2           11         --              1             2            1
   Other Expenses                        3          3        --              8         --              1             1         --
                                  --------   --------    --------     --------     --------     --------      --------     --------
   Total Expenses                    1,571      2,780         123        2,829          106          625           489          141
                                  --------   --------    --------     --------     --------     --------      --------     --------
NET INVESTMENT INCOME               11,520     11,164       1,469       28,462        1,014        4,964         5,237        3,579
                                  --------   --------    --------     --------     --------     --------      --------     --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   Net Realized Gain (Loss)
     on Investments                     18         (5)         27           39          (14)       1,014         2,349          132
   Net Change in Unrealized
     Depreciation of Investments      --          --          --           --           --        (1,920)       (3,618)        (903)
                                  --------   --------    --------     --------     --------     --------      --------     --------
   Net Realized and Unrealized
     Gain (Loss) on Investments         18         (5)         27           39          (14)        (906)       (1,269)        (771)
                                  --------   --------    --------     --------     --------     --------      --------     --------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS      $ 11,538   $ 11,159    $  1,496     $ 28,501     $  1,000     $  4,058      $  3,968     $  2,808
                                  ========   ========    ========     ========     ========     ========      ========     ========



 1 INCLUDES CLASS SPECIFIC DISTRIBUTION AND SHAREHOLDER SERVICING EXPENSES. 2 THE BAINBRIDGE TAX EXEMPT PORTFOLIO CLOSED ON DECEMBER 15, 1995

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52 & 53

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
SEI TAX EXEMPT TRUST -- FOR THE YEAR ENDED AUGUST 31,

                                         --------------------   ------------------   -------------------  ---------------------
                                                                                          BAINBRIDGE           INSTITUTIONAL
                                                 TAX               CALIFORNIA                TAX                   TAX
                                                 FREE              TAX EXEMPT               EXEMPT                 FREE
                                               PORTFOLIO              PORTFOLIO           PORTFOLIO1            PORTFOLIO
                                         ---------------------  -------------------  -------------------  ---------------------
                                           1996        1995       1996       1995       1996     1995        1996       1995
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
INVESTMENT ACTIVITIES:
Net Investment Income                    $   11,520 $   11,420  $  11,164  $ 10,554   $  1,469  $  5,952  $   28,462  $ 31,315

   Net Realized Gain (Loss) from
     Security Transactions                       18         (5)        (5)       --         27         4          39        (4)
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investment Securities                    --         --        --         --         --       --          --          --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Net Increase in Net Assets
     Resulting from Operations               11,538     11,415     11,159    10,554      1,496    5,956       28,501     31,311
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                                (11,513)   (11,398)    (1,471)  (1,158)    (1,502)    (5,950)    (27,624)   (30,581)
     Class B                                     --         --         --     (170)        --         --        (596)      (724)
     Class C                                     --         --         --       --         --         --        (248)        --
     Class D                                     (4)       (23)        --       --         --         --          --         --
     Class G(2)                                  --         --     (9,727)  (9,226)        --         --          --         --
   Net Capital Gains
     Class A                                     --         --         --       (1)        --          --         --         --
     Class B                                     --         --         --       --         --          --         --         --
     Class C                                     --         --         --       --         --          --         --         --
     Class D                                     --         --         --       --         --          --         --         --
     Class G(2)                                  --         --         --       (8)        --          --         --         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Distributions                   (11,517)   (11,421)   (11,198)  (10,563)    (1,502)   (5,950)    (28,468)   (31,305)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
TRANSACTIONS:
   Class A:
     Proceeds from Shares Issued          1,426,417  1,502,741    232,581   193,641     29,983   256,460   4,958,411  5,130,777
     Reinvestment of Cash Distributions         357         74         55         8         --        --         776      1,645
     Cost of Shares Redeemed             (1,464,041)(1,483,956)  (218,860) (194,711)  (179,210) (268,046) (4,912,703)(5,179,065)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Class A Share Transactions      (37,267)    18,859     13,776    (1,062)  (149,227)  (11,586)     46,484    (46,643)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Class B(2):
     Proceeds from Shares Issued                 --        --          --    41,150         --        --      69,063     77,163
     Reinvestment of Cash Distributions          --        --          --        --         --        --          58         69
     Cost of Shares Redeemed                     --         --         --   (44,406)        --        --     (70,053)   (83,875)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Class B Share Transactions           --         --         --    (3,256)        --        --        (932)    (6,643)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Class C:
     Proceeds from Shares Issued                 --         --         --        --         --        --      82,543         --
     Reinvestment of Cash Distributions          --         --         --        --         --        --          --         --
     Cost of Shares Redeemed                     --         --         --        --         --        --     (63,337)        --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Class C Share Transactions           --         --         --        --         --        --      19,206         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Class D(3):
     Proceeds from Shares Issued              1,615      4,827         --        --         --        --          --         --
     Reinvestment of Cash Distributions          --         --         --        --         --        --          --         --
     Cost of Shares Redeemed                 (1,881)    (4,555)        --        --         --        --          --         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Class D Share Transactions         (266)       272         --        --         --        --          --         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Class G(4):
     Proceeds from Shares Issued                 --         --    744,985   675,735         --        --          --         --
     Reinvestment of Cash Distributions          --         --      8,087     6,682         --        --          --         --
     Cost of Shares Redeemed                     --         --   (730,352) (672,528)        --        --          --         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Class G Share Transactions           --         --     22,720     9,889         --        --          --         --
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   Increase (Decrease) in Net Assets
      from Share Transactions               (37,533)    19,131     36,496     5,571   (149,227)  (11,586)     64,758    (53,286)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
      Total Increase (Decrease)
         in Net Assets                      (37,512)    19,125     36,457     5,562   (149,233)  (11,580)     64,791    (53,280)
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------

NET ASSETS:
   Beginning of period                      377,424    358,299    358,956   353,394    149,233   160,813     803,961    857,241
                                         ---------- ----------  --------- ---------  --------- ---------  ---------- ----------
   End of period                         $  339,912 $  377,424  $ 395,413 $ 358,956  $      -- $ 149,233  $  868,752 $  803,961
                                         ========== ==========  ========= =========  ========= =========  ========== ==========

                                          -------------------  -------------------  -------------------  -------------------
                                             PENNSYLVANIA         INTERMEDIATE-                               KANSAS
                                                 TAX                  TERM             PENNSYLVANIA          TAX FREE
                                                 FREE               MUNICIPAL            MUNICIPAL            INCOME
                                               PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
                                          -------------------  -------------------  -------------------  -------------------
                                            1996      1995       1996      1995      1996       1995       1996       1995
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
INVESTMENT ACTIVITIES:
Net Investment Income                     $   1,014  $    733   $  4,964  $  5,258   $  5,237 $   5,733  $   3,579  $  3,420

   Net Realized Gain (Loss) from
     Security Transactions                      (14)       (1)     1,014    (1,478)     2,349      (311)       132      (121)
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investment Securities                    --       --      (1,920)    3,053     (3,618)    1,299       (903)    1,095
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   Net Increase in Net Assets
     Resulting from Operations                1,000       732      4,058     6,833      3,968     6,721      2,808     4,394
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                                 (1,013)     (733)    (5,335)   (5,340)    (5,686)   (5,837)    (3,544)   (3,407)
     Class B                                     --        --         --        --         --        --         --        --
     Class C                                     --        --         --        --         --        --         --        --
     Class D                                     --        --        (17)      (41)        --        --         --        --
     Class G(2)                                  --        --         --        --         --        --         --        --
   Net Capital Gains
     Class A                                     --        --         --       (15)        --        (4)        --        --
     Class B                                     --        --         --        --         --        --         --        --
     Class C                                     --        --         --        --         --        --         --        --
     Class D                                     --        --         --        --         --        --         --        --
     Class G(2)                                  --        --         --        --         --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Distributions                    (1,013)     (733)    (5,352)   (5,396)    (5,686)   (5,841)    (3,544)   (3,407)
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
TRANSACTIONS:
   Class A:
     Proceeds from Shares Issued            209,781   126,868     73,397    41,823     14,469     9,245     18,206    10,341
     Reinvestment of Cash Distributions          60        14      1,360     1,102        171       153         --        --
     Cost of Shares Redeemed               (192,915) (119,535)   (34,549)  (76,186)   (19,788)  (31,265)   (11,238)   (7,840)
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Class A Share Transactions       16,926     7,347     40,208   (33,261)    (5,148)  (21,867)     6,968     2,501
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   Class B(2):
     Proceeds from Shares Issued                 --        --         --        --         --        --         --        --
     Reinvestment of Cash Distributions          --        --         --        --         --        --         --        --
     Cost of Shares Redeemed                     --        --         --        --         --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Class B Share Transactions           --        --         --        --         --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   Class C:
     Proceeds from Shares Issued                  --        --         --        --         --        --         --       --
     Reinvestment of Cash Distributions           --        --         --        --         --        --         --       --
     Cost of Shares Redeemed                      --        --         --        --         --        --         --       --
                                           --------- ---------  --------- ---------  --------- ---------  --------- --------
      Total Class C Share Transactions            --        --         --        --         --        --         --       --
                                           --------- ---------  --------- ---------  --------- ---------  --------- --------
   Class D(3):
     Proceeds from Shares Issued                 --        --          1        26         --        --         --        --
     Reinvestment of Cash Distributions          --        --         11        37         --        --         --        --
     Cost of Shares Redeemed                     --        --       (586)     (630)        --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Class D Share Transactions           --        --       (574)     (567)        --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   Class G(4):
     Proceeds from Shares Issued                 --        --        --         --         --        --         --        --
     Reinvestment of Cash Distributions          --        --        --         --         --        --         --        --
     Cost of Shares Redeemed                     --        --        --         --         --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Class G Share Transactions           --        --        --         --         --        --         --        --
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   Increase (Decrease) in Net Assets
      from Share Transactions                16,926     7,347     39,634   (33,828)    (5,148)  (21,867)     6,968     2,501
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
      Total Increase (Decrease)
         in Net Assets                       16,913     7,346     38,340   (32,391)    (6,866)  (20,987)     6,232     3,488
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
NET ASSETS:
   Beginning of period                       26,058    18,712     96,223   128,614    104,094   125,081     65,834    62,346
                                          --------- ---------  --------- ---------  --------- ---------  --------- ---------
   End of period                          $  42,971 $  26,058  $ 134,563 $  96,223  $  97,228 $ 104,094  $  72,066 $  65,834
                                          ========= =========  ========= =========  ========= =========  ========= =========

   1 THE BAINBRIDGE TAX EXEMPT PORTFOLIO CLOSED ON DECEMBER 15, 1995
   2 ON JULY 12, 1995, CALIFORNIA TAX EXEMPT PORTFOLIO CLASS B CLOSED.
   3 ON JUNE 30, 1996, INTERMEDIATE-TERM MUNICIPAL PORTFOLIO CLASS D CLOSED. 4 ON MAY 1, 1996, THE CALIFORNIA TAX EXEMPT PORTFOLIO CLASS C SHARES WERE
     REDESIGNATED CLASS G SHARES.

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

54 & 55

FINANCIAL HIGHLIGHTS
================================================================================
SEI TAX EXEMPT TRUST


FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                                                NET REALIZED
                   INVESTMENT                                       AND
            NET    ACTIVITIES         DISTRIBUTIONS              UNREALIZED
           ASSET   ---------- -------------------------------  GAIN (LOSS) ON
           VALUE,     NET        NET        NET                  INVESTMENTS
         BEGINNING INVESTMENT INVESTMENT REALIZED    TOTAL       AND CAPITAL
         OF PERIOD   INCOME    INCOME      GAIN  DISTRIBUTIONS  TRANSACTIONS
--------------------------------------------------------------------------------
------------------
TAX FREE PORTFOLIO
------------------
  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $1.00   $0.033   $(0.033)      --      $(0.033)          --
  1995       1.00    0.034    (0.034)      --       (0.034)          --
  1994       1.00    0.022    (0.022)      --       (0.022)          --
  1993       1.00    0.022    (0.023)      --       (0.023)          --
  1992       1.00    0.033    (0.033)      --       (0.033)          --
  1991       1.00    0.047    (0.047)      --       (0.047)          --
  1990 (1)   1.00    0.032    (0.032)      --       (0.032)          --
  FOR THE YEARS ENDED JANUARY 31,:
  1990      $1.00   $0.059   $(0.059)      --      $(0.059)          --
  1989       1.00    0.049    (0.049)      --       (0.049)          --
  1988       1.00    0.042    (0.042)      --       (0.042)          --
  1987       1.00    0.041    (0.041)      --       (0.041)          --
  1986       1.00    0.051    (0.051)      --       (0.051)          --
  1985       1.00    0.058    (0.058)      --       (0.058)          --
  CLASS D
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $1.00   $0.030   $(0.030)      --      $(0.030)          --
  1995(2)    1.00    0.026    (0.026)      --       (0.026)          --

-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $1.00   $0.034   $(0.034)     --      $(0.034)          --
  1995       1.00    0.033    (0.033)     --       (0.033)          --
  1994       1.00    0.023    (0.023)     --       (0.023)          --
  1993       1.00    0.024    (0.024)     --       (0.024)          --
  1992       1.00    0.034    (0.034)     --       (0.034)          --
  1991       1.00    0.047    (0.047)     --       (0.047)          --
  1990 (3)   1.00    0.016    (0.016)     --       (0.016)          --
  CLASS G***
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $1.00   $0.028   $(0.028)     --      $(0.028)          --
  1995       1.00    0.029    (0.029)     --       (0.029)          --
  1994(4)    1.00    0.006    (0.006)     --       (0.006)          --

-------------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996(5)   $1.00   $0.011   $(0.011)    --      $(0.011)          --
  1995       1.00    0.036    (0.036)    --       (0.036)          --
  1994       1.00    0.025    (0.025)    --       (0.025)          --
  1993(6)    1.00    0.019    (0.019)    --       (0.019)          --


                                                                              RATIO OF
                                                                                NET
                                                        RATIO                INVESTMENT
                                                     OF EXPENSES   RATIO OF   INCOME TO
                                                      TO AVERAGE     NET       AVERAGE
               NET                NET      RATIO OF   NET ASSETS  INVESTMENT  NET ASSETS
           ASSET VALUE,        ASSETS,END  EXPENSES   EXCLUDING    INCOME TO   EXCLUDING   PORTFOLIO
               END      TOTAL  OF PERIOD  TO AVERAGE    FEE        AVERAGE       FEE        TURNOVER
            OF PERIOD   RETURN   (000)    NET ASSETS   WAIVERS    NET ASSETS   WAIVERS       RATE
-----------------------------------------------------------------------------------------------------
------------------
TAX FREE PORTFOLIO
------------------
  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00     3.35%   $339,906     0.45%      0.50%       3.30%       3.25%         --
  1995          1.00     3.48%    377,152     0.45%      0.51%       3.43%       3.37%         --
  1994          1.00     2.20%    358,299     0.45%      0.53%       2.17%       2.09%         --
  1993          1.00     2.29%    414,975     0.45%      0.53%       2.24%       2.16%         --
  1992          1.00     3.32%    293,982     0.45%      0.55%       3.30%       3.20%         --
  1991          1.00     4.81%    343,300     0.37%      0.55%       4.70%       4.52%         --
  1990(1)       1.00     3.20%+   356,814     0.45%*     0.56%*      5.46%*      5.35%*        --
  FOR THE YEARS ENDED JANUARY 31,:
  1990         $1.00     5.97%   $464,389     0.54%      0.59%       5.90%       5.85%         --
  1989          1.00     4.98%    790,629     0.46%      0.58%       4.90        4.78%         --
  1988          1.00     4.34%    938,484     0.53%      0.54%       4.20%       4.19%         --
  1987          1.00     4.31%  1,143,083     0.56%      0.56%       4.10%       4.10%         --
  1986          1.00     5.21%    503,891     0.57%      0.57%       5.10%       5.10%         --
  1985          1.00     5.86%    263,325     0.58%      0.60%       5.80%       5.78%         --
  CLASS D
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00     2.99%   $      6     0.80%      0.88%       3.18%       3.10%         --
  1995(2)       1.00     2.68%+       272     0.80%*     0.86%*      3.13%*      3.07%*        --

-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00     3.41%   $ 44,729      0.28%    0.36%        3.33%       3.25%         --
  1995          1.00     3.49%     30,921      0.28%    0.42%        3.43%       3.29%         --
  1994          1.00     2.32%     32,015      0.27%    0.38%        2.28%       2.17%         --
  1993          1.00     2.41%    540,285      0.28%    0.37%        2.37%       2.28%         --
  1992          1.00     3.44%    445,936      0.28%    0.38%        3.34%       3.24%         --
  1991          1.00     4.92%    376,653      0.28%    0.40%        4.74%       4.62%         --
  1990 (3)      1.00     1.81%+   275,095      0.28%    0.51%        5.27%       5.04%         --
  CLASS G***
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00     2.90%   $350,684      0.78%    0.86%        2.84%       2.76%         --
  1995          1.00     2.97%    328,035      0.78%    0.93%        2.93%       2.78%         --
  1994(4)       1.00     2.14%*   318,122      0.67%*   0.87%*       2.06%*      1.86%*        --

-------------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996(5)     $1.00       3.14%*        --     0.30%    0.50%        3.56%       3.36%        --
  1995         1.00       3.69%   $149,233     0.30%    0.46%        3.62%       3.46%        --
  1994         1.00       2.52%    160,813     0.30%    0.47%        2.49%       2.32%        --
  1993(6)      1.00       1.95%+   160,058     0.30%*   0.48%*       2.39%*      2.21%*       --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                   NET REALIZED
                      INVESTMENT                                       AND
               NET    ACTIVITIES         DISTRIBUTIONS              UNREALIZED
              ASSET   ---------- -------------------------------  GAIN (LOSS) ON
              VALUE,     NET        NET        NET                  INVESTMENTS
            BEGINNING INVESTMENT INVESTMENT REALIZED    TOTAL       AND CAPITAL
            OF PERIOD   INCOME    INCOME      GAIN  DISTRIBUTIONS  TRANSACTIONS
--------------------------------------------------------------------------------


--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996        $1.00    $0.035    $(0.035)      --    $(0.035)           --
  1995         1.00     0.036     (0.036)      --     (0.036)           --
  1994         1.00     0.025     (0.025)      --     (0.025)           --
  1993         1.00     0.026     (0.026)      --     (0.026)           --
  1992         1.00     0.036     (0.036)      --     (0.036)           --
  1991         1.00     0.049     (0.049)      --     (0.049)           --
  1990(1)      1.00     0.033     (0.033)      --     (0.033)           --
  FOR THE YEARS ENDED JANUARY 31,:
  1990        $1.00    $0.059    $(0.059)      --    $(0.059)           --
  1989         1.00     0.048     (0.048)      --     (0.048)           --
  1988         1.00     0.042     (0.042)      --     (0.042)           --
  1987         1.00     0.041     (0.041)      --     (0.041)           --
  1986         1.00     0.050     (0.050)      --     (0.050)           --
  1985         1.00     0.056     (0.056)      --     (0.056)           --
  CLASS B
  FOR THE YEARS ENDED AUGUST 31,:
  1996        $1.00    $0.032    $(0.032)      --    $(0.032)           --
  1995         1.00     0.033     (0.033)      --     (0.033)           --
  1994         1.00     0.022     (0.022)      --     (0.022)           --
  1993         1.00     0.023     (0.023)      --     (0.023)           --
  1992         1.00     0.033     (0.033)      --     (0.033)           --
  1991(7)      1.00     0.038     (0.038)      --     (0.038)           --
  CLASS C
  FOR THE YEAR ENDED AUGUST 31,:
  1996(8)     $1.00    $0.029    $(0.029)      --    $(0.029)           --

-------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996        $1.00    $0.034    $(0.034)      --    $(0.034)           --
  1995         1.00     0.035     (0.035)      --     (0.035)           --
  1994(9)      1.00     0.014     (0.014)      --     (0.014)           --


-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996       $10.59    $0.49     $(0.53)       --    $(0.53)         $(0.10)
  1995        10.36     0.52      (0.52)       --     (0.52)           0.23
  1994        10.84     0.49      (0.49)    $(0.06)   (0.55)          (0.42)
  1993        10.49     0.49      (0.50)     (0.02)   (0.52)           0.38
  1992        10.20     0.56      (0.54)     (0.01)   (0.55)           0.28
  1991         9.98     0.61      (0.63)       --     (0.63)           0.24
  1990(1      10.01     0.38      (0.37)       --     (0.37)          (0.04)
  FOR THE YEAR ENDED JANUARY 31,:
  1990(1)    $10.00    $0.21     $(0.16)   $(0.002)  $(0.16)         $(0.04)
  CLASS D
  FOR THE YEARS ENDED AUGUST 31,:
  1996(14)   $10.59    $0.38     $(0.41)       --    $(0.41)         $(0.10)
  1995        10.36     0.48      (0.48)       --     (0.48)           0.23
  1994(11)**  10.90     0.45      (0.42)    $(0.06)   (0.48)          (0.51)

                                                                              RATIO OF
                                                                                NET
                                                        RATIO                INVESTMENT
                                                     OF EXPENSES   RATIO OF   INCOME TO
                                                      TO AVERAGE     NET       AVERAGE
               NET                NET      RATIO OF   NET ASSETS  INVESTMENT  NET ASSETS
           ASSET VALUE,        ASSETS,END  EXPENSES   EXCLUDING    INCOME TO   EXCLUDING   PORTFOLIO
               END      TOTAL  OF PERIOD  TO AVERAGE    FEE        AVERAGE       FEE        TURNOVER
            OF PERIOD   RETURN   (000)    NET ASSETS   WAIVERS    NET ASSETS   WAIVERS       RATE
-----------------------------------------------------------------------------------------------------

--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00   3.52%   $835,388       0.33%    0.49%        3.46%        3.30%        --
  1995          1.00   3.70%    788,877       0.33%    0.52%        3.64%        3.45%        --
  1994          1.00   2.51%    835,516       0.33%    0.50%        2.48%        2.31%        --
  1993          1.00   2.59%    763,040       0.33%    0.49%        2.55%        2.39%        --
  1992          1.00   3.66%    623,689       0.33%    0.51%        3.54%        3.36%        --
  1991          1.00   5.20%    448,390       0.33%    0.53%        4.91%        4.71%        --
  1990(1)       1.00   3.32%+   226,658       0.33%*   0.56%*       5.64%*       5.41%*       --
  FOR THE YEARS ENDED JANUARY 31,:
  1990         $1.00   6.11%   $177,342       0.52%    0.60%        5.90%        5.82%        --
  1989          1.00   5.05%     99,774       0.55%    0.57%        4.80%        4.78%        --
  1988          1.00   4.28%    223,653       0.55%    0.56%        4.20%        4.19%        --
  1987          1.00   4.23%    255,147       0.55%    0.56%        4.10%        4.09%        --
  1986          1.00   5.11%    198,761       0.57%    0.57%        5.00%        5.00%        --
  1985          1.00   5.71%    162,676       0.57%    0.59%        5.60%         5.58%       --
  CLASS B
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00   3.21%   $ 14,156       0.63%    0.80%        3.16%         2.99%       --
  1995          1.00   3.39%     15,084       0.63%    0.82%        3.32%         3.13%       --
  1994          1.00   2.21%     21,725       0.63%    0.81%        2.31%         2.13%       --
  1993          1.00   2.29%      3,040       0.63%    0.79%        2.22%         2.06%       --
  1992          1.00   3.35%        686       0.63%    0.81%        3.22%         3.04%       --
  1991(7)       1.00   3.89%+     1,515       0.63%*   0.84%*       4.34%*        4.13%*      --
  CLASS C
  FOR THE YEAR ENDED AUGUST 31,:
  1996(8)      $1.00  $2.92%+  $ 19,208       0.83%*   0.96%*       2.89%*        2.76%*      --


-------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO
-------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996         $1.00   3.40%   $ 42,971       0.35%    0.49%        3.33%         3.19%      --
  1995          1.00   3.60%     26,058       0.35%    0.51%        3.54%         3.38%      --
  1994(9)       1.00   2.37%*    18,712       0.35%*   0.65%*       2.37%*        2.07%*     --


-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996        $10.45   3.76%  $134,563        0.59%   0.66%         4.66%         4.59%   40.66%
  1995         10.59   7.53%    95,675        0.55%   0.72%         4.96%         4.79%   36.05%
  1994         10.36   0.65%   127,509        0.53%   0.71%         4.65%         4.47%   58.39%
  1993         10.84   8.62%   122,649        0.55%   0.69%         4.79%         4.65%   63.04%
  1992         10.49   8.56%    63,210        0.55%   0.71%         5.56%         5.40%   61.56%
  1991         10.20   8.82%    36,699        0.55%   0.78%         6.18%         5.95%  111.82%
  1990(1        9.98   3.44%+   12,781        0.55%*  0.90%*        6.63%*        6.28%*  63.45%
  FOR THE YEAR ENDED JANUARY 31,:
  1990(1)     $10.01   1.72%+ $  9,106        0.56%*  1.36%*        5.80%*        5.00%* 352.00%
  CLASS D
  FOR THE YEARS ENDED AUGUST 31,:
  1996(14)    $10.46   3.22%*      --         0.98%   1.08%         4.26%         4.16%   40.66%
  1995         10.59   7.11%  $   548         0.95%   1.12%         4.57%         4.40%   36.05%
  1994(11)**   10.36  (0.93%)*  1,105         0.93%*  1.07%*        4.34%*        4.20%*  58.39%

FINANCIAL HIGHLIGHTS (concluded)
================================================================================

SEI TAX EXEMPT TRUST


FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                                                   NET REALIZED
                      INVESTMENT                                       AND
               NET    ACTIVITIES         DISTRIBUTIONS              UNREALIZED
              ASSET   ---------- -------------------------------  GAIN (LOSS) ON
              VALUE,     NET        NET        NET                  INVESTMENTS
            BEGINNING INVESTMENT INVESTMENT REALIZED    TOTAL       AND CAPITAL
            OF PERIOD   INCOME    INCOME      GAIN  DISTRIBUTIONS  TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996       $10.66    $0.55     $(0.59)       --     $(0.59)        $(0.14)
  1995        10.52     0.55      (0.55)       --      (0.55)          0.14
  1994        10.94     0.53      (0.53)       --      (0.53)         (0.42)
  1993        10.59     0.55      (0.55)   $ (0.01)    (0.56)          0.36
  1992        10.29     0.57      (0.57)     (0.01)    (0.58)          0.31
  1991         9.95     0.60      (0.60)    (0.003)    (0.60)          0.34
  1990(1)      9.98     0.34      (0.34)       --      (0.34)         (0.03)
  FOR THE YEARS ENDED JANUARY 31,:
  1990(12)   $10.00    $0.28     $(0.23)   $(0.001)   $(0.23)        $(0.07)

--------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
--------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996       $10.63    $0.56     $(0.56)       --     $(0.56)        $(0.12)
  1995        10.47     0.57      (0.57)       --      (0.57)          0.16
  1994        10.91     0.57      (0.57)    $(0.02)    (0.59)         (0.42)
  1993        10.50     0.58      (0.58)     (0.05)    (0.63)          0.46
  1992        10.13     0.60      (0.59)     (0.01)    (0.60)          0.37
  1991(13)    10.00     0.42      (0.37)       --      (0.37)          0.08



                                                                              RATIO OF
                                                                                NET
                                                        RATIO                INVESTMENT
                                                     OF EXPENSES   RATIO OF   INCOME TO
                                                      TO AVERAGE     NET       AVERAGE
               NET                NET      RATIO OF   NET ASSETS  INVESTMENT  NET ASSETS
           ASSET VALUE,        ASSETS,END  EXPENSES   EXCLUDING    INCOME TO   EXCLUDING   PORTFOLIO
               END      TOTAL  OF PERIOD  TO AVERAGE    FEE        AVERAGE       FEE        TURNOVER
            OF PERIOD   RETURN   (000)    NET ASSETS   WAIVERS    NET ASSETS   WAIVERS       RATE
---------------------------------------------------------------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------

  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $10.48     3.96%   $ 97,228     0.48%      0.65%        5.15%       4.98%       65.75%
  1995       10.66     6.81%    104,094     0.48%      0.72%        5.21%       4.97%       22.62%
  1994       10.52     1.14%    125,081     0.47%      0.71%        4.90%       4.66%       25.13%
  1993       10.94     8.91%    153,808     0.48%      0.70%        5.15%       4.93%       15.26%
  1992       10.59     8.89%    114,461     0.48%      0.72%        5.52%       5.28%       10.54%
  1991       10.29     9.80%     83,054     0.50%      0.73%        5.98%       5.75%       19.17%
  1990(1)     9.95     3.12%+    64,531     0.60%*     0.80%*       5.88%*      5.68%*      20.35%
  FOR THE YEARS ENDED JANUARY 31,:
  1990(12)   $9.98     2.11%+  $ 53,042     0.60%*     0.86%*       6.05%*      5.79%*      10.00%


--------------------------------------------------------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------
  CLASS A
  FOR THE YEARS ENDED AUGUST 31,:
  1996      $10.51     4.23%  $ 72,066      0.21%     0.51%         5.31%       5.01%       12.71%
  1995       10.63     7.23%    65,834      0.21%     0.51%         5.47%       5.17%       17.60%
  1994       10.47     1.41%    62,346      0.21%     0.54%         5.36%       5.03%       10.57%
  1993       10.91    10.38%    58,197      0.21%     0.51%         5.56%       5.26%       23.04%
  1992       10.50     9.78%    45,609      0.22%     0.52%         5.87%       5.57%       12.69%
  1991(13)   10.13     5.12%+   29,242      0.31%*    0.61%*        5.85%*      5.55%*      21.82%



 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON THE CLASS D. *** ON MAY 1,
    1996, CLASS C SHARES WERE REDESIGNATED CLASS G SHARES.
 +  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 1  IN AUGUST 1990, THE TRUSTEES CHANGED THE FISCAL YEAR END OF THE TRUST FROM JANUARY 31 TO AUGUST 31.
 2  THE TAX FREE PORTFOLIO--CLASS D COMMENCED OPERATIONS ON NOVEMBER 1, 1994.
 3  THE CALIFORNIA TAX EXEMPT PORTFOLIO--CLASS A COMMENCED OPERATIONS ON MAY 14, 1990.
 4  THE CALIFORNIA TAX EXEMPT PORTFOLIO--CLASS C COMMENCED OPERATIONS ON MAY 11, 1994.
 5  THE BAINBRIDGE TAX EXEMPT PORTFOLIO--CLASS A CLOSED ON DECEMBER 15, 1995.
 6  THE BAINBRIDGE TAX EXEMPT PORTFOLIO--CLASS A COMMENCED OPERATIONS ON NOVEMBER 9, 1992.
 7  THE INSTITUTIONAL TAX FREE PORTFOLIO--CLASS B COMMENCED OPERATIONS ON OCTOBER 15, 1990.
 8  THE INSTITUTIONAL TAX FREE PORTFOLIO--CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1995.
 9  THE PENNSYLVANIA TAX FREE PORTFOLIO--CLASS A COMMENCED OPERATIONS ON JANUARY 21, 1994.
10  THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO--CLASS A COMMENCED OPERATIONS ON SEPTEMBER 5, 1989.
11  THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO--CLASS D COMMENCED OPERATIONS ON SEPTEMBER 28, 1993.
12  THE PENNSYLVANIA MUNICIPAL PORTFOLIO--CLASS A COMMENCED OPERATIONS ON AUGUST 14, 1989.
13  THE KANSAS TAX FREE INCOME PORTFOLIO--CLASS A COMMENCED OPERATIONS ON DECEMBER 10, 1990.
14  THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO CLASS D CLOSED ON JUNE 30, 1996.



    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================

SEI TAX EXEMPT TRUST -- AUGUST 31, 1996

1.    ORGANIZATION
SEI Tax Exempt Trust (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.
     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with nine portfolios: the Tax Free Portfolio, the California Tax Exempt Portfolio, the Institutional Tax Free Portfolio, the Pennsylvania Tax Free Portfolio (collectively "the Money Market Portfolios"), the Intermediate-Term Municipal Portfolio, the Pennsylvania Municipal Portfolio, the Kansas Tax Free Income Portfolio, the California Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio (collectively "the Fixed Income Portfolios"). The California Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio had not commenced operations as of August 31, 1996. The Trust is registered to offer five classes of shares: Class A, Class B, Class C, Class D and Class G. The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.
     On December 15, 1995, the Bainbridge Tax Exempt Portfolio closed and all of the outstanding shares of the Portfolio were redeemed. SEI Financial Management Corporation voluntarily agreed to bear the costs associated with the liquidation of the Portfolio which approximated $13,000 and included the amount of unamortized organizational expenses.

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Portfolios.
     SECURITY VALUATION -- Investment securities of each Money Market Portfolio are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums on securities are accreted and amortized ratably to maturity.
     The market value for each security for each Fixed Income Portfolio is obtained from an independent pricing service. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.
     FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.
     NET ASSET VALUE PER SHARE -- The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio. The maximum offering price per share for the Class D shares of the Intermediate-Term Municipal Portfolio is equal to the net asset value per share plus a sales load of 3.50%. The Intermediate-Term Municipal Portfolio Class D closed on June 30, 1996.
     CLASSES -- Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     USES OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported

================================================================================

SEI TAX EXEMPT TRUST -- AUGUST 31, 1996

amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month for the Tax Free, the California Tax Exempt, the Institutional Tax Free, the Pennsylvania Tax Free, the Intermediate-Term Municipal, and the Pennsylvania Municipal Portfolios. Distributions from net investment income are declared each month and paid on the tenth day of the following month for the Kansas Tax Free Income Portfolio. Any net realized capital gain on sales of securities after capital loss carryovers is distributed to the shareholders of the Portfolios at least annually.


3.    TRANSACTIONS WITH AFFILIATES
The Trust and SEI Fund Management (the "Manager") are parties to a Management Agreement dated May 23, 1986, under which the manager provides management, administrative and shareholder services to the Portfolios for an annual fee of
 .36% each of the average daily net assets of the Tax Free, Institutional Tax Free and Pennsylvania Tax Free Portfolios, .23% of the average daily net asset value of the California Tax Exempt Portfolio, .24% of the average daily net asset value of the Intermediate-Term Municipal Portfolio, .35% each of the average daily net asset value of the Pennsylvania Municipal and .15% of the average daily net asset value of the Kansas Tax Free Income Portfolio. However, the Manager has voluntarily agreed to waive a portion of its fee so that total expenses of each Portfolio will not exceed certain annual expense limitations.
     For the period September 1, 1995 to April 30, 1996, SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, acted as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse SFS for certain distribution-related expenses incurred by SFS.
     Effective May 1, 1996, SFS (the "Distributor") continued to act as the distributor of the shares of the Trust under new Distribution Agreements. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. The Class A, Class B, Class C and Class G shareholder servicing plans (the "Shareholder Servicing Plans") provide for servicing fees payable to the Distributor of up to .25% of the average daily net assets attributable to that particular class. For Class A and Class G, no such fees were levied since the inception of the plan. Such fees may be levied in the future when the Portfolios are operating below their voluntary expense caps. In addition to the Shareholder Servicing Plans, the Class B and Class C shares have adopted administrative services plans that provide for administrative service fees payable to the Distributor of up to .05% and .25%, receptively, of the average daily nets assets attributable to that class. The Trust has adopted a distribution for its Class D and Class G shares pursuant to which a 12b-1 fee of up to .25% and .50%, respectively, of the average daily net assets attributable to that particular class of Class D and Class G shares will be paid to the Distributor. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under each of the plans adopted by the Trust, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.
     Certain officers of the Trust are also officers and/or Directors of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Manager.

4.    INVESTMENT ADVISORY
Weiss, Peck, & Greer L.L.C. ("WPG") act as the Investment Adviser on behalf of the Tax Free, the California Tax Exempt, the Institutional Tax Free and the Pennsylvania Tax Free Portfolios. For its services, WPG receives a monthly fee equal to an annual rate of .05% of the combined daily net assets up to $500 million, .04% on the next $500 million and .03% of such assets in excess of $1 billion of the Tax Free, the California Tax Exempt, the Institutional Tax Free and the Pennsylvania Tax Free Portfolios. Prior to January 1, 1996, WPG also served as the Investment Adviser on behalf of the Intermediate-Term Municipal Portfolio. For the period January 1, 1996 to April 15, 1996, Standish Ayer & Wood ("SAW") acted as the Investment Adviser on behalf of the Intermediate-Term Municipal Bond Portfolio. Commencing April 16, 1996, SEI Financial Management Corporation ("SFM") was appointed as the Investment Adviser of the Intermediate-Term Municipal Portfolio. For its services, SFM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .33% of the Portfolios average daily net assets. Sub-Advisory services are provided to SFM for Intermediate-Term Municipal Portfolio by SAW pursuant to a sub-advisory agreement dated April 16, 1996. Under the terms of such agreement, SAW is entitled to receive a fee from SFM. For its services, SAW receives a monthly fee equal to an annual rate of .18% of the daily net assets up to $125 million and .15% of such assets in excess of $125 million. SFM is responsible for the supervision of, and payment of fees to, SAW in connection with their services.
     Morgan Grenfell Capital Management Incorporated ("MGCM") acts as the Investment Adviser of the Pennsylvania Municipal Portfolio. For its services, MGCM receives a monthly fee equal to an annual rate of .20% of the average daily net assets of the Portfolio.
     Under an Investment Advisory Agreement dated December 7, 1990, INTRUST Bank, N.A. in Wichita serves as the Investment Adviser on behalf of the Kansas Tax Free Income Portfolio. For its services INTRUST Bank is entitled to receive a monthly fee equal to an annual rate of .30% of the average daily net assets of the Portfolio. INTRUST Bank has voluntarily agreed to waive the full amount of their fee in order to limit operating expenses. The Manager has voluntarily agreed to waive a portion of its fee in order to limit operating expenses of the Kansas Tax Free Income Portfolio.

5.    INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the year ended August 31, 1996, were as follows:

                           INTERMEDIATE-                     KANSAS
                               TERM       PENNSYLVANIA      TAX FREE
                             MUNICIPAL      MUNICIPAL        INCOME
                             PORTFOLIO      PORTFOLIO       PORTFOLIO
                               (000)          (000)           (000)
                            ----------      ----------     ----------
Purchases                     $77,347        $64,232        $15,060
Sales                          40,710         69,195          8,345


     Subsequent to October 31, 1995, the Portfolios recognized net capital losses for tax purposes that have been deferred and can be used to offset future capital gains at August 31, 1997. The Portfolios also had capital loss carryforwards at August 31, 1996, as follows:

                    CAPITAL
                     LOSS
                   CARRYOVER
                   AUGUST 31,      EXPIRES       EXPIRES         EXPIRES
PORTFOLIO             1996           2002          2003            2004
--------         --------------   ----------    ----------      ----------
Tax Free
   Portfolio      $    17,501      $17,408      $      93       $      --
Intermediate-
   Term
   Municipal
   Portfolio        1,163,939         --          927,882         236,057
Pennsylvania
   Municipal
   Portfolio           --             --            --              --
Pennsylvania
   Tax Free
   Portfolio           --             --            --              --
Kansas Tax
   Free
   Income
   Portfolio            3,335         --            3,335           --

================================================================================

SEI TAX EXEMPT TRUST -- AUGUST 31, 1996

                    POST                       CAPITAL LOSS
                 OCTOBER 31,                     UTILIZED
                    1995              NET       DURING THE
                  DEFERRED          CAPITAL       CURRENT            WASH
PORTFOLIO          LOSSES           LOSSES         YEAR              SALES
--------        --------------   ------------   -----------     --------------
Tax Free
   Portfolio      $     --        $   17,501     $ 13,466         $      --
Intermediate-
   Term
   Municipal
   Portfolio            --         1,163,939         --                  --
Pennsylvania
   Municipal
   Portfolio            --             --         330,838            14,228
Pennsylvania
   Tax Free
   Portfolio        13,628             --            --                  --
Kansas Tax
   Free
   Income
   Portfolio            --             3,335       14,967                --


     For tax purposes, the losses in the Portfolios can be carried forward for a maximum of eight years to offset any net realized capital gains.
     The aggregate gross unrealized appreciation on securities in which there was an excess of market value over cost, the aggregate gross unrealized depreciation on securities in which there was an excess of cost over market value and the net unrealized appreciation (depreciation) at August 31, 1996, for each Portfolio are as follows:

                              INTERMEDIATE-                    KANSAS
                                 TERM         PENNSYLVANIA    TAX FREE
                               MUNICIPAL       MUNICIPAL       INCOME
                               PORTFOLIO       PORTFOLIO      PORTFOLIO
                                 (000)           (000)          (000)
                               ----------      ----------    ----------
Aggregate gross unrealized
   appreciation                 $  969           $1,316        $1,652
Aggregate gross unrealized
   depreciation                  1,138            1,075           501
                                ------           ------        ------
Net unrealized appreciation
   (depreciation)               $ (169)          $  241        $1,151
                                ======           ======        ======



6.    LINE OF CREDIT
The Portfolios have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the Portfolios equal to 112% of such borrowings which may not exceed 10% of the Portfolios' total assets.

7.    CONCENTRATION OF CREDIT RISK
The Portfolios invest in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
     The Trust invests in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At August 31, 1996, the percentage of portfolio investments by each revenue source were as follows:

                                                       CALIFORNIA
                                          TAX FREE     TAX EXEMPT
                                          PORTFOLIO     PORTFOLIO
                                         ----------    ----------
Revenue Bonds:
   Education Revenue                        10.3%          7.0%
   Health Care Facilities                    9.7%          9.2%
   Housing Facilities                       14.2%         24.5%
   Industrial Development                   22.1%          5.0%
   Lease Rental Bonds                        0.0%          0.7%
   Pollution Control                         1.5%          3.3%
   Public Facility                           4.7%          6.7%
   Resource Recovery                         1.2%          0.0%
   Transportation                            2.7%          2.5%
   Utility Revenue                           1.9%          8.8%
General Obligation                           8.9%          9.1%
Tax Exempt Commercial Paper                  0.0%          0.0%
Anticipation Notes:
   Bond                                      3.6%          0.0%
   Revenue                                   0.9%          0.9%
   Tax                                       4.9%          0.0%
   Tax & Revenue                             2.1%         10.4%
Other                                       11.3%         11.9%
                                           ------        ------
     Total                                 100.0%        100.0%

                                                           INTERMEDIATE-
                             INSTITUTIONAL  PENNSYLVANIA       TERM
                               TAX FREE       TAX FREE       MUNICIPAL
                               PORTFOLIO      PORTFOLIO      PORTFOLIO
                               ----------     ----------     ----------
Revenue Bonds:
   Education Revenue              6.7%           19.3%         10.9%
   Health Care Facilities        11.2%           15.6%         12.2%
   Housing Facilities            16.6%            3.5%          9.0%
   Industrial Development        19.2%           19.5%          3.1%
   Lease Rental Bonds             0.0%            0.0%          0.0%
   Pollution Control              2.2%            8.1%          0.9%
   Public Facility                4.1%            0.2%          2.6%
   Resource Recovery              0.0%            0.0%          1.5%
   Transportation                 1.0%            1.3%          9.1%
   Utility Revenue                1.1%            4.1%         23.3%
General Obligation                6.2%            3.2%         27.4%
Tax Exempt Commercial Paper       0.0%            0.0%          0.0%
Anticipation Notes:
   Bond                           4.2%            0.0%          0.0%
   Revenue                        0.9%            2.3%          0.0%
   Tax                            4.4%            2.8%          0.0%
   Tax & Revenue                  3.9%            5.8%          0.0%
Other                            18.3%           14.3%          0.0%
                                ------          ------        ------
     Total                      100.0%          100.0%        100.0%

                                                                KANSAS
                                             PENNSYLVANI       TAX FREE
                                               MUNICIPAL        INCOME
                                               PORTFOLIO       PORTFOLIO
                                              -----------     -----------
Revenue Bonds:
   Education Revenue                             22.0%            2.0%
   Health Care Facilities                        27.5%            6.8%
   Housing Facilities                            11.4%            5.8%
   Industrial Development                        17.6%            3.3%
   Lease Rental Bonds                             1.1%            3.4%
   Pollution Control                              0.0%            1.4%
   Public Facility                                2.5%            4.8%
   Resource Recovery                              0.1%            3.3%
   Transportation                                 0.4%            1.4%
   Utility Revenue                               10.9%           16.8%
General Obligation                                5.4%           52.9%
Tax Exempt Commercial Paper                       0.0%            0.0%
Anticipation Notes:
   Bond                                           0.0%            0.0%
   Revenue                                        0.0%            0.0%
   Tax                                            0.0%            0.0%
   Tax & Revenue                                  0.0%            0.0%
Other                                             1.1%            2.9%
                                                ------          ------
     Total                                      100.0%          100.0%


     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At August 31, 1996, the percentage of the Portfolios' investments that were insured and the percentage of the Portfolios' investments that had credit enhancements were as follows:

                                                                 CREDIT
                                               INSURED        ENHANCEMENTS
                                               --------       ------------
Tax Free Portfolio                               21.0%           52.8%
California Tax Exempt Portfolio                  24.7%           53.9%
Institutional Tax Free Portfolio                 23.1%           51.2%
Pennsylvania Tax Free Portfolio                  26.1%           49.2%
Intermediate-Term
   Municipal Portfolio                           46.6%            1.3%
Pennsylvania Municipal Portfolio                 45.3%            5.8%
Kansas Tax Free Income Portfolio                 33.7%            0.0%


8.    SHAREHOLDER VOTING RESULTS (UNAUDITED)
I. At a special meeting of shareholders held on September 28, 1995, shareholders of the Pennsylvania Municipal Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust") voted to approve the selection of Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") as investment adviser to the Portfolio and the investment advisory agreement between the Trust and Morgan Grenfell. The proposal and the results of the shareholder meeting are set forth below.
    1. Proposal to approve Morgan Grenfell as investment adviser of the Portfolio and to approve the new investment advisory agreement relating to the Portfolio between the Trust and Morgan Grenfell.

                               Shares Voted
                              --------------

                          For            8,955,686
                          Against               71
                          Abstain           29,339

    There were no broker non-votes submitted and no other proposals voted on at such meeting.

NOTES TO FINANCIAL STATEMENTS
================================================================================

SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



II. At a special meeting of shareholders held on April 16, 1996, shareholders of the Intermediate-Term Municipal Portfolio (the "Portfolio") voted on a series of proposals. The proposals and the results of the shareholder meeting are set forth below.

    1. Authorize the Trust's Board of Trustees to appoint additional or replacement sub-advisers recommended by SEI Financial Management Corporation ("SFM") for the Portfolio's Shareholders of the contacts pursuant to which such sub-advisers serve.

                               Shares Voted
                              --------------

                          For            4,660,163
                          Against          261,182
                          Abstain            3,199


    2. Approve the selection of SFM as the investment adviser for the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

                               Shares Voted
                              --------------

                         For            4,178,187
                         Against          743,158
                         Abstain            3,199


    3. Approve the selection of Standish, Ayer & Wood, Inc. ("SAW") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and SAW.

                               Shares Voted
                              --------------

                         For            4,776,803
                         Against          139,371
                         Abstain            8,381


There were no broker non-votes submitted and no other proposals voted on at such meeting.

III. At a special meeting of shareholders held on August 14, 1996, shareholders of the SEI Tax Exempt Trust (the "Trust") voted to approve the selection of the Trust's Board of Trustees. The proposal and the results of the shareholder meeting are set forth below.

     1. Election of Trustees


                                       SHARES VOTED
          TRUSTEE                          "FOR"
          -------                      -------------
          Robert A. Nesher             1,321,644,859
          Frank E. Morris              1,432,333,985
          William M. Doran             1,321,356,731
          F. Wendell Gooch             1,321,333,985
          James M. Storcy              1,321,333,985
          George J. Sullivan, Jr.      1,321,333,985

    There were no broker non-votes submitted and no other proposals voted on at such meeting.

                     This page is left intentionally blank.
65

NOTES TO FINANCIAL STATEMENTS (concluded)
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996



9.    SHARE TRANSACTIONS (000):


                                      ---------------------   ---------------------   ---------------------   ---------------------
                                                                                           BAINBRIDGE              INSTITUTIONAL
                                              TAX                 CALIFORNIA                  TAX                      TAX
                                              FREE                TAX EXEMPT                EXEMPT                     FREE
                                           PORTFOLIO               PORTFOLIO               PORTFOLIO1               PORTFOLIO
                                      ---------------------   ---------------------   ---------------------   ---------------------
                                        1996        1995        1996        1995        1996        1995        1996        1995
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------


SHARES ISSUED AND REDEEMED:
   Class A:
  Shares Issued                       1,426,417   1,502,741     232,581     193,641      29,983     256,460   4,958,411   5,130,777
  Shares Issued in Lieu
    of Cash Distributions                   357          74          55           8          --          --         776       1,645
  Shares Redeemed                     1,464,041) (1,483,956)   (218,860)   (194,711)   (179,210)   (268,046) (4,912,703) (5,179,065)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Transactions           (37,267)     18,859      13,776      (1,062)   (149,227)    (11,586)     46,484     (46,643)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class B(2):
  Shares Issued                              --          --          --      41,150          --          --      69,063      77,163
  Shares Issued in Lieu
    of Cash Distributions                    --          --          --          --          --          --          58          69
  Shares Redeemed                            --          --          --     (44,406)         --          --     (70,053)    (83,875)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Transactions                --          --          --      (3,256)         --          --        (932)     (6,643)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class C:
  Shares Issued                              --          --          --          --          --          --      82,543          --
  Shares Issued in Lieu
    of Cash Distributions                    --          --          --          --          --          --          --          --
   Shares Redeemed                           --          --          --          --          --          --     (63,337)         --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Transactions                --          --          --          --          --          --      19,206          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class D(3):
  Shares Issued                           1,615       4,827          --          --          --          --          --          --
  Shares Issued in Lieu
     of Cash Distributions                   --          --          --          --          --          --          --          --
  Shares Redeemed                        (1,881)     (4,555)         --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class D Transactions              (266)        272          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class G(4):
  Shares Issued                              --          --     744,985     675,735          --          --          --          --
  Shares Issued in Lieu
    of Cash Distributions                    --          --       8,087       6,682          --          --          --          --
  Shares Redeemed                            --          --    (730,352)   (672,528)         --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class G Transactions                --          --      22,720       9,889          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Capital Shares   (37,533)     19,131      36,496       5,571    (149,227)    (11,586)     64,758     (53,286)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

                                      ---------------------   ---------------------   ---------------------   ---------------------
                                            PENNSYLVANIA            INTERMEDIATE-                                       KANSAS
                                                TAX                    TERM                 PENNSYLVANIA              TAX FREE
                                                FREE                  MUNICIPAL                MUNICIPAL                INCOME
                                             PORTFOLIO               PORTFOLIO                PORTFOLIO               PORTFOLIO
                                      ---------------------   ---------------------   ---------------------   ---------------------
                                        1996        1995        1996        1995         1996        1995         1996       1995
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------


SHARES ISSUED AND REDEEMED:
   Class A:
  Shares Issued                         209,781     126,868       6,976       4,110       1,365         889       1,719         994
  Shares Issued in Lieu
    of Cash Distributions                    60          14         129         108          16          15          --          --
  Shares Redeemed                      (192,915)   (119,535)     (3,269)     (7,494)     (1,869)     (3,027)     (1,057)       (754)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Transactions            16,926       7,347       3,836      (3,276)       (488)     (2,123)        662         240
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class B(2):
  Shares Issued                              --          --          --          --          --          --          --          --
  Shares Issued in Lieu
    of Cash Distributions                    --          --          --          --          --          --          --          --
  Shares Redeemed                            --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Transactions                --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class C:
  Shares Issued                              --          --          --          --          --          --          --          --
  Shares Issued in Lieu
    of Cash Distributions                    --          --          --          --          --          --          --          --
   Shares Redeemed                           --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Transactions                --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class D(3):
  Shares Issued                              --          --          --           2          --          --          --          --
  Shares Issued in Lieu
     of Cash Distributions                   --          --           1           5          --          --          --          --
  Shares Redeemed                            --          --         (53)        (61)         --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class D Transactions                --          --         (52)        (54)         --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Class G(4):
  Shares Issued                              --          --          --          --          --          --          --          --
  Shares Issued in Lieu
    of Cash Distributions                    --          --          --          --          --          --          --          --
  Shares Redeemed                            --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Class G Transactions                --          --          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Capital Shares    16,926       7,347       3,784      (3,330)       (488)     (2,123)        662         240
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------



1 THE BAINBRIDGE TAX EXEMPT PORTFOLIO CLOSED ON DECEMBER 15, 1995
2 ON JULY 12, 1995, CALIFORNIA TAX EXEMPT PORTFOLIO CLASS B CLOSED.
3 ON JUNE 30, 1996, INTERMEDIATE-TERM MUNICIPAL PORTFOLIO CLASS D CLOSED. 4 ON MAY 1, 1996, THE CALIFORNIA TAX EXEMPT PORTFOLIO CLASS C SHARES WERE REDESIGNATED TO CLASS G SHARES.


   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

66 & 67